As Filed with the Securities and Exchange Commission on April 25, 2018
File Nos. 33-43058/811-06227

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.         (  )
Post-Effective Amendment No.  31 (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.  18  (X)
(Check appropriate box or boxes.)

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
(Exact name of registrant)

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY
 (Name of depositor)

4333 Edgewood Road, NE
Cedar Rapids, IA 52499-0001
 (Address of depositor’s principal executive offices)
Depositor’s Telephone Number, including Area Code: (800) 346-3677

Arthur D. Woods
570 Carillon Parkway
St. Petersburg, FL 33716-1294
 (Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
___ immediately upon filing pursuant to paragraph (b).
May 1, 2018 _ on  pursuant to paragraph (b).
___ 60 days after filing pursuant to paragraph (a) (1).
___on                 pursuant to paragraph (a) (1) of Rule 485.

If appropriate, check the following box:
__This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

REQUIRED IN A PROSPECTUS

P R O S P E C T U S
May 1, 2018

Modified Single Premium Variable Life Insurance Policy
             issued through
Merrill Lynch Variable Life Separate Account II
 by
Transamerica Advisors Life Insurance Company
Administrative Office
570 Carillon Parkway
St. Petersburg, Florida 33716

Please direct transactions, claim forms, payments and other correspondence and notices as follows:
Service Center
P.O. Box 19100
Greenville, South Carolina 29602-9100
1-800-354-5333

This Prospectus describes a modified single premium variable life insurance policy (the “Policy”) issued by Transamerica Advisors Life Insurance Company (“we,” “our,”  “us,” “TALIC”). We do not currently offer the Policy for sale to new purchasers. The Policy offers a choice of investments and an opportunity for the Policy’s investment base, net cash surrender value, and death benefit to grow based on investment results of the investment divisions of the Merrill Lynch Life Variable Life Separate Account II (the “Separate Account”) in which you invest. The Policy provides life insurance, with a life insurance benefit (the death benefit) payable if the insured dies while the Policy is in force. We guarantee that regardless of investment results, insurance coverage will continue until the insured’s attained age 100, or, as you may select, for a shorter time if the face amount chosen is above the minimum face amount required for the single premium (sometimes referred to as the “initial premium”). During this guarantee period, we will terminate the Policy only if any loan debt exceeds certain Policy values. After the guarantee period ends, the Policy will remain in effect as long as the net cash surrender value is sufficient to cover all charges due.

Investing in the Policy involves investment risk and fluctuating interest rates.

This Prospectus provides basic information that a prospective policy owner should know before investing. You should keep this Prospectus for future reference. You should consider whether the Policy is suitable for you in light of your insurance needs, including insurance you already own.
Replacing your existing life insurance with the Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase of or maintain the Policy through a loan or through withdrawals from another policy.

An investment in the Policy is not a bank deposit, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The investment divisions in the Separate Account are currently available for investment in shares of portfolios of the following funds (the “Funds”) or in specific units of The Merrill Lynch Fund of Stripped (“Zero”) U.S. Treasury Securities (the “Trusts”); AIM Variable Insurance Funds (Invesco Variable Insurance Funds); AllianceBernstein Variable Products Series Fund, Inc.; BlackRock Variable Series Funds, Inc.; BlackRock Series Fund, Inc.; and MFS® Variable Insurance Trust. The specific portfolios of the Funds and units of the Trusts available under the Policy are listed on the following page.  A prospectus for each of the Funds and the Trusts must accompany this Prospectus. Please read these documents before investing and save them for future reference.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved the Policy or determined that this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

The following portfolios of the Funds and units of the Trusts are currently available under the Policy:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund
Invesco V.I. Core Equity Fund

AllianceBernstein Variable Products Series Fund, Inc.
AB VPS Large Cap Growth Portfolio

BlackRock Series Fund, Inc. *
BlackRock Advantage Large Cap Core Portfolio (1)
BlackRock Balanced Capital Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Global Allocation Portfolio
BlackRock Government Money Market Portfolio (2)
BlackRock High Yield Portfolio
BlackRock U.S. Government Bond Portfolio

BlackRock Variable Series Funds, Inc. **
BlackRock Advantage Large Cap Value V.I. Fund (3)
BlackRock Advantage U.S. Total Market V.I. Fund (4)
BlackRock Basic Value V.I. Fund
BlackRock Equity Dividend V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock International V.I. Fund
BlackRock Large Cap Focus V.I. Fund (5)
BlackRock Managed Volatility V.I. Fund (6)
BlackRock S&P 500 Index V.I. Fund

Merrill Lynch Fund of Stripped (“Zero”) U.S. Treasury Securities
Maturity date - February 15, 2019

MFS® Variable Insurance Trustsm
MFS® Growth Series

____________
(1)	On June 12, 2017, BlackRock Large Cap Core Portfolio was renamed BlackRock Advantage Large Cap Core Portfolio.
(2)	During an economic emergency, this portfolio may impose a redemption fee on amounts surrendered. Please review the Fund prospectus carefully.
(3)	On June 12, 2017 BlackRock Large Cap Value V.I. Fund was renamed BlackRock Advantage Large Cap Value V.I. Fund.
(4)	On June 12, 2017, BlackRock Value Opportunities V.I. Fund was renamed BlackRock Advantage U.S. Total Market V.I. Fund
(5)	On June 12, 2017, BlackRock Large Cap Growth V.I. Fund was renamed BlackRock Large Cap Focus V.I. Fund.
(6)           The Subaccount corresponding to this Fund was closed to allocations of premiums and investment base following the close of business on December 6, 1996.

* BlackRock Total Return Portfolio was closed to new investments on March 22, 2018 and  was liquidated on March 29, 2018.
**BlackRock Global Opportunities VI Fund closed to new investments on May 1, 2017.

Policy Benefits/Risks Summary	1
Policy Benefits	1
The Policy in General	1
Premiums and Additional Payments	1
Death Benefit	2
Surrenders	2
Reallocations	2
Dollar Cost Averaging Program	2
Loans	2
Guarantee Period	2
Policy Risks	3
Risk of Poor Investment Performance	3
Risk of Short-Term Investing	3
Risk of Lapse	3
Tax Risks	3
Surrender Risks	4
Loan Risks	4
Risk of Increase in Current Fees and Expenses	4
Portfolio Risks	4
Fee Table	4
Range of Annual Portfolio Operating Expenses (as a percentage of each portfolio’s average net assets)	7
Transamerica Advisors Life Insurance Company (formerly, Merrill Lynch Life Insurance Company)	7
Financial Condition of the Company	8
The Separate Account, the Funds, and the Trusts	9
The Separate Account	9
Changes Within the Separate Account	9
The Funds	10
Investment Objectives of the Portfolios	10
Certain Payments We Receive With Regard to the Funds	13
Selection of Underlying Funds	13
Resolving Material Conflicts	14
The Trusts	14
Voting Rights	15
The Policy	15
Availability	15
Who May be Covered	15
Guarantee Period	16

i

Right to Cancel (“Free Look” Period)	16
Right to Exchange the Policy	16
Tax-Free ‘Section 1035’ Exchanges	17
State Variations	17
Ownership Rights	17
Policy Changes (Applicable Federal Tax Law)	17
Premiums	18
Initial Premium	18
Minimum	18
Selecting the Initial Face Amount	18
Making Additional Payments	18
Effect of Additional Payments	18
Investment Base Allocations	19
Investment Base Allocation During the “Free Look” Period	19
Changing Your Investment Allocations	19
Trust Allocations	19
Policy Values	19
Separate Account Index	19
Investment Base	20
Cash Surrender Value	20
Net Cash Surrender Value	21
Tabular Value	21
Charges and Deductions	21
Charges Deducted from the Investment Base	21
Deferred Policy Loading	21
Mortality Cost (Cost of Insurance)	22
Reallocation Charges	23
Net Loan Cost	23
Charges to the Separate Account	23
Mortality and Expense Risk Charge	23
Charges to Divisions Investing in the Trusts	24
Rider Charges	24
Portfolio Expenses	24
Death Benefit	24
Death Benefit Proceeds	24
Variable Insurance Amount	25
Net Single Premium Factor	25
Payment of Death Benefit Proceeds	25
Income Plans	25
Supplemental Benefits (Riders)	26
Surrenders	27

When We Make Payments	27
Reallocations	28
Reallocating the Investment Base	28
Disruptive Trading	28
Dollar Cost Averaging	30
Minimum Amounts	30
When We Make DCA Transfers	30
Loans	31
Policy Loans	31
Requesting a Loan	31
Effect on Death Benefit and Cash Surrender Value	31
Loan Value	31
Interest	32
Telephone Requests	32
Policy Termination	32
Guarantee Period	32
When the Guarantee Period is Less Than for Life	33
Reinstatement	33
Maturity Proceeds	33
Tax Considerations	33
Introduction	33
Tax Status of the Policy	33
Diversification Requirements	34
Policy Loans	34
Tax Treatment of Policy Loans and Other Distributions	34
Aggregation of Modified Endowment Contracts	35
Taxation of Single Premium Immediate Annuity Rider	35
Other Transactions	36
Ownership of Policies by Non-Natural Persons	36
Non-Individual Owners and Business Beneficiaries of Policies	36
Employer-Owned Life Insurance Contracts	36
Estate, Gift and Generation-Skipping Transfer Taxes	37
Split-Dollar Arrangements	38
Foreign Tax Credits	38
Alternative Minimum Tax	38
Withholding	38
Possible Tax Law Changes	38
Our Income Taxes	38
Additional Information	39
Assignment of the Policy	39
Unclaimed and Abandoned Property	39

Sending Forms and Transaction Requests in Good Order	39
Selling the Policy	39
Cyber-Security Risks	40
Legal Proceedings	40
Financial Statements	41
Glossary	42
Prospectus Back Cover	44

POLICY BENEFITS/RISKS SUMMARY

This summary provides only a brief overview of the more important benefits and risks of the Policy. More detailed information about the Policy appears later in this Prospectus and in the Statement of Additional Information. For your convenience, we have provided a Glossary at the end of the Prospectus that defines certain words and phrases used in the Prospectus.
Policy Benefits
The Policy in General

Policy Availability. We are not currently offering the Policy for sale to new purchasers.

Non-Taxable Death Benefit. The Policy offers the potential of insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. We believe the Policy generally provides at least the minimum death benefit required under Federal tax law (although there is little guidance and some uncertainty as to how the tax law requirements apply to certain innovative features of the Policies). Assuming the Policy satisfies the applicable requirements, the Policy should provide an important tax benefit because its death benefit generally should not be subject to income tax.

Tax-Deferred Accumulation. The Policy gives you the opportunity for tax-deferred accumulation of your cash value, where any increases in the Policy’s cash value generally are not taxable until distributed from the Policy. The Policy’s cash value will increase or decrease depending on the investment performance of the investment divisions, the single premium you pay, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions (such as reallocations among investment divisions).

Personalized Illustrations. Illustrations used in connection with the purchase of the Policy are based on hypothetical investment rates of return. We do not guarantee these rates. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare the Policy to other life insurance policies. They are illustrative only, and not a representation of past or future performance. Actual rates of return may be more or less than those shown in the illustrations. Actual values will be different than those illustrated.

Investment Base. A Policy’s investment base is the amount available for investment in the Separate Account at any time. On the policy date (usually the next business day after our Service Center receives your single premium), the investment base is equal to the single premium. Afterwards, it varies daily based on the investment performance of your selected investment divisions (and any additional payments you make, the fees and charges we deduct, and the effect of any Policy transactions). You bear the risk of poor investment performance and receive the benefit of favorable investment performance. You may wish to consider diversifying your investment in the Policy by allocating the investment base to two or more investment divisions.

Investment Divisions. Your premium payments will be invested in the investment divisions of the Separate Account. You may reallocate your investment base to up to five of the investment divisions. Investment returns from amounts allocated to the investment divisions will vary with the investment experience of these investment divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the investment divisions.

Premiums and Additional Payments

Single Premium and Additional Payments. You pay a single premium. After the end of the “free look” period, you may make additional payments any time you choose up to four times a policy year. The minimum additional payment we will accept is $1,000. We may require satisfactory evidence of insurability before we accept a payment if the payment increases the net amount at risk under the Policy, or if the guarantee period at the time of payment is less than one year. You must submit an application when you make additional payments.

Death Benefit

As long as the Policy remains in force, we will pay a death benefit to the beneficiary upon the death of the insured. The death benefit equals the face amount or variable insurance amount, whichever is larger. The variable insurance amount increases or decreases on each policy processing date, depending on the investment results of the investment divisions you select, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions.

We will reduce any death benefit proceeds by the amount of any loan debt and any overdue charges if the Policy is in a grace period.

Surrenders

You may surrender your Policy at any time and receive the net cash surrender value. On a policy processing date that is also your policy anniversary, the net cash surrender value equals the investment base minus the balance of any deferred policy loading not yet deducted. If we calculate the net cash surrender value on a date that is not a policy processing date, we also subtract a pro-rata mortality cost. If we calculate the net cash surrender value on a date that is not a policy anniversary and you have loan debt, we also will subtract any pro-rata net loan cost. A surrender may have tax consequences.

You may not make partial withdrawals under the Policy.

Reallocations

Currently, you may change investment allocations as often as you wish. However, we may limit the number of changes permitted, but not to less than five each policy year. We will notify you if we impose any limitations. We may assess a $25 charge for each allocation change in excess of five per policy year. We may impose restrictions on reallocations by policy owners engaging in disruptive trading activities.

Dollar Cost Averaging Program

The Policy offers an optional transfer feature called Dollar Cost Averaging (“DCA”). This feature allows you to make automatic monthly transfers from the BlackRock Government Money Market investment division to up to four other investment divisions depending on your current allocation of investment base. The DCA program will terminate and no transfers will be made if transfers under DCA would cause you to be invested in more than five divisions. We do not charge for DCA transfers. These transfers are in addition to reallocations permitted under the Policy.

Loans

You may borrow money from us, using your Policy as collateral, subject to limits. We deduct loan debt from the amount payable on surrender of the Policy and from any death benefit payable. Loan interest accrues daily and, if it is not paid each year, it is treated as a new loan (capitalized) and added to the outstanding loan amount. Depending upon investment performance of the investment divisions and the amounts borrowed, loans may cause a Policy to lapse (terminate without value). If the Policy lapses with loan debt outstanding, adverse tax consequences may result. Loan debt is considered part of the cash surrender value which is used to calculate taxable gain. Loans may have other adverse tax consequences.

Guarantee Period

We guarantee that the Policy will stay in force until the insured’s attained age 100, or for a shorter guarantee period depending on the face amount selected for a given premium, provided certain conditions are met. We will not cancel the Policy during the guarantee period unless the loan debt exceeds the larger of the cash surrender value and the tabular value. (For more information about cash surrender value and tabular value, see “Policy Values”; and see “Policy Termination” for more information about guarantee periods.)

We hold a reserve in our general account to support this guarantee. After the end of the guarantee period, we will cancel the Policy if the net cash surrender value on a policy processing date will not cover the charges due.

Policy Risks

Risk of Poor Investment Performance

Since you invest your investment base in one or more investment divisions, you will be subject to the risk that investment performance will be unfavorable and that your investment base will decrease. You could lose everything you invest and your Policy could lapse without value, unless you make additional payments or are within the guarantee period (and you have no loan debt outstanding). In addition, we deduct Policy fees and charges from your investment base, which can significantly reduce your investment base. During times of poor investment performance, this deduction will have an even greater impact on your investment base.

Risk of Short-Term Investing

The Policy is designed to be long-term in nature in order to provide life insurance benefits for you. However, purchasing the Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time and do not anticipate needing periodic access to your cash value, since partial withdrawals are not permitted under the Policy. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle.

Risk of Lapse

Your Policy will enter a 61-day pre-lapse grace period if: (1) during the guarantee period, the loan debt exceeds the larger of the cash surrender value and the tabular value; or (2) after the guarantee period ends, the net cash surrender value on a policy processing date is insufficient to cover all charges due. If you do not make a sufficient payment during this grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

Loans, any increase in current Policy charges, and/or poor investment returns could increase your risk of lapse. A Policy lapse may have adverse tax consequences.

If we cancel a Policy, you may reinstate it while the insured is still living, subject to certain conditions.

Tax Risks

A Policy must satisfy certain requirements under Federal tax law in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. The manner in which these requirements should be applied to certain innovative features of the Policy offered by this Prospectus is not directly addressed by Section 7702 or the proposed regulations issued thereunder. The presence of these innovative Policy features, and the absence of final regulations or any other pertinent interpretations of the tests, thus create some uncertainty about the application of the tests to the Policy. Nevertheless, we believe that the Policy offered by this Prospectus qualifies as a life insurance contract for Federal income tax purposes. This generally means that:

•	The death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

•
The policy owner should not be considered in constructive receipt of the Policy’s cash surrender value, including any increases, until actual cancellation of the Policy or a distribution is taken from the Policy.

Federal tax law establishes a class of life insurance policies referred to as modified endowment contracts (“MECs”), depending on the total amount of premiums paid under the policy. If a Policy is treated as a MEC, then withdrawals, surrenders and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of surrenders and loans taken before you reach age 59 1/2. These provisions apply to policies entered into on or after June 21, 1988. However, a Policy that is not originally classified as a MEC can become so classified if certain changes are made in the Policy at any time. We believe that these changes include your contractual right to make certain additional payments. You may choose not to exercise this right in order to preserve your Policy’s current tax treatment.

If you do preserve your Policy’s current tax treatment, and your Policy is not a MEC, then policy loans will be considered your indebtedness and no part of a policy loan will constitute income to you, and pre-death distributions will generally not be included in gross income to the extent that the amount received does not exceed your investment in the Policy.

You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Surrender Risks

There may be tax consequences if you decide to surrender your Policy.

Loan Risks

A Policy loan, whether or not repaid, will affect the investment base over time because we subtract the amount of the loan from your investment base and hold it as collateral in our general account. Accordingly, the loan collateral does not participate in the investment results of the investment divisions. This collateral earns interest at a minimum rate of 4% annually for the first ten policy years and 4.15% thereafter. While a loan remains unpaid, we charge interest of 4.75% annually. Interest accrues each day and payments are due at the end of each policy year. If you do not pay the interest when due, it is treated as a new loan and we add it to the unpaid loan amount. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the investment divisions and the interest rate charged against and credited to the amount held in the general account as collateral, the effect could be favorable or unfavorable.

We reduce the amount of any loan debt from the amount payable on surrender of the Policy and from any death benefit payable. If the amount of interest credited to the collateral is more than what is earned in the investment divisions, the cash surrender value will be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited to the collateral is less, the cash surrender value will be lower, as may be the death benefit. In that case, the lower cash surrender value may cause the Policy to lapse sooner than if no loan had been taken, and adverse tax consequences could result.

A Policy loan could increase your risk of lapse during the guarantee period if the loan debt exceeds the larger of the cash surrender value and the tabular value. (See “Loans” for an explanation of how loan debt affects cash surrender value.)

Risk of Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to make additional payments to keep the Policy in force unless your Policy is in the guarantee period and you have no loan debt outstanding.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each Fund’s prospectus and the Trusts’ prospectus. Please refer to the Funds’ and Trusts’ prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

FEE TABLE

The following tables describe the fees and charges that a policy owner will pay when buying and owning the Policy. If the amount of a charge depends on the personal characteristics of the insured or the policy owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policy owner or insured with the characteristics listed below. These charges may not be typical of the charges you will pay.

The first table describes the fees and charges that a policy owner will pay when he or she buys the Policy, makes additional payments, or reallocates investment base among the investment divisions of the Separate Account.

Transaction Fees
Amount Deducted[1]
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Maximum Sales Charge Imposed on Premiums (Deferred Policy Loading)[2]

Sales Load	In equal installments on the first ten policy anniversaries on or next following receipt of the initial premium and each additional payment	4.0% of the single premium paid and any additional payments	4.0% of the single premium paid and any additional payments

First Year Administrative Expense	On the first policy anniversary.	0.5% of the single premium paid and any additional payments received in the first policy year	0.5% of the single premium paid and any additional payments received in the first policy year

Premium Tax Charge	In equal installments on the first ten policy anniversaries on or next following receipt of the initial premium and each additional payment	2.5% of the single premium paid and any additional payments	2.5% of the single premium paid and any additional payments

Reallocation Charge	On the policy processing date on or next following a change in investment base allocation	$25[3]	None

Optional Rider Charges:

Single Premium Immediate Annuity Rider	Upon receipt of the single premium	5% of the single premium to be applied to the Rider.	5% of the single premium to be applied to the Rider.

Change of Insured Rider	Upon exercise	$1.50 per $1,000 of face amount with a minimum charge of $200 and a maximum charge of $1,500	$1.50 per $1,000 of face amount with a minimum charge of $200 and a maximum charge of $1,500

[1]
We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

[2]
Although chargeable to each payment, we advance the amount of the deferred policy loading to the Separate Account as part of your investment base. We then collect these funds in equal installments on the ten policy anniversaries on or following the date we receive and accept a payment. However, in determining the amount payable on surrender of the Policy, we subtract from the investment base the balance of the deferred policy loading that has not yet been deducted.

[3]	We will not assess the reallocation charge for the first five changes in investment base allocation made each policy year.

The table below describes the fees and charges that a policy owner will pay periodically during the time he or she owns the Policy, not including Fund or Trust fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Amount Deducted[4]
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Cost of Insurance (Mortality Cost)	Quarterly on each policy processing date after the policy date

Minimum Charge		$0.26 per $1,000 of net amount at risk	$0.25 per $1,000 of net amount at risk

Maximum Charge		$333.33 per $1,000 of net amount at risk	$249.75 per $1,000 of net amount at risk plus $12.50

Charge for a male, attained age 60, in the simplified aggregate underwriting class[4]		$5.29 per $1,000 of net amount at risk	$5.01 per $1,000 of net amount at risk plus $8.75

Administrative Charge Varies by underwriting class:	Quarterly on each policy processing date after the first policy year
Simplified Nonsmoker & smoker		$10.00	$10.00
Simplified Aggregate		$8.75	$8.75
Medical		$12.50	$12.50
Mortality and Expense Risk Charge	Daily	Equivalent to 0.60% (annually at the beginning of the year) of daily net assets in each investment division of the Separate Account in which you are invested	Equivalent to 0.60% (annually at the beginning of the year) of daily net assets in each investment division of the Separate Account in which you are invested

[4]
Because the Policy has not been available for new sales since 1995,  the representative insured included in the table is the same representative insured that was included the first time the information was required by Form N-6 in 2004.

Periodic Charges Other Than Portfolio Operating Expenses

Trust Charge	Daily	Equivalent to 0.50% (annually at the beginning of the year) of daily net assets in each investment division that invests in the Trusts, in which you are invested	Equivalent to 0.34% (annually at the beginning of the year) of daily net assets in each investment division that invests in the Trusts, in which you are invested

Net Loan Cost[5]	On each policy anniversary	0.75% of the loan debt on the previous policy anniversary during each of the first ten policy years, adjusted for subsequent loans and loan repayments	0.75% of the loan debt on the previous policy anniversary during each of the first ten policy years, adjusted for subsequent loans and loan repayments

____________

[5]
The net loan cost equals the difference between the interest charged and the earnings on the amount held as collateral in the general account. After the first ten Policy years, the net loan cost equals 0.60% of the loan debt on the previous policy anniversary.

The following table shows the minimum and maximum Annual Portfolio Operating Expenses charged by any of the portfolios for the fiscal year ended December 31, 2017 . Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each Fund and the Trusts.

Range of Annual Portfolio Operating Expenses (as a percentage of each portfolio’s average net assets)6:

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.16%	1.55%

Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses – after any contractual waivers or reimbursements of fees and expenses) [7]	0.15%	1.14%
____________

[6]
The Fund and Trust expenses used to prepare this table were provided to us by the Funds and the Trusts. We have not independently verified such information. Current or future expenses may be greater or less than those shown.

[7]
The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for certain Funds that require the investment adviser to reimburse or waive Fund expenses above a certain threshold for a limited period of time ending no earlier than April 30, 2019 . For more information about these arrangements, consult the prospectuses for the Funds.

For information concerning compensation paid in connection with the sale of the Policy, see “Additional Information – Selling the Policy.”

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY (FORMERLY, MERRILL LYNCH LIFE INSURANCE COMPANY)

 Transamerica Advisors Life Insurance Company was incorporated under the laws of the State of Washington on January 27, 1986.  It was re-domesticated to the State of Arkansas on August 30, 1991.  It is engaged in the sale of life insurance and annuity products.  On December 28, 2007, the Company became an indirect wholly owned subsidiary of Aegon USA, Inc., now Aegon USA, LLC (“Aegon USA”). Aegon USA is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services.  All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of the Netherlands, the securities of which are publicly traded.  Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.  Prior to July 1, 2010, the Company was known as Merrill Lynch Life Insurance Company.  The Company was formerly an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“Merrill Lynch”), a corporation whose common stock is traded on the New York Stock Exchange.

Financial Condition of the Company

The benefits under the Policy are paid by TALIC from its general account assets and/or your cash value held in the Company’s separate account.  It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your investment base that is allocated to the investment divisions of the Separate Account. Your investment base in those investment divisions constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”

Assets in the General Account. Any guarantees under the policy that exceed your investment base, such as those associated with any death benefit riders, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of investment base are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it. We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio. For additional information about our financial condition, please see our Annual Report on Form 10-K, which is available on our website at www.aegonisn.com.

How to Obtain More Information. We encourage existing policy owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the telephone number or address of our Service Center referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

THE SEPARATE ACCOUNT, THE FUNDS, AND THE TRUSTS

The Separate Account

Tandem Insurance Group, Inc. (“Tandem”) established the Separate Account, a separate investment account, on November 19, 1990. We acquired the Separate Account on October 1, 1991, when Tandem merged with and into Transamerica Advisors Life Insurance Company. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve any supervision by the SEC over the investment policies or practices of the Separate Account. The Separate Account meets the definition of a separate account under the Federal securities laws. We use the Separate Account to support the Policy as well as other variable life insurance policies we issue. The Separate Account is also governed by the laws of the State of Arkansas, our state of domicile.

We own the assets in the Separate Account. We keep the Separate Account’s assets apart from our general account and any other separate accounts we may have. Arkansas insurance law provides that the Separate Account’s assets, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct.

Obligations to policy owners and beneficiaries that arise under the Policy are our obligations. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Policy, credited to or charged against the Separate Account without regard to our other income, gains or losses. The assets in the Separate Account will always be at least equal to the reserves and other liabilities of the Separate Account. If the Separate Account’s assets exceed the required reserves and other Policy liabilities, we may transfer the excess to our general account.

The investment divisions in the Separate Account are available for investment in shares of portfolios of the following Funds and Trusts:

•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “AIM V.I. Funds”);

•	AllianceBernstein Variable Products Series Fund, Inc. (the “AllianceBernstein Fund”);

•	BlackRock Series Fund, Inc. (the “Series Fund”);

•	BlackRock Variable Series Funds, Inc. (the “Variable Series Funds”);

•	Merrill Lynch Fund of Stripped (“Zero”) U.S. Treasury Securities; and

•	MFS® Variable Insurance TrustSM (the “MFS Trust”).

For more information, see “The Funds” and “The Trusts” below. You will find complete information about the Funds and the Trusts, including the risks associated with each portfolio, in the accompanying prospectuses and statements of additional information. Read these carefully before investing, along with this Prospectus.

Changes Within the Separate Account

We may add new investment divisions. We can also close or eliminate investment divisions, combine two or more investment divisions, or substitute a new portfolio for the portfolio in which an investment division invests without your consent. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Policy or, in our sole discretion, for any other reason. This may happen due to a change in laws or regulations, or a change in a portfolio’s investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. If necessary, we would obtain approval from the Arkansas State Insurance Department and the SEC and any other required approvals before making such a substitution. A new or substituted portfolio may have different fees and expenses and its availability may be limited to certain classes of purchasers. Substitution may be made with respect to existing investment base or the investment of future additional payments, or both for some or all classes of Policies. Furthermore, we may close investment divisions to allocation of additional payments or investment base, or both, for some or all classes of Policies at any time in our sole discretion.

Subject to any required regulatory approvals, we can transfer assets of the Separate Account or of any of the investment divisions to another separate account or investment division.

When permitted by law, we also can:

•	Deregister the Separate Account under the 1940 Act.
•	Operate the Separate Account as a management company under the 1940 Act.
•	Restrict or eliminate any voting rights of policy owners, or other persons who have voting rights as to the Separate Account. and
•	Combine the Separate Account with other separate accounts.

We reserve the right to make other structural or operating changes affecting the separate account.

The Funds

Each division of the Separate Account invests exclusively in shares of a designated portfolio of a Fund (or in specific units of the Trusts, as discussed below in “The Trusts”). Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each Fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies, and restrictions of that portfolio.

Although the investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment advisers or manager is the same. Differences in portfolio size, actual investments held, portfolio expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain portfolios or Funds available only through the Policy have names similar to funds not available through the Policy. The performance of any fund not available through the Policy is not indicative of performance of the similarly named portfolio or Fund available through the Policy.

An investment in a division, or in any portfolio, including the BlackRock Government Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the BlackRock Government Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the BlackRock Government Money Market Portfolio division may become extremely low and possibly negative. You could lose money by investing in this Fund.

Investment Objectives of the Portfolios

The following table summarizes each portfolio’s investment objective(s), investment adviser(s), and asset class/investment style. There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of risks, in the prospectuses for the Funds. You should read the Funds’ prospectuses carefully.

Portfolio	Investment Objective	Investment Adviser(s)/Subadviser
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund (Series I)	Seeks capital growth.	Invesco Advisers, Inc.

Invesco V.I. Core Equity Fund (Series I)	Seeks long-term growth of capital.	Invesco Advisers, Inc.

AllianceBernstein Variable Product Series Fund, Inc.

AB VPS Large Cap Growth Portfolio (Class A)	Seeks long-term growth of capital.	AllianceBernstein L.P.

BlackRock Series Fund, Inc.

BlackRock Advantage Large Cap Core Portfolio(1)	Seeks long-term capital appreciation.	BlackRock Advisors, LLC

BlackRock Balanced Capital Portfolio	Seeks high total investment return.	BlackRock Advisors, LLC

BlackRock Capital Appreciation Portfolio	Seeks long term growth of capital.	BlackRock Advisors, LLC

BlackRock Global Allocation Portfolio	Seeks high total investment return.	BlackRock Advisors, LLC
BlackRock Government Money Market Portfolio(2)	Seeks to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.	BlackRock Advisors, LLC

BlackRock High Yield Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management	BlackRock Advisors, LLC

BlackRock Total Return Portfolio*	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Advisors, LLC

BlackRock U.S. Government Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Advisors, LLC

(1) On June 12, 2017, BlackRock Large Cap Core Portfolio was renamed BlackRock Advantage Large Cap Core Portfolio.
(2) During an economic emergency, this portfolio may impose a redemption fee on amounts surrendered.  Pease review the Fund prospectus carefully.

* BlackRock Total Return Portfolio was closed to new investments on March 22, 2018 and was liquidated on March 29, 2018.

BlackRock Variable Series Funds, Inc.

BlackRock Advantage Large Cap Value V.I. Fund (Class I)(3)	Seeks long-term capital appreciation.	BlackRock Advisors, LLC

BlackRock Advantage U.S. Total Market V.I. Fund (Class I)(4)	Seeks long-term growth of capital.	BlackRock Advisors, LLC

BlackRock Basic Value V.I. Fund (Class I)	Seeks capital appreciation and, secondarily, income.	BlackRock Advisors, LLC

BlackRock Equity Dividend V.I. Fund	Seeks long-term total return and current income.	BlackRock Advisors, LLC

BlackRock Global Allocation V.I. Fund (Class I)	Seeks high total investment return.	BlackRock Advisors, LLC

BlackRock Global Opportunities V.I. Fund (Class I) **	Seeks long-term growth of capital.	BlackRock Advisors, LLC

BlackRock International V.I. Fund (Class I)	Seeks long-term capital growth.	BlackRock Advisors, LLC Subadviser: BlackRock International Limited

BlackRock Large Cap Focus Growth V.I. Fund (Class I)(5)	Seeks long-term capital growth.	BlackRock Advisors, LLC

BlackRock Managed Volatility V.I. Fund (6) (Class I)
Seeks a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well
as the opportunity for capital appreciation greater
than is normally available from investments solely
 in debt securities.
BlackRock Advisors, LLC Subadviser: BlackRock International Limited, BlackRock Asset Management North Asia Limited, and BlackRock (Singapore) Limited

BlackRock S&P 500 Index V.I. Fund (Class I)	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index.	BlackRock Advisors, LLC

MFS® Variable Insurance Trustsm

MFS ® Growth Series	Seeks capital appreciation.	Massachusetts Financial Services Company

___________________________________________
(3)On June 12, 2017 BlackRock Large Cap Value V.I. Fund was renamed BlackRock Advantage Large Cap Value V.I. Fund.
(4)On June 12, 2017, BlackRock Value Opportunities V.I. Fund was renamed BlackRock Advantage U.S. Total Market V.I. Fund
(5)On June 12, 2017, BlackRock Large Cap Growth V.I. Fund was renamed BlackRock Large Cap Focus V.I. Fund.
(6) The Subaccount corresponding to this Fund was closed to allocations of premiums and investment base following the close of business on December 6, 1996.

**BlackRock Global Opportunities VI Fund was closed to new investments on May 1, 2017.

 Note: There can be no assurance that the BlackRock Government Money Market portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the BlackRock Government Money Market investment division may become extremely low and possibly negative. You could lose money by investing in this Fund.

In order to obtain a free copy of the Fund prospectuses, you may call one of our customer service representatives at 1-800-354-5333.

Please read the prospectuses for the Funds to obtain more complete information regarding the portfolios.

Certain Payments We Receive With Regard to the Funds

We receive payments from the investment adviser (or affiliates thereof) of the Funds and the Trusts. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Policy and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Policy owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees. The amount of the payments we receive is based on a percentage of the assets of the particular Funds attributable to the Policy and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ and may be significant. Some advisers (or affiliates) may pay more than others. These percentages range from 0.15% to 0.381% (annually) of average Fund assets owned by the investment divisions available under the Policy and under certain other variable insurance products offered by us or our affiliates.

Additionally, retail mutual funds managed by the advisers or subadvisers of the Funds may be sold through Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”); the Policies are sold by registered representatives of MLPF&S. (See “Additional Information — Selling the Policy.”) These advisers and subadvisers (or their affiliates) may provide MLPF&S, as a selling firm, with payments or non-cash compensation, such as payments for certain marketing and distribution services, in connection with the retail mutual funds that they manage. In addition, consistent with FINRA rules, Fund distributors and/or their affiliates may pay for or make contributions to MLPF&S for training and education seminars for MLPF&S employees, clients and potential clients, due diligence meetings regarding their funds, recreational activities, or other non-cash items. From time to time, MLPF&S may recognize certain Financial Advisors through promotional programs that include mutual funds. These programs may reward Financial Advisors with compensation, including attendance at off-site locations and/or various employee training sessions that may be sponsored or co-sponsored by mutual fund companies whose funds MLPF&S makes available, including the Fund advisers and/or subadvisers. These amounts may be significant and these programs may provide the Fund adviser and subadviser (or their affiliates) with increased visibility to MLPF&S’s Financial Advisors, which are also involved in the distribution of the Policies.

Selection of Underlying Funds

The underlying Funds offered through this Policy are selected by us and we may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and/or the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund’s adviser or subadviser is one of our affiliates, or whether the Fund, its adviser, or an affiliate, makes payments to us in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Policies. For additional information on these arrangements, see “Certain Payments We Receive With Regard to the Funds” (above). We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of investment base if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from policy owners.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.

In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolios including each fund’s prospectus, statement of additional information and annual and semi-annual reports. Other sources, such as the underlying fund’s website, provide more current information including information about any regulatory actions or investigations relating to a fund or underlying fund portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Please Note: Certain underlying Fund portfolios have similar names; it is important that you state or write the full name of the underlying Fund portfolio to which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount being credited to the correct investment division.

You bear the risk of any decline in the investment base of your Policy resulting from the performance of the Funds you have chosen.

Resolving Material Conflicts

The Trusts and Funds sell their shares to our separate accounts in connection with variable annuity and/or variable life insurance products, and may also sell their shares to separate accounts of affiliated and/or unaffiliated insurance companies. Certain Funds and Trusts may also offer their shares to pension and retirement plans and to “fund of funds” (open-end management investment companies, or series thereof, that offer their shares exclusively to insurance companies, their separate accounts and/or to qualified plans).

It is possible that differences might arise between our Separate Account and one or more of the other separate accounts that invest in the Funds. In some cases, it is possible that the differences could be considered “material conflicts.” Such a “material conflict” could also arise due to changes in the law (such as state insurance law or Federal tax law) which affect these different variable life insurance and variable annuity separate accounts. It could also arise by reason of differences in voting instructions from our policy owners and those of the other insurance companies, or for other reasons. We will monitor events to determine how to respond to conflicts. If a conflict occurs, we may need to eliminate one or more investment divisions of the Separate Account which invest in the Funds or substitute a new portfolio or unit for a portfolio or unit in which a division invests. In responding to any conflict, we will take the action we believe necessary to protect you consistent with applicable legal requirements.

The Trusts

The Trusts are intended to provide safety of capital and high yield to maturity. The Trusts purchase at a deep discount U.S. Government-backed investments that make no periodic interest payments. When held to maturity the investments should receive approximately a fixed yield. The value of Trust units before maturity varies more than it would if the Trusts contained interest-bearing U.S. Treasury securities of comparable maturities.

The Trust portfolios consist mainly of:

•	Bearer debt obligations issued by the U.S. Government stripped of their un-matured interest coupons.

•	Coupons stripped from U.S. debt obligations.

•	Receipts and certificates for such stripped debt obligations and coupons.

The Trust currently available are shown below:

Trust	Maturity Date
2019	February 15, 2019

Advisors Asset Management (“AAM”) is the sponsor for the Trusts.

The sponsor will sell units of the Trusts to the Separate Account and has agreed to repurchase units we need to sell them to pay benefits and make reallocations. We pay the sponsor a fee for these transactions and are reimbursed through the trust charge assessed to the divisions investing in the Trusts. (See “Charges and Deductions — Charges to Divisions Investing in the Trusts.”)

AAM specializes in providing trading and support services to broker-dealers, registered representatives, investment advisers and other financial professionals. AAM acts as a sponsor to unit investment trusts through its adviser’s asset management division. AAM headquarters are located at 18925 Base Camp Road, Monument, Colorado 80132 and the Adviser’s Asset Management division can be contacted at 8100 East 22nd Street North, Suite 900B, Wichita, Kansas 67226-2309, telephone (877) 858-1773. AAM is a registered broker-dealer and investment adviser, a member of FINRA and SIPC and a registrant of the MSRB.

Please read the attached prospectus for the Trusts to obtain more complete information regarding the Trusts.

Voting Rights

We are the legal owner of all Fund shares held in the Separate Account. We have the right to vote on any matter put to vote at the Funds’ shareholder meetings. However, we will vote all Fund shares attributable to Policies according to instructions we receive from policy owners. We will vote shares attributable to Policies for which we receive no voting instructions in the same proportion as shares in the respective investment divisions for which we receive instructions. We will also vote shares not attributable to Policies in the same proportion as shares in the respective divisions for which we received instructions. Therefore, because of proportional voting, a small number of policy owners may control the outcome of a vote. We may vote Fund shares in our own right if any Federal securities laws or regulations, or their present interpretation, change to permit us to do so.

We determine the number of shares attributable to you by dividing your Policy’s investment base in a division by the net asset value of one share of the corresponding portfolio. We count fractional votes.

Under certain circumstances, state regulatory authorities may require us to disregard voting instructions. This may happen if following the instructions would mean voting to change the sub-classification or investment objectives of the portfolios, or to approve or disapprove an investment advisory policy.

We also may disregard instructions to vote for changes in the investment policy or the investment adviser if it disapproves of the proposed changes. We would disapprove a proposed change only if it was:

•	Contrary to state law.

•	Prohibited by state regulatory authorities. or

•	Decided by management that the change would result in overly speculative or unsound investments.

If we disregard voting instructions, we will include a summary of our actions in the next semi-annual report.

THE POLICY

Availability

The Policy is not for sale to new purchasers. When we offered the Policy, we issued it for an insured up to age 75. The minimum single payment for a Policy was the lesser of (a) $5,000 for an insured under age 20 and $10,000 for an insured age 20 and over, or (b) the payment required to purchase a face amount of at least $100,000. Subject to certain conditions, you may make additional unplanned payments (See “Premiums — Making Additional Payments.”)

Who May be Covered

We use two methods of underwriting:

•	Simplified underwriting, with no physical exam; and

•	Para-medical or medical underwriting with a physical exam.

The single premium and the age of the insured determine whether we do underwriting on a simplified or medical basis. The chart below shows the maximum premium that we will underwrite on a simplified basis:

Age	Maximum
0-14	$25,000
15-29	50,000
30-39	75,000
40-49	100,000
50-75	150,000

However, if you select the maximum face amount (see “Premiums — Selecting the Initial Face Amount”), we take the anticipated net amount at risk at the time of issue into account in determining the method of underwriting.

We assign insureds to underwriting classes which determine the mortality rates we will use in calculating mortality cost deductions, and which determine the guaranteed mortality rates we use in calculating net single premium factors and guarantee periods. In assigning insureds to underwriting classes, we distinguish between those insureds underwritten on a simplified basis and those on a para-medical or medical basis. Under both the simplified and medical underwriting methods we may issue Policies either in the standard or non-smoker underwriting class. We also may issue Policies on insureds in a “substandard” underwriting class. Individuals in substandard classes have health or lifestyle factors less favorable than the average person. For a discussion of the effect of underwriting classification on mortality cost deductions, see “Charges and Deductions — Charges Deducted from the Investment Base.”

Guarantee Period

The guarantee period is the period of time we guarantee that the Policy will remain in force regardless of investment experience unless loan debt exceeds the larger of the cash surrender value and the tabular value. (For more information about cash surrender value and tabular value, see “Policy Values.”) We base the guarantee period on the payments made, the guaranteed maximum mortality rates in the Policy, the deferred policy loading, and a 4% annual interest assumption. This means that for a given payment and face amount different insureds will have different guarantee periods depending on their age, sex and underwriting class. For example, an older insured will have a shorter guarantee period than a younger insured of the same sex and in the same underwriting class.

Right to Cancel (“Free Look” Period)

When we offered the Policy for sale to new purchasers, you could cancel your Policy during the “free look” period by returning it for a refund. Generally, the “free look” period ends 10 days after you receive the Policy. Some states allow a longer period of time to return the Policy. If required by your state, the “free look” period ends the later of 10 days after you receive the Policy and 45 days from the date you execute the application. To cancel the Policy during the “free look” period, you must mail or deliver the Policy to our Service Center or to the registered representative who sold it. We will refund your initial premium and any additional payments made, without interest. We may require you to wait six months before applying for another policy.

Corporations that purchase one or more Policies at the same time with an aggregate single premium of at least $250,000, where the investment base has at all times been allocated in the division investing in the BlackRock Government Money Market Portfolio and where no additional payments have been made nor policy loans taken, may cancel a Policy and receive the greater of the premium paid without interest and the net cash surrender value.

Right to Exchange the Policy

Within 18 months of the issue date you may exchange your Policy for a policy with benefits that do not vary with the investment results of a separate account. Your request must be in writing. Also, you must return the original Policy.

The new policy will have the same policy owner and beneficiary as those of the original Policy on the date of the exchange. It will also have the same issue age, issue date, face amount, cash surrender value, benefit riders and underwriting class as the original Policy. Any loan debt will be carried over to the new policy.

We will not require evidence of insurability to exchange for a new “fixed” policy.

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code of 1986, as amended (the “Code”). Before making an exchange, you should compare both policies carefully. It may not be in your best interest to exchange (or surrender, lapse, change, or borrow) from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy. Charges for the Policy may be higher (or lower) and the benefits may be different. The Policy will have new suicide and incontestability periods during which benefits may be denied in certain circumstances. Your old policy’s suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. Additionally, if you are under age 59½ then you also may be subject to a federal tax penalty equal to 10% of the taxable amount. . You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you the Policy (that person will generally earn a commission if you buy the Policy through an exchange or otherwise).

State Variations

Policies issued in your state may provide different features and benefits from those described in this Prospectus. This Prospectus provides a general description of the Policies. Your actual Policy and any endorsements are the controlling documents, and should be read carefully. If you would like to review a copy of the Policy or any endorsements, contact our Service Center.

Ownership Rights

The policy owner is the insured, unless someone other than the insured has been named as the policy owner in the application. The policy owner has all rights and options described in the Policy, including changing the policy owner, assigning the Policy, naming beneficiaries, and changing the insured.

If you are not the insured, you may want to name a contingent policy owner. If you die before the insured, the contingent policy owner will own your interest in the Policy and have all your rights. If you do not name a contingent policy owner, your estate will then own your interest in the Policy at your death.

If there is more than one policy owner, we will treat the policy owners as joint tenants with rights of survivorship unless the ownership designation provides otherwise. We may require completion of additional forms. The policy owners must exercise their rights and options jointly, except that any one of the policy owners may reallocate the Policy’s investment base by phone if the policy owner provides the personal identification code as well as the Policy number. One policy owner must be designated, in writing, to receive all notices, correspondence and tax reporting to which policy owners are entitled under the Policy.

Policy Changes (Applicable Federal Tax Law)

To receive the tax treatment accorded to life insurance under Federal income tax law, the Policy must qualify initially and continue to qualify as life insurance under the Code or successor law. We reserve the right to make changes in the Policy or its riders or to make distributions from the Policy to the extent necessary to continue to qualify the Policy as life insurance.

Any changes will apply uniformly to all Policies that are affected and you will be given advance written notice of such changes.

PREMIUMS

Initial Premium
Minimum

To purchase a Policy, you had to complete an application and pay a premium. We required the premium to put the Policy into effect. The minimum single premium for a Policy was the lesser of (a) $5,000 for an insured under age 20 and $10,000 for an insured age 20 and over, or (b) the premium required to purchase a face amount of at least $100,000. You may make additional payments, as described below.

Selecting the Initial Face Amount

Your initial premium determined the face amount of your Policy. For a given initial premium you may choose your initial face amount. The minimum face amount is the amount which will provide a guarantee period for the insured’s entire life. The maximum face amount is the amount which will give you the minimum guarantee period we require for the insured’s age, sex, and underwriting class. As the face amount is increased for a given single premium, the guarantee period becomes shorter and the mortality costs in the early policy years are larger to cover the increased amounts of insurance.

Making Additional Payments

After the end of the “free look” period, you may make additional payments any time you choose up to four times a policy year. The minimum additional payment we will accept is $1,000. We may require satisfactory evidence of insurability before we accept a payment if the payment increases the net amount at risk under the Policy, or if the guarantee period at the time of payment is less than one year. You must submit a form when you make additional payments.

If an additional payment requires evidence of insurability, we will invest that payment in the division investing in the BlackRock Government Money Market Portfolio on the next business day after we receive it. Once we complete the underwriting and accept the payment, we will allocate the payment either according to your instructions or, if you do not give us instructions, proportionately to the investment base in the Policy’s investment divisions.

Note: We reserve the right to reject any form of payment.  Any unacceptable forms of payment will be returned.

Effect of Additional Payments

Currently, we will accept any additional payment not requiring evidence of insurability the day we receive it in good order at our Service Center. On the date we accept an additional payment we will:

•	Increase the Policy’s investment base by the amount of the payment. and

•	Increase the deferred policy loading (see “Charges and Deductions — Charge Deducted from the Investment Base”).

If an additional payment requires evidence of insurability, once we complete underwriting and accept the payment, the additional payment will be reflected in Policy values as described above. If mandated under applicable law, we may be required to reject a payment.

As of the policy processing date on or next following our receipt and acceptance of an additional payment at our service center (in good order), we will reflect the payment in the calculation of the variable insurance amount (see “Death Benefit — Variable Insurance Amount”) and increase either the guarantee period or face amount or both. If the guarantee period before acceptance of an additional payment is less than for life, we will first use payments to extend the guarantee period. Any amount greater than that required to extend the guarantee period to the insured’s lifetime or any subsequent additional payment will be used to increase the Policy’s face amount.

If the insured dies after we receive and accept an additional payment and before the next policy processing date, we will pay the beneficiary the larger of:

•	The amount of the death benefit we calculate as of the prior policy processing date plus the amount of the additional payment. or

•
The cash surrender value as of the date we receive and accept the additional payment at our service center (in good order) multiplied by the net single premium factor as of such date (see “Death Benefit — Net Single Premium Factor”).

We will reduce the death benefit by any loan debt and any overdue charges if the Policy is in a grace period.

Unless you specify otherwise, if there is any loan debt, we will apply any unplanned payment made first as a loan repayment and we will return any excess amount to you. (See “Loans.”)

Investment Base Allocations

Investment Base Allocation During the “Free Look” Period

We will place the single premium you submit with your application in the investment division investing in the BlackRock Government Money Market Portfolio as of the business day we receive the payment at our Service Center. Your application sets forth this designation. We will not make an allocation change during the “free look” period. We will reallocate the investment base to the investment divisions you’ve selected. You may invest in up to five of the investment divisions at any time.

Changing Your Investment Allocations

You may change investment allocations as often as you wish. However, we may limit the number of changes permitted, but not to less than five each policy year. We will notify you if we impose any limitations. We may assess a $25 charge for each allocation change in excess of five per policy year. To change your investment base allocation, please call or write our Service Center. Any change in investment base allocation will be effective at the end of the business day on which we receive your request in good order at our Service Center. A dollar cost averaging feature is also available. (See “Reallocations.”)

Trust Allocations

If your investment base is in any of the Trusts, we will notify you 30 days before that Trust matures. Tell us in writing at least seven days before the maturity date how to reinvest the proceeds. If you do not tell us, we will move the proceeds to the investment division investing in the BlackRock Government Money Market Portfolio, and it will not count as one of the five reallocations permitted in a policy year. When we receive a request for reallocation, units of a specific Trust may no longer be available. Should this occur, we will attempt to notify you immediately so that you can change the request.

POLICY VALUES

Separate Account Index

Each investment division has a distinct unit value (also referred to as “price” or “separate account index” in reports we furnish to you). When you allocate your payments or investment base to an investment division (for example, due to a reallocation), we purchase units based on the value of a unit of the investment division as of the end of the valuation period during which the allocation occurs. When you transfer or deduct amounts out of an investment division (for example, due to a surrender or reallocation), we redeem units in a similar manner.

When we establish an investment division, we set an initial value for the separate account index (usually $10.00). The separate account index for each subsequent valuation period fluctuates based upon the net rate of return for that period, of the Fund portfolio or Trust unit in which the investment division invests, and equals the index for the preceding valuation period multiplied by the experience factor for the current period.

The experience factor for an investment division’s valuation period reflects the investment experience of the portfolio in which the division invests as well as the charges assessed against the division. The factor is calculated as follows:

(1)	We take the net asset value as of the end of the current valuation period of the portfolio in which the division invests.

(2)
We add to (1) the amount of any dividend or capital gains distribution declared during the current valuation period for the investment portfolio. We subtract from that amount a charge for our taxes, if any.

(3)	We divide (2) by the net asset value of the portfolio at the end of the preceding valuation period.

(4)	We subtract a charge not to exceed the mortality and expense risk charge for each day in the valuation period.

(5)	For divisions investing only in the Trusts, we subtract an additional charge not to exceed the daily Trust Charge for each day in the valuation period.

Calculations for investment divisions investing in the Funds are made on a per share basis. Calculations for investment divisions investing in the Trusts are on a per unit basis.

Investment Base

A Policy’s investment base is the sum of the amounts invested in each of the investment divisions. We adjust the investment base daily to reflect the investment performance of the investment divisions you’ve selected.

Certain charges and policy loans decrease the investment base. (See “Charges and Deductions — Charges Deducted from the Investment Base” and “Loans.”) Loan repayments and additional payments increase it. You may elect in writing from which investment divisions loan collateral is taken and to which investment divisions loan repayments and additional payments are added. If you do not make an election, we will allocate increases and decreases proportionately to your investment base in the investment divisions you have selected.

Cash Surrender Value

The cash surrender value may increase or decrease on any day, depending on the investment results for the investment divisions, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions. No minimum amount is guaranteed.

We calculate the cash surrender value as follows:

On the Policy Date

The cash surrender value equals the investment base plus any loan debt less the deferred policy loading not yet collected.

On Each Subsequent Policy Processing Date

The cash surrender value equals the investment base plus any loan debt, less the deferred policy loading not yet collected. On a policy processing date other than a policy anniversary, we also subtract the pro-rata net loan cost since the last policy anniversary (or since the policy date if during the first policy year).

On a Date During a Policy Processing Period

The cash surrender value equals the investment base plus any loan debt as of such date, less the pro-rata net loan cost since the last policy anniversary (or since the policy date if during the first policy year), less the deferred policy loading not yet collected, less the pro-rata mortality cost since the last policy processing date, and less any administrative and other fees that would otherwise be deducted on the next policy processing date.

Net Cash Surrender Value

The net cash surrender value equals cash surrender value less any loan debt.

Tabular Value

The tabular value is equal to the cash surrender value when we issue your Policy. From then on, it is equal to the cash surrender value for a comparable fixed life policy with the same face amount, premium payments, loading, and guarantee period (based on a 4% interest rate per year and the guaranteed mortality table). The tabular value equals zero after the guarantee period. It is the value we use to limit your mortality cost deductions as well as our right to cancel your Policy during the guarantee period.

CHARGES AND DEDUCTIONS

We deduct the charges described below to cover services and benefits we provide, costs and expenses we incur, and risks we assume under the Policy. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy. For example, the sales load may not fully cover all of the sales and distribution expenses we actually incur. We may use proceeds from other charges, including the mortality and expense risk charge and mortality cost, in part to cover such expenses. The fees and charges we deduct under the Policy may result in a profit to us.

Services and benefits we provide:	• The death benefit, surrender and loan benefits under the Policy.
• Investment options, including investment allocations.
• Administration of elective options.
• The distribution of reports to policy owners.

Costs and expenses we incur:	• Costs associated with processing and underwriting applications, and issuing and administering the Policy.
• Overhead and other expenses for providing services and benefits.
• Sales and marketing expenses.
• Other costs of doing business, such as collecting payments, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.

Risks we assume include but are not limited to:	• That the mortality cost charges we deduct are insufficient to meet our actual claims because insureds die sooner than we anticipate.
• That the costs of providing the services and benefits under the Policy exceed the charges we deduct.

Charges Deducted from the Investment Base

Deferred Policy Loading

We assess a deferred policy loading of 7% of each payment made in the first year, and 6.5% of each payment made after the first year. Because the deferred policy loading is a percentage of each payment made, the greater the amount and frequency of payments you make, the greater the amount of the charge we will assess.

The deferred policy loading consists of a sales load, first year administrative expense (not assessed against additional payments we receive after the first policy year), and a premium tax charge.

Sales Load. The sales load is equal to a maximum of 4.0% of the single premium and any additional payments. It compensates us for sales expenses. We may reduce the sales load if cumulative payments are sufficiently high to reach certain breakpoints, and in certain group or sponsored arrangements.

First Year Administrative Expense. The first year administrative expense is equal to a maximum of 0.5% of the single premium and any additional payments we receive in the first policy year. It compensates us for the expenses associated with issuing the Policies. We may reduce the first year administrative expense if cumulative payments are sufficiently high to reach certain breakpoints, and in certain group or sponsored arrangements.

We currently do not make any charges for administrative expenses beyond the first year. We will not impose any in the future.

Premium Tax Charge. The state premium tax charge is equal to 2.5% of the single premium and any additional payments.

Although chargeable to each payment, we advance the amount of the deferred policy loading to the Separate Account as part of your investment base. We then collect these funds in equal installments (of 0.70% of each payment we receive during the first policy year and 0.65% of each payment thereafter) on the ten policy anniversaries on or following the date we receive and accept a payment. However, in determining the amount payable on surrender of the Policy, we subtract from the investment base the balance of the deferred policy loading that has not yet been deducted.

Mortality Cost (Cost of Insurance)

We deduct a mortality cost, calculated as of the previous policy processing date, from the investment base on each policy processing date after the policy date. This charge compensates us for the cost of providing life insurance coverage on the insured. The charge depends on a number of variables (e.g., the insured’s underwriting class, sex (except for Montana and Massachusetts), attained age, and the Policy’s net amount at risk) that will cause it to vary from Policy to Policy and from month to month. We assess the mortality cost charge until the insured’s attained age 100.

The mortality cost is equal to:

➢	The current cost of insurance rate; multiplied by

➢	The Policy’s net amount at risk.

Current mortality costs also include a flat fee component. We base the cost of insurance rates on each insured’s underwriting class, sex, and attained age.

The net amount at risk may increase or decrease depending on the investment experience of the portfolios in which you are invested, any additional payments you make, the fees and charges deducted under the Policy, Policy riders, and any Policy transactions (such as loans). Therefore, mortality cost charges can increase or decrease.

Current mortality rates may be equal to or less than the guaranteed mortality rates. For insureds age 20 and over, current mortality rates also distinguish between insureds in a smoker (standard) underwriting class and insureds in a non-smoker underwriting class. Because we do less underwriting under the simplified underwriting method, the guaranteed maximum mortality rates are higher for the simplified classes than for the medical underwriting classes. The current mortality rates for the simplified classes may be higher than the guaranteed rates for the medical classes depending on the age and sex of the insured. Mortality rates are generally higher for male insureds than for female insureds of the same age and underwriting class, and ordinarily increase with age.

We guarantee that the current mortality rates will never exceed the maximum guaranteed rates shown in the Policy. We use the 1980 Commissioners Standard Ordinary Mortality Table (1980 CSO Table) for Policies underwritten on a medical basis and the 1980 Commissioners Extended Term Mortality Table (1980 CET Table) for Policies underwritten on a simplified basis to determine these maximum rates if the Policies are issued on insureds in a standard or non-smoker underwriting class. For Policies issued on substandard basis we use a multiple of the 1980 CSO Table. The maximum guaranteed mortality rates we may charge using the 1980 CET Table are equivalent to 130% of the 1980 CSO Table for male ages 38 and above and female ages 41 and above. At younger ages, the rates vary from 130% of the 1980 CSO Table to 212% at ages where the 1980 CSO rates are the lowest. Even though we can charge up to the 1980 CET Table, the current mortality rates we use for insureds in the non-smoker simplified underwriting class are equal to or less than the 1980 CSO Table.

To the extent the 1980 CET Table is considered substandard we would in effect be charging you a substandard mortality cost, even if the insured was healthy, to the extent:

•	We ever increased the current mortality rates above the 1980 CSO Table for those insureds in the non-smoker simplified underwriting class; or

•	The insured is underwritten under the simplified method but is not in the non-smoker class.

During the period between policy processing dates, the net cash surrender value takes the mortality cost into account on a pro-rated basis.

During the guarantee period, we limit the deduction for mortality cost if investment results are unfavorable. We do this by substituting, in our calculation, the tabular value for the cash surrender value in determining the net amount at risk, and multiplying the net amount at risk by the guaranteed maximum mortality rate. We will deduct this alternate amount from the investment base when it is less than the mortality cost that we would have otherwise deducted.

Reallocation Charges

We currently allow you to change investment allocations as often as you wish without charge. However, we may deduct reallocation charges from your investment base if you change your investment base allocation more than five times per policy year. If we impose this charge, it will equal $25.00 for each allocation change you make during a policy processing period that exceeds five for the policy year. We will deduct this charge, which compensates us for the cost of processing the reallocations, on the policy processing date on or next following the reallocation.

Net Loan Cost

On each policy anniversary, if there has been any loan debt during the prior year, we reduce the investment base by the net loan cost (the difference between the interest charged and the earnings on the amount held as collateral in the general account) and add that amount to the amount held in the general account as collateral for the loan. For each of the first ten policy years, the net loan cost equals 0.75% of the loan debt on the previous policy anniversary (taking into account any loans and repayments since then). After the first ten policy years, the net loan cost equals 0.60%. We will not increase the net loan cost. We take the net loan cost into account in determining the net cash surrender value of the Policy if the date of surrender is not a policy anniversary.

Charges to the Separate Account

Mortality and Expense Risk Charge

Each day we deduct an asset charge from each division of the Separate Account to cover our mortality, expense, and guaranteed benefits risks. The total amount of this charge is equivalent to 0.60% annually at the beginning of the year.

•	The mortality risk is the risk we assume that insureds as a group will live for a shorter time than actuarial tables predict. As a result, we would be paying more in death benefits than planned.

•	The expense risk is the risk we assume that it will cost us more to issue and administer the Policies than expected.

•
The guaranteed benefits risks are the risks we assume for potentially unfavorable investment results. One risk is that the Policy’s net cash surrender value cannot cover the charges due during the guarantee period. The other risk is that we may have to limit the deduction for mortality cost (see “Mortality Cost (Cost of Insurance)” above).

If the mortality and expense risk charge is not enough to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, the excess will be added to our profit and may be used to finance distribution expenses. We cannot increase the total charge.

Charges to Divisions Investing in the Trusts

We assess a daily trust charge against the assets of each division investing in the Trusts. This charge reimburses us for the transaction charge paid to the principal underwriter of the Policies, Transamerica Capital, Inc., when units are sold to the Separate Account. The trust charge is currently equivalent to 0.34% annually at the beginning of the year. We may increase it, but it will not exceed 0.50% annually at the beginning of the year. The charge is based on cost with no expected profit. We assess this charge in addition to the mortality and expense risk charge.

Rider Charges

We will deduct a charge if you add certain riders to your Policy. Each rider charge is summarized in the Fee Table in this Prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive.

Portfolio Expenses

The value of the net assets of each investment division is reduced by the investment management fees and other expenses incurred by the corresponding portfolio in which the investment division invests. You pay these fees and expenses indirectly. See the table of Annual Portfolio Operating Expenses in this Prospectus and the Funds’ and Trusts’ prospectuses for further information on these fees and expenses.

DEATH BENEFIT

Death Benefit Proceeds

As long as the Policy is in force, we will determine the amount and pay the death benefit proceeds to the beneficiary when we receive all information needed to process the death benefit claim, including due proof of the insured’s death, in good order at our service center. When we first receive reliable notification of the insured’s death by a representative of the policy owner or the insured, we may transfer the investment base to the division investing in the BlackRock Government Money Market Portfolio, pending payment of death benefit proceeds.

Death benefit proceeds equal:	• The death benefit, which is the larger of the current face amount and the variable insurance amount (see below); less
• Any loan debt; and less
• Any overdue charges if the Policy is in a grace period (see “Policy Termination — When the Guarantee Period is Less Than for Life”).

The values used in calculating the death benefit proceeds are as of the date of death. The death benefit will never be less than the amount required to keep the Policy qualified as life insurance under Federal income tax laws.

The amount we pay on death will be greater when we receive and accept an additional payment during a policy processing period and the insured dies prior to the next policy processing date. (See “Premiums — Making Additional Payments.”)

We may further adjust the amount of the death benefit proceeds if: (1) we contest the validity of a Policy; (2) we contest the amount of the death benefit; (3) the insured commits suicide; or (4) the age or sex of the insured is stated incorrectly in the application.

Variable Insurance Amount

We determine the variable insurance amount on each policy processing date by multiplying the cash surrender value by the net single premium factor. Depending on the investment results of the investment divisions you select, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions, the cash surrender value, and thus the variable insurance amount may go up or down. The death benefit will be the greater of the variable insurance amount and the face amount, less applicable charges.

Net Single Premium Factor

The net single premium factor is based on the insured’s sex, underwriting class, and attained age on the policy processing date. It decreases as the insured’s age increases. As a result, the variable insurance amount will decrease in relationship to the Policy’s cash surrender value. Also, net single premium factors may be higher for a woman than for a man of the same age. Your Policy contains a table of net single premium factors as of each anniversary.

TABLE OF ILLUSTRATIVE NET SINGLE PREMIUM FACTORS
ON POLICY ANNIVERSARIES

Standard-Simplified Issue			Standard Medical Issue
Attained Age	Male	Female	Attained Age	Male	Female
5	8.61444	10.08769	5	10.26605	12.37298
15	6.45795	7.65253	15	7.41158	8.96292
25	4.89803	5.70908	25	5.50384	6.48170
35	3.59024	4.18342	35	3.97197	4.64894
45	2.62620	3.06419	45	2.87749	3.36465
55	1.97694	2.29528	55	2.14058	2.48940
65	1.55349	1.75357	65	1.65786	1.87562
75	1.28954	1.38615	75	1.35394	1.45952
85	1.14214	1.17173	85	1.18029	1.21265

Payment of Death Benefit Proceeds

We will generally pay the death benefit proceeds to the beneficiary within seven days after we receive all the information needed to process the death benefit claim in good order at our Service Center.

We may delay payment, however, if: (1) we are contesting the Policy or the death benefit; (2) the insured has committed suicide; (3) the insured’s age or sex has been stated incorrectly in the application; or (4) any of the circumstances described in “When We Make Payments” occur.

We will add interest from the date of the insured’s death to the date of payment at an annual rate of at least 4%. The beneficiary may elect to receive the proceeds either in a single payment or under one or more income plans described below.

Income Plans

We offer several income plans to provide for payment of the death benefit proceeds to the beneficiary. Payments under these plans do not depend on the investment results of a Separate Account. You may choose one or more income plans at any time during the insured’s lifetime. If you haven’t selected a plan, when the insured dies the beneficiary has one year to apply the death benefit proceeds either paid or payable to one or more of the plans. In addition, if you cancel the Policy for its net cash surrender value, you also may choose one or more income plans for payment of the proceeds.

We need to approve any plan where any income payment would be less than $100. Income plans include:

•	Annuity Plan. An amount can be used to purchase a single premium immediate annuity.

•	Interest Payment. You can leave amounts with us to earn interest at an annual rate of at least 3%.

•	Income for a Fixed Period. We make payments in equal installments for up to 30 years.

•
Income for Life. We make payments in equal monthly installments as long as the named person is living. Other payment schedules may be available on request. Payments end completely when the named person dies.

•
Income for Life with a Fixed Period. We make payments in equal monthly installments until the death of a named person or the end of a designated period, whichever is later. The designated period may be for 10 or 20 years. Other designated periods and payment schedules may be available on request.

•	Income of a Fixed Amount. We make payments in equal installments until proceeds applied under this option and interest on the unpaid balance at not less than 3% per year are exhausted.

•
Joint Life Income. We make payments in monthly installments as long as at least one of two named persons is living. Other payment schedules may be available on request. While both are living, we make full payments. If one dies, we make payments of at least two-thirds of the full amount. Payments end completely when both named persons die.

•
Joint Life Income with a Fixed Period. We make payments in monthly installments until the death of both named persons or the end of a designated period, whichever is later. The designated period may be for 10 or 20 years. Other designated periods and payment schedules may be available on request.

Under the Income for Life and Joint Life Income Options, our Policy obligation may be satisfied with only one payment if afterward the named person or persons dies. In addition, once in effect, some of the income plans may not provide any surrender rights.

Even if the death benefit under the Policy is excludible from income, payments under the income plan options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the income plans generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the income plans.

SUPPLEMENTAL BENEFITS (RIDERS)

The following supplemental benefits (riders) are available. The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax advisor to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state. The charge for these benefits, if any, is described in the “Fee Table.”

Single Premium Immediate Annuity Rider.  If your state allows, you may have added a Single Premium Immediate Annuity Rider (“SPIAR”) to your Policy. This rider provides you with a fixed income for a period of ten years. If you are the insured and you die before the period ends, we will pay the rider value in a lump sum to the beneficiary under the Policy. For tax purposes, this payment will not be considered part of the life insurance death benefit.

•	If you surrender the rider before the end of the period, we will pay you the rider value over five years or apply it to a lifetime income for you, as you choose.

•	If you are not the insured and you die before the income period ends, we will pay the remaining payments to the new policy owner.

•	If you change the policy owner of the Policy, we will change the policy owner of the SPIAR to the new owner of the Policy.

•
If the Policy ends because the insured dies (where you are not the insured), because we terminate the Policy, or because you’ve cancelled it for its net cash surrender value, we will continue the annuity under the same terms but under a separate written agreement. You can also choose one of the options available upon surrender of the rider.

•	The rider will not have any effect on your Policy’s loan value.

•	We hold the reserves for this rider in our general account.

•	If you pledge, assign, or gift a Policy with a SPIAR, you may have tax consequences. We advise you to consult your tax advisor prior to effecting an assignment, pledge or gift of such a Policy.

Change of Insured Rider.  This rider gives you the right to change the insured once each policy year as of a policy processing date. A change of insured is a taxable event.

SURRENDERS

You may cancel the Policy at any time while the insured is living and receive the net cash surrender value in a lump sum or under an income plan. (See “Death Benefit—Income Plans” above.) You must make the request in writing in a form satisfactory to us, and return the Policy to our Service Center. The surrender will take effect on the date the Policy and the request are sent to us. All rights to the death benefit will end on the date you send the written request to us. We will determine the net cash surrender value as of the date we receive the Policy and the signed request in good order at our Service Center. Canceling the Policy may have tax consequences. (See “Tax Considerations.”)

You may not make partial withdrawals under the Policy.

WHEN WE MAKE PAYMENTS

We generally pay death benefit proceeds, loans, payments under an income plan, and net cash surrender value on cancellation within seven days after our Service Center receives, in good order, all the information needed to process the payment. However, we may delay payment if it isn’t practical for us to value or dispose of Trust units or Fund shares because:

•	The New York Stock Exchange (“NYSE”) is closed;

•	Trading on the NYSE is restricted;

•	The SEC declares that an emergency exists such that it is not reasonably practical to dispose of securities held in the Separate Account or to determine the value of their assets; or

•	The SEC by order so permits for the protection of policy owners.

If you have submitted a recent check or draft, we have the right to defer payment of death benefit proceeds, loans, payments under an income plan, and net cash surrender value on cancellation until such check or draft has been honored.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a current policy owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, surrenders, death benefits, loans, and income plan payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Policy to government regulators.

REALLOCATIONS

Reallocating the Investment Base

You or your registered representative of record can reallocate your investment base among the investment divisions in the Separate Account. You will be bound by any reallocations made by your registered representative. We determine the amount that you have available for reallocation at the end of the valuation period when we receive your reallocation request in good order at our Service Center. We may, at any time, discontinue reallocation privileges, modify our procedures, or limit the number of reallocations we permit. The following features apply to reallocations under the Policy.

•	Currently, you may change investment allocations as often as you wish. However, we reserve the right to limit the number of changes permitted to 5 or more each policy year.
•	We currently do not, but reserve the right to, assess a charge for each reallocation in excess of five per policy year.
•
You can make requests to reallocate your investment base either by making a written request, in good order, to, or by calling or by facsimile to, our Service Center. Please Note: Certain investment divisions of the Separate Account have similar names; it is important that you state or write the full name of the investment division to which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount being credited to the correct investment division.

•	There is no minimum amount that must be reallocated.
•	There is no minimum amount that must remain in an investment division of the Separate Account after a reallocation.
•	We consider all reallocations made in any one day to be a single reallocation.
•	Reallocations under dollar cost averaging do count as reallocations for the purpose of assessing any charge for reallocations.

We will process any reallocation order that is received in good order in writing or by facsimile or by telephone at our Service Center before the New York Stock Exchange closes (usually 4:00 p.m. Eastern Time) using the investment division unit value next determined at the end of that session of the New York Stock Exchange. If we receive the reallocation order after the New York Stock Exchange closes or on a day the NYSE is closed for trading, then we will process the order using the investment division unit value determined at the close of the next regular business session of the New York Stock Exchange.

You can reallocate your investment base either, in writing, in a form satisfactory to us, or by telephone. Currently, you may change investment allocations as often as you wish. However, we may limit the number of changes permitted, but not to less than five each policy year. We may assess a charge for each allocation change in excess of five per policy year. If you request the reallocation by telephone, you must give your personal identification code as well as your Policy number. We will give a confirmation number over the telephone and then follow up in writing.

We will process each reallocation at the unit values next determined after we receive the reallocation request.

Disruptive Trading

Frequent or short-term transfers among investment divisions, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by policy owners. In particular, such transfers may dilute the value of the Fund shares, interfere with the efficient management of the Funds’ investments, and increase brokerage and administrative costs of the Funds. Accordingly, frequent or short-term transfers by a policy owner among the investment divisions may adversely affect the long-term performance of the Funds, which may, in turn, adversely affect other policy owners and other persons who may have an interest in the Policy (e.g., beneficiaries). In order to try to protect our policy owners and the Funds from potentially disruptive or harmful trading activity, we have adopted certain policies and procedures (“Disruptive Trading Procedures”). We employ various means to try to detect such transfer activity, such as periodically examining the number of “round trip” transfers into and out of a particular investment division made by policy owners within given periods of time and/or examining transfer activity identified by the Funds on a case-by-case basis.

Our policies and procedures may result in restrictions being applied to policy owners who are found to be engaged in disruptive trading activities. Policy owners will be provided one warning in writing prior to imposition of any restrictions on transfers. If a “warned” policy owner engages in any further disruptive trading activities within the six-month period following a warning letter, we will notify the policy owner in writing of the restrictions that will apply to future transfers under a Policy. Currently, our restrictions require such policy owners to submit all future transfer requests through regular U.S. mail (thereby refusing to accept transfer requests via overnight delivery service, telephone, Internet, facsimile, other electronic means, or through your Financial Advisor). We also require that the policy owner’s signature on these transfer requests be notarized or signature guaranteed. If this restriction fails to limit further disruptive trading activities, we may additionally require a minimum time period between each transfer and refuse to execute future transfer requests that violate our Disruptive Trading Procedures. We currently do not, but may in the future, impose different restrictions, such as:

•	Not accepting a transfer request from a third party acting under authorization on behalf of more than one policy owner.

•	Limiting the dollar or percentage of investment base value that may be transferred among the investment divisions at any one time.

•	Imposing a redemption fee on certain transfers.

Because we have adopted our Disruptive Trading Procedures as a preventative measure to protect policy owners from the potential adverse effects of harmful trading activity, we will impose the restriction stated in the notification on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner’s future transfers.

We may also restrict the transfer privileges of others acting on your behalf, including your Financial Advisor. Despite our best efforts, we cannot guarantee that our Disruptive Trading Procedures will detect every potential contract owner engaged in disruptive trading activity, but we apply our Disruptive Trading Procedures consistently to all policy owners without special arrangement, waiver, or exception. Our ability to detect and deter such transfer activity may be limited by our operational systems and technological limitations. Furthermore, the identification of policy owners determined to be engaged in disruptive or harmful transfer activity involves judgments that are inherently subjective. In our sole discretion, we may revise our Disruptive Trading Procedures at any time without prior notice as necessary to better detect and deter frequent or short-term transfers that may adversely affect other policy owners or the Funds, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on contract owners engaged in disruptive trading activity. In addition, the other insurance companies and/or retirement plans that invest in the Funds may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we also cannot guarantee that the Funds (and thus policy owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds available as investment options under the Policy may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The disruptive trading policies and procedures of a Fund may be different, and more or less restrictive, than our Disruptive Trading Procedures or the disruptive trading policies and procedures of other Funds. We may not have the contractual authority or the operational capacity to apply the disruptive trading policies and procedures of the respective Funds that would be affected by the transfers. However, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund, promptly upon request, certain information about the trading activity of individual policy owners, and to execute instructions from the Fund to restrict or prohibit further premium payments or transfers by specific policy owners who violate the disruptive trading polices established by the Fund.

Accordingly, to the extent permitted by applicable law, we reserve the right to refuse to make a transfer at any time that we are unable to purchase or redeem shares of any of the Funds available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of a Fund’s own policies and procedures on disruptive trading activities.

Policy owners and other persons with interests in the Policies also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds’ ability to apply their respective disruptive trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

Dollar Cost Averaging

The Policy offers an optional transfer feature called Dollar Cost Averaging (“DCA”). This feature allows you to make automatic monthly transfers from the BlackRock Government Money Market investment division to up to four other investment divisions depending on your current allocation of investment base. The DCA program will terminate and no transfers will be made if transfers under DCA would cause you to be invested in more than 5 divisions.

The DCA feature is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected divisions each month, the DCA feature allows you to purchase more units of a division when prices are low and fewer units when prices are high. Therefore, you may achieve a lower average cost per unit over the long term. However, it is important to understand that a DCA feature does not assure a profit or protect against loss in a declining market. If you choose to participate in the DCA feature, you should have the financial ability to continue making transfers through periods of fluctuating markets.

You can choose the DCA feature any time. Once you start using it, you must continue it for at least three months. You can select a duration in months for the DCA program. If you do not choose a duration we will make reallocations at monthly intervals until the balance in the BlackRock Government Money Market investment division is zero. While the DCA program is in place any amount in the BlackRock Government Money Market investment division is available for transfer.

Minimum Amounts

To elect DCA, you need to have a minimum amount in the BlackRock Government Money Market investment division. We determine the amount required by multiplying the specified length of your DCA program in months by your specified monthly transfer amount. If you do not select a duration we determine the minimum amount required by multiplying your monthly transfer amount by 3 months. You must specify at least $100 for transfer each month. Allocations may be made in specific whole dollar amounts or in percentage increments of 1%. We reserve the right to change these minimums.

Should the amount in your BlackRock Government Money Market investment division be less than the selected monthly transfer amount, you will need to put more money in to continue the DCA Program. You will be notified on your DCA confirmation of activity notice that the amount remaining in your BlackRock Government Money Market subaccount has dropped below the selected monthly transfer amount. If you do not specify a duration or the specified duration has not been reached and the amount in the BlackRock Government Money Market investment division is less than the monthly transfer amount, the entire amount will be transferred. Transfers are made based on your selected DCA percentage allocations or are made pro-rata based on your specified DCA transfer amounts.

When We Make DCA Transfers

After we receive your request in good order at our Service Center, we will make the first DCA transfer on the following monthiversary date. We will make additional DCA transfers on each subsequent monthiversary. We do not charge for DCA transfers. These transfers are in addition to reallocations permitted under the Policy.

LOANS

Policy Loans

You may use the Policy as collateral to borrow funds from us. You may borrow from the cash surrender value up to the loan value of your Policy. The minimum loan is $1,000 unless you are borrowing to make a payment on another of our variable life insurance contracts. In that case, you may borrow the exact amount required even if it’s less than $1,000. You may repay all or part of loan debt any time during the insured’s lifetime while the Policy is in force. We will consider any payments you make as loan repayments unless the payments are clearly identified as additional premium payments. We do not assess a deferred policy loading to loan repayments. Each repayment must be for at least $1,000 or the amount of the loan debt, if less. Certain states will not permit a minimum amount that can be borrowed or repaid.

When you take a loan, we transfer from your investment base the amount of the loan and hold it as collateral in our general account. You may select the divisions you want to borrow from, and the divisions you want to repay (including interest payments). If you do not specify, we will take the borrowed amounts proportionately from and make repayments proportionately to your investment base as then allocated to the investment divisions.

If your loan debt exceeds certain Policy values, we may terminate the Policy. (See “Policy Termination.”)

Requesting a Loan

You may request a loan in writing or, if all required forms are on file with us, by telephone. Once our Service Center receives the authorization, you can call our Service Center, give your Policy number, name and personal identification code, and tell us the loan amount and the divisions from which the loan should be taken.

Upon request, we will wire the funds to the account at the financial institution named on your authorization. We will generally wire the funds within two working days of receipt of the request in good order.

Effect on Death Benefit and Cash Surrender Value

Whether or not you repay loan debt, taking a loan will have a permanent effect on a Policy’s cash surrender value and may have a permanent effect on its death benefit. This is because the collateral for a loan does not participate in the performance of the investment divisions while the loan is outstanding. If the amount credited to the collateral is more than what is earned in the investment divisions, the cash surrender value will be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited is less, the cash surrender value will be lower, as may be the death benefit. In that case, the lower cash surrender value may cause the Policy to lapse sooner than if no loan had been taken.

We deduct loan debt from the amount payable on surrender of the Policy and from any death benefit payable. A Policy loan also may have possible adverse tax consequences. You should consult a tax adviser before taking out a Policy loan.

Loan Value

The loan value of a Policy equals:

•	75% of the Policy’s cash surrender value during the first three years; or

•	90% of the Policy’s cash surrender value after the first three years.

In certain states, the loan value may differ from that above for particular years. The sum of all outstanding loan amounts plus accrued interest is called loan debt. The maximum amount that can be borrowed at any time is the difference between the loan value and the loan debt.

Interest

While a loan remains unpaid, we charge interest of 4.75% annually. Interest accrues each day and payments are due at the end of each policy year. If you do not pay the interest when due, it is treated as a new loan and we add it to the unpaid loan amount. Loan debt is considered part of cash surrender value which is used to calculate gain. Interest paid on a policy loan is not tax-deductible.

The amount held in our general account as collateral for a loan earns interest at a minimum rate of 4% annually for the first ten policy years and 4.15% thereafter.

TELEPHONE REQUESTS

A telephone request for a loan or a reallocation received before 4 p.m. (Eastern Time) generally will be processed the same day, provided the NYSE is open for trading. A request received in good order at our service center at or after 4 p.m. (Eastern Time) will be processed the following business day. We reserve the right to change procedures or discontinue the ability to make telephone transactions.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, but are not limited to, possible recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for following telephone instructions that we reasonably believe to be genuine.

Telephone, fax and online transactions may not always be available. Any telephone and computer systems, whether yours, your service provider’s, your Financial Advisor’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Where you or your authorized representative have not given instructions to a Service Center representative before 4:00 p.m. Eastern time, even if as a result of our delay in receiving your transaction request, we will treat that request as having been received on the following business day. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or inquiry in writing.

You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or someone authorized by you.

POLICY TERMINATION

Guarantee Period

Generally, during the guarantee period, we guarantee the Policy will remain in effect and provide the death benefit regardless of investment performance, unless loan debt exceeds the larger of the cash surrender value and the tabular value. (See “Loans” for an explanation of how any loan debt affects the Policy’s value.) A guarantee period may last for the insured’s lifetime or a shorter period. The chart below shows how the face amount of your Policy (assuming the same premium) affects the guarantee period.
INSURED MALE AGE 60
INITIAL PREMIUM 100,000

Length of Guarantee Period (Years)	Face Amount
5	$1,103,366
10	512,940
20	240,607
30	164,843
Insured’s lifetime	162,034

If the loan debt exceeds the larger of the cash surrender value and the tabular value, we will mail you a notice of our intent to cancel the Policy, specifying the minimum repayment amount. We will cancel the Policy 61 days after we mail this notice unless we have received (at our service center) at least the minimum repayment amount specified in the notice. We will treat any payment in excess of the overdue charges as an additional payment. (See “Effect of Additional Payments.”) Depending upon the investment performance of the divisions and the amounts you borrow, loans may cause the Policy to lapse. If the Policy lapses with loan debt outstanding, adverse tax consequences may result. (See “Tax Considerations.”)

When the Guarantee Period is Less Than for Life

After the end of the guarantee period, we will cancel the Policy if the net cash surrender value on a policy processing date will not cover the charges due. (See “Charges and Deductions – Charges Deducted from the Investment Base.”)

We will notify you before canceling the Policy. You will then have 61 days to pay us three times the charges due on the policy processing date when your net cash surrender value became insufficient. If we haven’t received the required payment by the end of this grace period, we will cancel the Policy. We will treat any excess payment above the overdue charges as an additional payment.

Reinstatement

If we cancel a Policy, you may reinstate it while the insured is still living if:

•	You request the reinstatement within three years after the end of the grace period;

•	We receive satisfactory evidence of insurability (at our service center); and

•	You pay a premium that is sufficient to give you a guarantee period of at least five years from the reinstated Policy’s effective date.

We will treat your premium payment as an additional payment requiring underwriting.

The effective date of a reinstated Policy is the policy processing date on or next following the date the reinstatement application is approved.

Maturity Proceeds

We will terminate the Policy on the policy anniversary nearest the insured’s 100th birthday. We will pay you the net cash surrender value, provided the insured is still living at that time and the Policy is in effect.

TAX CONSIDERATIONS

Introduction

The following summary discussion is based on our understanding of current Federal income tax law as the Internal Revenue Service (IRS) now interprets it. We can’t guarantee that the law or the IRS’s interpretation will not change. It does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisors should be consulted for further information.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. The Section 7702 definition can be met if a life insurance policy satisfies either one of two tests that are contained in that section. The manner in which these tests should be applied to certain innovative features of the Policy offered by this Prospectus is not directly addressed by Section 7702 or the proposed regulations issued thereunder. The presence of these innovative Policy features, and the absence of final regulations or any other pertinent interpretations of the tests, thus creates some uncertainty about the application of the tests to the Policy.

Nevertheless, we believe that the Policy offered by this Prospectus qualifies as a life insurance contract for Federal income tax purposes. This generally means that:

•	The death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

•
The policy owner should not be considered in constructive receipt of the Policy’s cash surrender value, including any increases, until actual cancellation of the Policy or a distribution is taken from the Policy.

We have reserved the right to make changes in the Policy if such changes are deemed necessary to assure its qualification as a life insurance contract for tax purposes (see “The Policy – Policy Changes (Applicable Federal Tax Law)”).

Diversification Requirements

Internal Revenue Code section 817(h) and the regulations under it provide that separate account investments underlying a policy must be “adequately diversified” for it to qualify as a life insurance policy under IRC section 7702. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

In certain circumstances, owners of variable life policies have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets. While we believe that the policies do not give policy owners investment control over variable account assets, we reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the variable account assets supporting the Policy.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Policy Loans

In general, any interest paid on policy loans will not be tax-deductible. Before taking out a policy loan, a policy owner should consult a tax advisor as to the tax consequences. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Tax Treatment of Policy Loans and Other Distributions

Federal tax law establishes a class of life insurance policies referred to as modified endowment contracts or MECs. A MEC is any contract which satisfies the definition of life insurance set forth in Section 7702 of the Code but fails to meet the 7-pay test. This test applies a cumulative limit on the amount of premiums that can be paid into a contract each year in the first seven contract years in order to avoid MEC treatment.

Loans from, as well as collateral assignments of, MECs will be treated as distributions to the policy owner. All pre-death distributions (including loans, capitalized interest, surrenders, and collateral assignments) from these policies will be included in gross income on an income first basis to the extent of any income in the Policy immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, capitalized interest, and surrenders) from MECs to the extent they are included in income, unless such amounts are distributed on or after the taxpayer attains age 59½ because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer’s life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

These provisions apply to policies entered into on or after June 21, 1988. However, a Policy that is not originally classified as a MEC can become so classified if a material change is made in the Policy at any time. A material change includes, but is not limited to, a change in the benefits that was not reflected in a prior 7-pay test computation. Certain changes made to your Policy may cause it to become subject to these provisions. We believe that these changes include your contractual right to make certain additional payments. You may choose not to exercise this right in order to preserve your Policy’s current tax treatment.

If you do preserve your Policy’s current tax treatment, and your Policy is not a MEC, then policy loans will be considered your indebtedness and no part of a policy loan will constitute income to you. However, a lapse of a Policy with an outstanding loan will result in the treatment of the loan cancellation (including the accrued interest) as a distribution under the Policy and may be taxable. Pre-death distributions will generally not be included in gross income to the extent that the amount received does not exceed your investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

If there is any borrowing against your Policy, whether a MEC or not, the interest paid on loans is not tax deductible.

Any Policy received in exchange for a MEC is considered a MEC.

Aggregation of Modified Endowment Contracts

In the case of a pre-death distribution (including loans, collateral assignments, capitalized interest, and surrenders) from a Policy that is treated as a MEC, a special aggregation requirement may apply for purposes of determining the amount of the income on the contract. Specifically, if we or any of our affiliates issue to the same policy owner more than one MEC during a calendar year, then for purposes of measuring the income on the contract with respect to a distribution from any of those contracts, the income on the contract for all such contracts will be aggregated and attributed to that distribution.

Taxation of Single Premium Immediate Annuity Rider

If the Single Premium Immediate Annuity Rider (“SPIAR”) was added to the Policy at issue to make the payments on the Policy, a portion of each payment from the annuity will be includible in income for Federal tax purposes when distributed. The amount of taxable income consists of the excess of the payment amount over the exclusion amount. The exclusion amount is defined as the payment amount multiplied by the ratio of the investment in the annuity rider to the total amount expected to be paid by us under the annuity.

If payments cease because of death before the investment in the annuity rider has been fully recovered, a deduction is allowed for the unrecovered amount. Moreover, if the payments continue beyond the time at which the investment in the annuity rider has been fully recovered, the full amount of each payment will be includible in income. If the SPIAR is surrendered before all of the scheduled payments have been made by us, the remaining income in the annuity rider will be taxed just as in the case of life insurance policies.

Payments under an immediate annuity rider are not subject to the 10% penalty tax that is generally applicable to distributions from annuities made before the recipient attains age 59½.

Other than the tax consequences described above, and assuming that the SPIAR is not subjected to an assignment, gift or pledge, no income will be recognized to the policy owners or beneficiary.

The SPIAR does not exist independently of a Policy. Accordingly, there are tax consequences if a Policy with a SPIAR is assigned, transferred by gift, or pledged. An owner of a Policy with a SPIAR is advised to consult a tax advisor prior to effecting an assignment, gift or pledge of the Policy.

Other Transactions

Changing the policy owner or the insured may have tax consequences. According to Section 1035(a)(1) of the Code, exchanging the Policy for another involving the same insured will have no tax consequences if there is no loan debt and no cash or other property is received. In addition, exchanging the Policy for more than one policy, or exchanging the Policy and one or more other policies for a single policy, in certain circumstances, may be treated as an exchange under Section 1035, as long as all such policies involve the same insured(s). Any new policy or policies would have to satisfy the 7-pay test from the date of exchange to avoid characterization as a MEC. In addition, any exchange for a new policy or policies may result in a loss of grandfathering status for statutory changes made after the old policy or policies were issued. A tax advisor should be consulted before effecting any exchange, since even if an exchange is within Section 1035(a), the exchange may have tax consequences other than immediate recognition of income.

In addition, the Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

Ownership of Policies by Non-Natural Persons

The above discussion of the tax consequences arising from the purchase, ownership, and transfer of the Policy has assumed that the owner of the Policy consists of one or more individuals. Organizations exempt from taxation under Section 501(a) of the Code may be subject to additional or different tax consequences with respect to transactions such as policy loans.

Non-Individual Owners and Business Beneficiaries of Policies

If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Employer-Owned Life Insurance Contracts

Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility (i) to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax advisor should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Estate, Gift and Generation-Skipping Transfer Taxes

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the policy owner’s estate for purposes of federal estate tax if the insured owned the policy. If the policy owner was not the insured, the fair market value of the Policy would be included in the policy owner’s estate upon the policy owner’s death. The Policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the policy owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Please Note:

●
Foreign Account Tax Compliance Act (“FATCA”). The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies and annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. FATCA imposed additional reporting and documentation requirements where non-U.S. entities (including foreign corporations, partnerships, and trusts) purchase policies to identify U.S. persons who are the beneficial owners of the policies. Additional withholding of U.S. tax may be imposed if such documentation is not provided. In furtherance of FATCA implementation, the U.S. has entered into Inter-Government Agreements (“IGA’s”) with various foreign governments that require an exchange of information between U.S. financial institutions, including Transamerica Advisors Life and the foreign governments regarding purchases of life insurance and annuities by their respective citizens.   Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy or an annuity contract purchase.

●
In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  The 2010 Taxpayer Relief Act generally extended the EGTRRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012. The American Taxpayer Relief Act of 2012 made permanent certain of the changes to the estate, gift and generation-skipping transfer taxes. These provisions were modified again in December, 2017 by H.R. 1 (formerly known as the Tax Cuts and Jobs Act).   The estate and gift tax unified credit basic exclusion amount increases to $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026.   This recent history of changes in these important tax provisions underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses possible transfer taxation of the Policy and its benefits in light of your own needs and those of your beneficiaries under all possible scenarios.

Split-Dollar Arrangements

The Sarbanes-Oxley Act (the “Act”) was enacted in 2002. The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans was generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split-dollar arrangements, not just those involving publicly traded companies. Consult a qualified tax adviser  with respect to the effect of this guidance on your split-dollar policy.

Foreign Tax Credits

To the extent that any Fund or the Trusts makes the appropriate election, certain foreign taxes paid by the Funds or the Trusts will be treated as being paid by us, which may allow us to deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to the policy owners.

Alternative Minimum Tax

There also may be an indirect tax upon the income in the Policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if you are subject to that tax.

Withholding

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s Federal tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the policy.

We do not make any guarantee regarding the tax status of any policy or any transaction regarding the policy.

The above discussion is not intended as tax advice. For tax advice you should consult a competent tax advisor. Although this tax discussion is based on our understanding of Federal income tax laws as they are currently interpreted, we can’t guarantee that those laws or interpretations will remain unchanged.

Our Income Taxes

Federal Income Taxes. We do not expect to incur any Federal income tax liability that would be chargeable to the Separate Account. As a result we do not currently deduct charges for Federal income taxes from the Separate Account.

Changes in Federal tax treatment of variable life insurance or in our tax status may mean that we will have to pay Federal income taxes chargeable to the Separate Account in the future. If we make a charge for taxes, we expect to accumulate it daily and transfer it from each investment division and into the general account monthly. We would keep any investment earnings on any tax charges accumulated in an investment division.

Any tax charges we impose will not apply to Policies issued in connection with qualified pension arrangements.

State and Local Income Taxes. Under current laws, we may incur state and local income taxes (in addition to premium taxes) in several states, although these taxes are not significant. If the amount of these taxes changes substantially, we may make charges to the Separate Account.

ADDITIONAL INFORMATION

Assignment of the Policy

 You may assign your Policy by filing a written request with us.  We will not be bound by any assignment until we record it in our records.  Unless otherwise specified by you, the assignment will then take effect on the date the assignment is signed by you, subject to any payments made or actions taken by us prior to our recording of the assignment.  We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it.  Any death benefit which becomes payable to an assignee will be payable in a single sum and will be subject to proof of the assignee’s interest and the extent of the assignment.

Unclaimed and Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Sending Forms and Transaction Requests in Good Order

We cannot affect your instructions to process a transaction relating to the Policy until we have received your instructions in good order at our Service Center (or our website, as appropriate). “Good order” means the actual receipt by us of the instructions relating to a transaction in writing (or by telephone, facsimile, or electronically, as appropriate), along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) we require in order to effect the transaction.  To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Selling the Policy (This Policy is no longer offered for sale)

We have entered into a distribution agreement with our affiliate, Transamerica Capital, Inc. (“Distributor”), for the distribution and sale of the Policies. Distributor offers the Policies through registered representatives of MLPF&S (“Financial Advisors”). The Financial Advisors are registered with FINRA, licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as our insurance agents. The Policies are not currently offered for sale to the public.

We pay commissions to the Merrill Lynch Life Agencies for sales of the Policies by the Financial Advisors. Pursuant to a sales agreement, the Merrill Lynch Life Agencies pay Distributor a portion of the commissions they receive from us for the sales of the Policies, and the Distributor pays the Financial Advisors and insurance specialists a portion of the commissions it receives from the Merrill Lynch Life Agencies for the sales of the Policies. Each insurance specialist provides training and market support to Financial Advisors in a specific geographic region and is compensated based on sales of the Policies in that region.

The maximum amount of commissions paid to the Merrill Lynch Life Agencies is 7 % of each premium and 0.10% of the investment base. The maximum commission payable to Financial Advisors for Policy sales is 3.10% of premium and 0.13% of investment base. The maximum amount of compensation that may be paid to the insurance specialists is 1.2% of each premium.

Ask your Financial Advisor for further information about the compensation your Financial Advisor and the selling firm that employs your Financial Advisor may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interest that such arrangements may create.

Financial Advisors and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, Financial Advisors who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. Insurance specialists who meet certain productivity standards may also be eligible for additional compensation from the Merrill Lynch Life Agencies. Financial Advisors and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy and other corporate revenue.

Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g. hardware and software malfunctions) and cyber‑attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Similarly, individual accounts are subject to the risk of unauthorized account access and transactions that target the funds in the accounts stemming from phishing schemes and other actions, or inactions by individual account holders (including the failure to maintain up-to-date security software and anti-virus programs).  Such systems failures, cyber-attacks or unauthorized account access affecting us, any third party administrator, the underlying fund portfolios, intermediaries and other affiliated or third-party service provides may adversely affect us and your Policy cash value. For instance, cyber-attacks may: interfere with our processing of Policy transactions, including the processing of orders from our website or transactions with the underlying fund portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying fund portfolios invest, which may cause the underlying fund portfolios available under your Policy to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting your Policy that result from cyber-attacks, information security breaches or unauthorized account access in the future.
For a complete description regarding Transamerica’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: https://www.transamerica.com/individual/privacy-policy and https://www.transamerica.com/individual/terms-of-use.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business.  Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate.  In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

The Company was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property.  The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. The Company previously implemented changes in the procedures for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. The Company does not believe that any regulatory actions or agreements that result from these audits and examinations will have a material adverse impact on our ability to meet our obligations.

Financial Statements

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policy. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our Service Center.

GLOSSARY

For your convenience, we are providing a glossary of the special terms we use in this Prospectus.

attained age: is the issue age of the insured plus the number of full years since the policy date.

business day: is any day the New York Stock Exchange is open or there’s enough trading in portfolio securities to materially affect the unit value of an investment division.

cash surrender value: is equal to the cash value less the deferred policy loading not yet collected and, depending on the date it is calculated, less all or a portion of certain other charges not yet deducted.

cash value: is equal to the investment base plus any loan debt.

code: is the Internal Revenue Code of 1986, as amended.

face amount: is the minimum death benefit as long as the Policy remains in force. The face amount may increase as a result of an additional payment.

Financial Advisors: are registered representatives of Merrill Lynch Pierce Fenner & Smith Incorporated who are registered with FINRA, licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as insurance agents of Transamerica Advisors Life Insurance Company.

FINRA: is the Financial Industry Regulatory Authority (formerly, NASD).

guarantee period: is the time we guarantee that the Policy will remain in force regardless of investment experience, unless loan debt exceeds certain Policy values. It is the period that a comparable fixed life insurance policy (same face amount, premium payments, guaranteed mortality table and loading) would remain in force if credited with 4% interest per year.

investment base: is the amount available under a Policy for investment in the Separate Account at any time.

issue age: is the insured’s age as of his or her birthday nearest the policy date.

loan debt: is the sum of all outstanding loans on a Policy plus accrued interest.

monthiversary: is the same day each month as the policy date.

net amount at risk: is the difference between the death benefit and the cash surrender value adjusted for interest at 4% per year.

net cash surrender value: is equal to cash surrender value less any loan debt.

net single premium factor: We use this factor in the calculation of the variable insurance amount to make sure that the Policy always meets the guidelines of what constitutes a life insurance policy under the Code.

policy date: is used to determine policy processing dates, policy years, and policy anniversaries. It is usually the business day next following the receipt of the single premium at our Service Center.

policy processing dates: are the policy date and the first day of each policy quarter thereafter. Policy processing dates after the policy date are the days when we deduct charges from the investment base and re-determine the death benefit.

portfolio: a separate investment portfolio of a Fund. Each investment division of the Separate Account invests exclusively in shares of a designated portfolio. The term “portfolio,” as used in this Prospectus, also refers to the units of the Trusts.

processing period: is the period between consecutive policy processing dates.

tabular value: is equal to the cash surrender value when we issue your Policy. From then on, it is equal to the cash surrender value for a comparable fixed life policy with the same face amount, premium payments loading, and guarantee period (based on a 4% interest per year and the guaranteed mortality table). The tabular value equals zero after the guarantee period. It is the value we use to limit your mortality cost deductions as well as our right to cancel your Policy during the guarantee period.

valuation period: is the period of time over which we determine the change in the value of the investment divisions of the Separate Account. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. ET on each valuation date) and ends at the close of normal trading on the New York Stock Exchange on the next valuation date.

PROSPECTUS BACK COVER

Inquiries

The Statement of Additional Information dated the same date as this Prospectus contains additional information about the Policy and the Separate Account, including more information concerning compensation paid for the sale of the Policies. The Statement of Additional Information is not a prospectus, and should be read together with this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus.

You can obtain the Statement of Additional Information, personalized illustrations of death benefits, investment base, and cash surrender values, and other information about the Policy at no cost by writing to our Service Center at the address shown on the front cover of this Prospectus or by calling 1-800-354-5333.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Policy. More information about us and the Policy (including the Statement of Additional Information) also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

File No. 033-43058; 811-06227
05/ 2018

Part B

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

for the
Single Premium Variable Life Insurance Policy

Issued Through
Merrill Lynch Life Variable Life Separate Account II

Issued by
Transamerica Advisors Life Insurance Company

Home Office:
570 Carillon Parkway
St. Petersburg, FL 33716-1294

Service Center:
IBM Service Center P.O. Box 19100
Greenville, South Carolina 29602-9100
1-800-354-5333

This Statement of Additional Information contains additional information regarding the single premium variable life insurance policy (the “Policy”) issued by Transamerica Advisors Life Insurance Company (“we,” “our,”  “us,” or “TALIC”). This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for your Policy, dated May 1, 2018 , and the prospectuses for the Funds and the Trusts. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above.  NOTE:  This product is no longer sold.

Terms used in this Statement of Additional Information have the same meanings as in the prospectus for the Policy. No information is incorporated by reference into this Statement of Additional Information.

The date of this Statement of Additional Information is May 1, 2018 .

The Policy	1
Incontestability	1
Payment in Case of Suicide	1
Misstatement of Age or Sex	1
Dividends	1
Group or Sponsored Arrangements	1
Mixed and Shared Funding	2
Changing the Policy Owner	2
Naming Beneficiaries	2
Changing the Insured	2
Hypothetical Illustrations	3
Yields and Total Returns	4
Total Returns	4
Additional Information about Transamerica Advisors Life Insurance Company	5
Distribution of the Policy	6
Reports to Policy Owners	6
Modifying Administrative Procedures	6
Signature Guarantees	6
Personal Identification Code	7
Unisex Legal Considerations	7
State Regulation	7
Independent Registered Public Accounting Firm	7
Legal Matters	7
Reinsurance	8
Financial Statements	8
Merrill Lynch Variable Life Separate Account II	S-1
Transamerica Advisors Audited Financials	G-1

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Additional Policy Information

The Policy

The Policy is a contract between its policy owner and us. We provide insurance coverage and other benefits as stated in the Policy. We do this in return for a completed application and payment of a single premium. Whenever we use the word Policy, we mean the entire contract. The entire contract consists of the Policy, the attached copy of the initial application, all subsequent applications to change the Policy, and any riders or endorsements that add provisions or change the terms of the Policy.

Incontestability

We will rely on statements made in the applications. Legally they are considered representations, not warranties. We can contest the validity of a Policy if any material misstatements are made in the application. In addition, we can contest any amount of death benefit attributable to an additional payment if any material misstatements are made in the application required with the additional payment.

We won’t contest the validity of a Policy after it has been in effect during the insured’s lifetime for two years from the date of issue. Nor will we contest any amount of death benefit attributable to an additional payment after the death benefit has been in effect during the insured’s lifetime for two years from the date we received and accepted the payment.

Payment in Case of Suicide

If the insured commits suicide within two years from the Policy’s issue date, we will pay only a limited death benefit. The benefit will be equal to the amount of the payments made. If the insured commits suicide within two years of any date we receive and accept an additional payment, any amount of death benefit attributable to the additional payment will be limited to the amount of the payment. The death benefit will be reduced by any loan debt.

Misstatement of Age or Sex

If an age or sex stated in the application is wrong, it could mean that the face amount, guarantee period, or any other Policy benefit is wrong. We will pay what the premium would have bought for the true age or sex assuming the same guarantee period.

Dividends

The Policy is non-participating. This means that it doesn’t provide for dividends. Investment results under the Policy is reflected in benefits.

Group or Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the sales load, first-year administrative expense, mortality cost, and the minimum payment, and may modify underwriting classifications.

Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group and the reasons the Policy is purchased, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We make any reductions according to rules in effect when an application for a Policy or additional payment is approved. Our current rules call for reductions resulting in a sales load of not more than 3% of the premium. We may change these rules from time to time. However, reductions in charges will not discriminate unfairly against any person.

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Mixed and Shared Funding

The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity contracts and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies (“shared funding”).  While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various contracts and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict.  The Company and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take.  Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences.  Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts.  In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund.  Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.
More Ownership Rights

The policy owner may exercise certain rights under the Policy, including the following.

Changing the Policy Owner

During the insured’s lifetime, you have the right to transfer ownership of the Policy. The new policy owner will have all rights and options described in the Policy. The change will be effective as of the date the notice is signed, but will not affect any payment we’ve made or action we’ve taken before our Service Center receives the notice of the change. Changing the policy owner may have tax consequences.

You may assign the Policy as collateral security for a loan or other obligation. This does not change the ownership. However, your rights and any beneficiary’s rights are subject to the terms of the assignment. You must give satisfactory written notice at our Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

Naming Beneficiaries

We will pay the primary beneficiary the death benefit proceeds of the Policy on the insured’s death. If the primary beneficiary has died before the insured, we will pay the contingent beneficiary. If no contingent beneficiary is living, we will pay the insured’s estate.

You may name more than one person as primary or contingent beneficiaries. We will pay proceeds in equal shares to the surviving beneficiaries unless the beneficiary designation provides differently.

You have the right to change beneficiaries during the insured’s lifetime. However, if your primary beneficiary designation is irrevocable, the primary beneficiary must consent when you exercise certain Policy rights and options. If you change the beneficiary, the change will take effect as of the date the notice is signed, but will not affect any payment we’ve made or action we’ve taken before our Service Center receives the notice of the change.

Changing the Insured

Subject to certain requirements, you may request a change of insured once each policy year. We must receive a written request signed by you and the proposed new insured. We will also require evidence of insurability for the proposed new insured. The proposed new insured must qualify for a standard or better underwriting classification. Outstanding loan debt must first be repaid and the Policy cannot be under a collateral assignment. If we approve the request for change, insurance coverage on the new insured will take effect on the policy processing date on or next following the date of approval, provided the new insured is still living at that time and the Policy is still in force. A change of insured is a taxable event.

2

We will change the Policy as follows on the effective date:

•	the issue age will be the new insured’s issue age (the new insured’s age as of the birthday nearest the policy date);
•	the guaranteed maximum mortality rates will be those in effect on the policy date for the new insured’s issue age, sex and underwriting class;
•
we will deduct a charge for changing the insured from the Policy’s investment base on the effective date. The charge will equal $1.50 per $1,000 of face amount with a minimum charge of $200 and a maximum of $1,500;

•	the variable insurance amount will reflect the change of insured; and
•	the Policy’s issue date will be the effective date of the change.

We also may change the face amount or guarantee period on the effective date depending on the new insured’s age, sex and underwriting class.
Assumption of Previously Issued Policies and Subsequent Merger

Monarch Life Insurance Company (“Monarch”) originally issued the Policies. On November 14, 1990, we entered into an indemnity reinsurance and assumption agreement with Monarch and certain other Merrill Lynch insurance companies. Under this agreement, Tandem Insurance Group, Inc. (“Tandem”), one of the Merrill Lynch insurance companies, acquired, on an assumption reinsurance basis, certain of the variable life insurance policies Monarch issued through its Variable Account A, including the Policies described in this Prospectus. On October 1, 1991, Tandem was merged with and into us, and we succeeded to all of Tandem’s liabilities and obligations. Thus, we have all the liabilities and obligations under the Policies. All further payments made under the Policies will be made directly to or by us.

You have the same rights and values under your Policy as you did before the merger transaction. However, you will look to us instead of to Monarch or Tandem to fulfill the terms of your Policy. Pursuant to the reinsurance and assumption agreement, all the assets of Monarch’s Variable Account A relating to the reinsured Policies were transferred to Tandem and allocated to the Separate Account. By virtue of the merger, the Separate Account became our separate account.

Illustrations

We may provide illustrations for death benefit, investment base, and cash surrender value based on hypothetical rates of return that are not guaranteed. The illustrations also assume mortality costs for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your investment base will depend on factors such as the amounts you allocate to particular investment divisions, the amounts deducted for the Policy’s quarterly charges, the portfolios’ expense ratios, and your Policy loan history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured’s issue age, face amount, underwriting class, payment amount(s) requested, and guarantee period. Illustrations requested prior to purchase will assume that the proposed insured is in a standard underwriting class. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a policy year.

Performance Data

Hypothetical Illustrations

In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, investment base, and cash surrender value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

3

The values we illustrate for death benefit, investment base, and cash surrender value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account, and the portfolios.

Yields and Total Returns

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the investment divisions. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for an investment division are based on the investment performance of the corresponding portfolio. A portfolio’s performance reflects the portfolio’s expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each investment division may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the investment divisions. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature also may compare the performance of each investment division to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices also may be used as sources of performance comparison.

We also may report other information, including the effect of tax-deferred compounding on an investment division’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from investment division investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which an investment division invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of the death benefit, Policy values, and accumulated payments under your Policy.

Total Returns

The total return of an investment division refers to return quotations assuming an investment under a Policy has been held in the investment division for various periods of time including, but not limited to, a period measured from the date the investment division commenced operations. For periods prior to the date an investment division commenced operations, performance information for Policies funded by that investment division also may be calculated based on the performance of the corresponding portfolio and the assumption that the investment division was in existence for the same periods as those indicated for the portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the investment division from the beginning date of the measuring period to the end of that period.

4

Until an investment division has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the investment division’s inception. When an investment division has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the investment divisions may include information for the period before any Policies were registered under the Securities Act of 1933, from the inception of the investment divisions, with the level of Policy charges currently in effect.

Average annual total returns reflect total underlying portfolio expenses and certain Policy fees and charges assumed to apply to all policy owners, including the sales load, first year administrative expense, premium tax charge, mortality and expense risk charge, and trust charge (“Common Charges”). However, charges such as the mortality cost, which is based on certain factors, such as underwriting class, sex, attained age, and net amount at risk, and which therefore varies with each Policy, is not reflected in average annual total returns, nor are any charges that may be assessed upon reallocation, the taking of a Policy loan, or under a rider (“Non-Common Charges”). If non-common charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Policy, performance data for the investment divisions will be lower than performance data for their corresponding portfolios. The performance of an investment division will be affected by expense reimbursements and fee waivers applicable to their corresponding portfolios. Without these reimbursements and waivers, performance would be lower. The Funds have provided all performance information for the portfolios, including the portfolio total value information used to calculate the total returns of the investment divisions for periods prior to the inception of the investment divisions. While we have no reason to doubt the accuracy of the figures provided by the Funds, we do not represent that they are true and complete, and disclaim all responsibility for these figures.

From time to time, sales literature or advertisements also may quote average annual total returns for periods prior to the date an investment division commenced operations. This performance information for the investment divisions will be calculated based on the performance of the portfolios and the assumption that the investment divisions were in existence for the same periods as those indicated for the portfolios, with the level of Policy charges currently in effect.

Performance for any given past period is not an indication or representation of future performance. The performance of each investment division will fluctuate on a daily basis.

Other Information

Additional Information about Transamerica Advisors Life Insurance Company

Transamerica Advisors Life Insurance Company was incorporated under the laws of the State of Washington on January 27, 1986.  It was re-domesticated to the State of Arkansas on August 30, 1991.  It is engaged in the sale of life insurance and annuity products.  On December 28, 2007, the Company became an indirect wholly owned subsidiary of Aegon USA, Inc., now Aegon USA, LLC (“Aegon USA”). Aegon USA is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services.  All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of the Netherlands, the securities of which are publicly traded.  Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.  Prior to July 1, 2010, the Company was known as Merrill Lynch Life Insurance Company.  The Company was formerly an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“Merrill Lynch”), a corporation whose common stock is traded on the New York Stock Exchange.

5

Distribution of the Policy

The Policies are not currently offered for sale to the public.

Transamerica Capital, Inc. (“TCI” or “Distributor”) serves as principal underwriter for the Contracts. Distributor is a California corporation and its home office is located at 1801 California Street, Suite 5200, Denver Colorado, 80202. Distributor is an indirect, wholly owned subsidiary of AEGON USA, Inc. (“AEGON USA”). Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority (“FINRA”).

Reports to Policy Owners

After the end of each policy quarter, we will send you a statement showing the allocation of your investment base, death benefit, net cash surrender value, any loan debt and, if there has been a change, new face amount and guarantee period. All figures will be as of the first day of the current policy quarter. The statement will show the amounts deducted from or added to the investment base during the policy quarter. The statement will also include any other information that may be currently required by your state.

You will receive confirmation of all financial transactions. These confirmations will show the price per unit of each of your investment divisions, the number of units you have in the investment division and the value of the investment division computed by multiplying the quantity of units by the price per unit.

We also will send semi-annual reports for each portfolio in which you are indirectly invested in, as required by the 1940 Act.
Modifying Administrative Procedures
We reserve the right to modify or eliminate certain administrative procedures related to your Policy. For administrative and tax purposes, we may from time to time require that specific forms be completed for certain transactions, including surrenders.
Signature Guarantees

In order for you to make certain Policy transactions and changes, we may require that your signature be guaranteed.  Signature guarantees are relied upon as a means of preventing the perpetration of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services.  They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.
Currently, we may require a signature guarantee on:

•	written requests for surrenders or Policy loans;
•	change of policy owner; and
•	multiple policy owner form.

An investor can obtain a signature guarantee from financial institutions across the United States and Canada that participate in a Medallion signature guarantee program.  This includes many:

•	National and state banks.
•	Savings banks and savings and loan associations.
•	Securities brokers and dealers.
•	Credit unions.
The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.  Guarantor firms may, but frequently do not, charge a fee for their services.

6

Personal Identification Code

We will send you a four-digit personal identification code shortly after the Policy is placed in force and before the end of the “free look” period. You must give this number when you call the Service Center to get information about the Policy, to make a loan (if an authorization is on file), or to make other requests.

You should protect your personal identification code, because telephone transactions will be available to anyone who provides your personal information code. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

Unisex Legal Considerations

In 1983 the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances.

The Policies described in the Prospectus are based on mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Employers and employee organizations should check with their legal advisors before purchasing these Policies.

Montana prohibits the use of actuarial tables that distinguish between men and women in determining payments and Policy benefits for Policies issued on the lives of its residents. Therefore, Policies issued to residents of Montana have payments and benefits which are based on actuarial tables that do not differentiate on the basis of sex. (Previously, certain Policies we issued on the lives of Massachusetts residents were also issued on a unisex basis.) You should consult the Policy.

State Regulation

We are subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department (the “Insurance Department”). We file a detailed financial statement in the prescribed form (the “Annual Statement”) with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine Policy liabilities and reserves so that the Insurance Department may certify that these items are correct. Our books and accounts are subject to review by the Insurance Department at all times. A full examination of our operations is conducted periodically by the Insurance Department and under the auspices of the National Association of Insurance Commissioners. We are also subject to the insurance laws and regulations of all jurisdictions in which we are licensed to do business.

Independent Registered Public Accounting Firm

The financial statements of the Merrill Lynch Life Variable Life Separate Account II as of December 31, 2017 and for the years ended December 31, 2017 and 2016 , and the financial statements of Transamerica Advisors Life Insurance Company as of December 31, 2017 and 2016 and for each of   the three years ended December 31, 2017 included in this Statement of Additional Information , have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP,
One North Wacker Drive
Chicago, IL 60606
Legal Matters

Arthur D. Woods, Esquire has provided legal advice to us relating to certain matters under the federal securities laws.

7

Reinsurance

We have reinsured some of the risks assumed under the Policy.

Financial Statements

Our audited balance sheets as of December 31, 2017 and 2016 , and the related statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2017 , as well as the Independent Registered Public Accounting Firm 's Report, are contained herein. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policies.

The audited financial statements for the Separate Account as of December 31, 2017 , and for the periods ended December 31, 2017 and 2016 , as well as the Independent Registered Public Accounting Firm 's Report, are also contained herein.

8

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Advisors Life Insurance Company and Contract Owners of
Merrill Lynch Variable Life Separate Account II

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the sub-accounts 2019 Trust, AB Large Cap Growth Class A Shares, BlackRock Advantage Large Cap Core, BlackRock Advantage Large Cap Value V.I. Class I Shares, BlackRock Advantage U.S. Total Market V.I. Class I Shares, BlackRock Balanced Capital, BlackRock Basic Value V.I. Class I Shares, BlackRock Capital Appreciation, BlackRock Equity Dividend V.I. Class I Shares, BlackRock Global Allocation, BlackRock Global Allocation V.I. Class I Shares, BlackRock Global Opportunities V.I. Class I Shares, BlackRock Government Money Market, BlackRock High Yield, BlackRock International V.I. Class I Shares, BlackRock Large Cap Focus Growth V.I. Class I Shares, BlackRock Managed Volatility V.I. Class I Shares, BlackRock S&P 500 Index V.I. Class I Shares, BlackRock Total Return, BlackRock U.S. Government Bond, Invesco V.I. American Franchise Series I Shares, Invesco V.I. Core Equity Series I Shares and MFS® Growth Initial Class (constituting Merrill Lynch Variable Life Separate Account II, hereafter collectively referred to as the "Sub-Accounts") as of December 31, 2017 and the related statements of operations and change in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2017 and the results of each of their operations and changes in each of their net assets for each of the two years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Transamerica Advisors Life Insurance Company’s management. Our responsibility is to express an opinion on the Sub-Accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Sub-Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
April 23, 2018

We have served as the auditor of one or more Sub-Accounts in Merrill Lynch Variable Life Separate Account II since 2014.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Statements of Assets and Liabilities
December 31, 2017

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
2019 Trust	2,659,082.315	$1,821,330	$2,456,354	$(105)	$2,456,249	99,072	$23.448353	$25.277548
AB Large Cap Growth Class A Shares	248,878.154	10,679,454	14,021,795	81	14,021,876	297,417	44.345217	48.259843
BlackRock Advantage Large Cap Core	5,328,999.646	128,477,512	129,547,981	(24)	129,547,957	425,242	271.350728	315.019276
BlackRock Advantage Large Cap Value V.I. Class I Shares	808,496.869	9,564,335	8,594,322	(25)	8,594,297	263,344	31.007859	33.156204
BlackRock Advantage U.S. Total Market V.I. Class I Shares	798,548.401	17,845,461	20,466,796	(83)	20,466,713	219,213	86.657610	95.320054
BlackRock Balanced Capital	25,509,060.738	386,982,279	403,298,250	78	403,298,328	3,432,775	105.923571	120.841438
BlackRock Basic Value V.I. Class I Shares	2,165,905.687	31,896,078	33,788,129	(2)	33,788,127	439,938	71.120672	78.228940
BlackRock Capital Appreciation	2,765,421.829	79,083,196	112,193,164	35	112,193,199	469,213	212.372692	246.553435
BlackRock Equity Dividend V.I. Class I Shares	1,192,864.442	12,696,535	14,481,374	(10)	14,481,364	205,386	65.300098	71.825530
BlackRock Global Allocation	8,144,088.471	124,309,864	133,725,933	74	133,726,007	1,509,338	80.528913	91.066402
BlackRock Global Allocation V.I. Class I Shares	87,587.461	1,254,016	1,511,760	(10)	1,511,750	28,041	49.751604	55.212623
BlackRock Global Opportunities V.I. Class I Shares	140,079.783	2,255,356	2,444,392	5	2,444,397	98,220	23.408985	25.324660
BlackRock Government Money Market	80,250,489.450	80,250,489	80,250,489	(49)	80,250,440	1,978,034	35.811854	41.575315
BlackRock High Yield	3,743,071.238	20,161,457	20,287,446	88,771	20,376,217	237,299	78.150986	88.794675
BlackRock International V.I. Class I Shares	799,323.614	7,960,623	10,039,505	98	10,039,603	377,587	25.019324	27.066920
BlackRock Large Cap Focus Growth V.I. Class I Shares	673,113.789	9,569,333	9,766,881	(11)	9,766,870	369,075	24.980121	26.911719
BlackRock Managed Volatility V.I. Class I Shares	1,450.591	18,372	19,888	(5)	19,883	451	41.935756	44.841492
BlackRock S&P 500 Index V.I. Class I Shares	1,274,101.700	25,535,860	29,075,001	(4)	29,074,997	651,021	41.869869	45.565801
BlackRock Total Return	2,858,009.079	32,235,507	33,352,966	71,638	33,424,604	277,712	107.034289	124.258586
BlackRock U.S. Government Bond	3,683,693.235	41,487,909	39,783,887	67,163	39,851,050	419,994	83.903259	97.405447
Invesco V.I. American Franchise Series I Shares	42,894.636	2,253,029	2,701,075	29	2,701,104	138,009	19.257336	19.696237
Invesco V.I. Core Equity Series I Shares	103,571.308	3,126,930	3,803,138	(4)	3,803,134	183,836	20.030220	21.000917
MFS® Growth Initial Class	188,878.836	6,596,045	9,236,175	102	9,236,277	197,441	43.920451	47.798066

See accompanying notes

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Statement of Operations and Change in Net Assets
Years Ended December 31, 2016 and 2017

	2019 Trust	AB Large Cap Growth Class A Shares	BlackRock Advantage Large Cap Core	BlackRock Advantage Large Cap Value V.I. Class I Shares
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2015:	$4,026,233	$12,500,097	$116,731,976	$9,489,746

Investment Income:
Reinvested Dividends	-	-	1,495,603	103,570
Investment Expense:
Mortality and Expense Risk and Administrative Charges	29,738	71,009	645,208	48,987
Net Investment Income (Loss)	(29,738)	(71,009)	850,395	54,583

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	1,358,226	7,433,472	545,245
Realized Gain (Loss) on Investments	436,882	954,365	2,217,601	267,390
Net Realized Capital Gains (Losses) on Investments	436,882	2,312,591	9,651,073	812,635
Net Change in Unrealized Appreciation (Depreciation)	(381,862)	(2,002,766)	80,928	107,321
Net Gain (Loss) on Investment	55,020	309,825	9,732,001	919,956

Net Increase (Decrease) in Net Assets Resulting from Operations	25,282	238,816	10,582,396	974,539

Increase (Decrease) in Net Assets from Contract Transactions	(1,330,350)	(1,206,877)	(11,183,817)	(2,035,502)

Total Increase (Decrease) in Net Assets	(1,305,068)	(968,061)	(601,421)	(1,060,963)

Net Assets as of December 31, 2016:	$2,721,165	$11,532,036	$116,130,555	$8,428,783

Investment Income:
Reinvested Dividends	-	-	1,645,856	129,583
Investment Expense:
Mortality and Expense Risk and Administrative Charges	23,859	78,329	717,569	48,537
Net Investment Income (Loss)	(23,859)	(78,329)	928,287	81,046

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	728,276	33,867,895	2,047,732
Realized Gain (Loss) on Investments	89,485	840,834	3,231,400	302,616
Net Realized Capital Gains (Losses) on Investments	89,485	1,569,110	37,099,295	2,350,348
Net Change in Unrealized Appreciation (Depreciation)	(75,446)	1,983,274	(14,069,746)	(1,161,737)
Net Gain (Loss) on Investment	14,039	3,552,384	23,029,549	1,188,611

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,820)	3,474,055	23,957,836	1,269,657

Increase (Decrease) in Net Assets from Contract Transactions	(255,096)	(984,215)	(10,540,434)	(1,104,143)

Total Increase (Decrease) in Net Assets	(264,916)	2,489,840	13,417,402	165,514

Net Assets as of December 31, 2017:	$2,456,249	$14,021,876	$129,547,957	$8,594,297

See accompanying notes.
(1) See Footnote 1.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Statement of Operations and Change in Net Assets
Years Ended December 31, 2016 and 2017

	BlackRock Advantage U.S. Total Market V.I. Class I Shares	BlackRock Balanced Capital	BlackRock Basic Value V.I. Class I Shares	BlackRock Capital Appreciation
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2015:	$20,591,998	$395,416,207	$34,224,499	$102,071,591

Investment Income:
Reinvested Dividends	54,476	6,518,480	510,298	216,908
Investment Expense:
Mortality and Expense Risk and Administrative Charges	115,381	2,210,421	193,443	547,049
Net Investment Income (Loss)	(60,905)	4,308,059	316,855	(330,141)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	557,551	21,925,377	806,258	2,142,660
Realized Gain (Loss) on Investments	1,196,714	8,213,573	128,799	4,510,431
Net Realized Capital Gains (Losses) on Investments	1,754,265	30,138,950	935,057	6,653,091
Net Change in Unrealized Appreciation (Depreciation)	2,430,538	(5,288,078)	4,217,210	(6,639,399)
Net Gain (Loss) on Investment	4,184,803	24,850,872	5,152,267	13,692

Net Increase (Decrease) in Net Assets Resulting from Operations	4,123,898	29,158,931	5,469,122	(316,449)

Increase (Decrease) in Net Assets from Contract Transactions	(2,966,288)	(37,278,144)	(4,104,378)	(10,163,001)

Total Increase (Decrease) in Net Assets	1,157,610	(8,119,213)	1,364,744	(10,479,450)

Net Assets as of December 31, 2016:	$21,749,608	$387,296,994	$35,589,243	$91,592,141

Investment Income:
Reinvested Dividends	177,461	7,155,681	514,292	295,505
Investment Expense:
Mortality and Expense Risk and Administrative Charges	120,407	2,304,887	195,823	596,872
Net Investment Income (Loss)	57,054	4,850,794	318,469	(301,367)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,952,679	67,553,156	1,291,994	10,677,823
Realized Gain (Loss) on Investments	2,015,126	9,622,364	588,832	5,006,534
Net Realized Capital Gains (Losses) on Investments	5,967,805	77,175,520	1,880,826	15,684,357
Net Change in Unrealized Appreciation (Depreciation)	(3,442,008)	(30,339,240)	259,374	13,639,982
Net Gain (Loss) on Investment	2,525,797	46,836,280	2,140,200	29,324,339

Net Increase (Decrease) in Net Assets Resulting from Operations	2,582,851	51,687,074	2,458,669	29,022,972

Increase (Decrease) in Net Assets from Contract Transactions	(3,865,746)	(35,685,740)	(4,259,785)	(8,421,914)

Total Increase (Decrease) in Net Assets	(1,282,895)	16,001,334	(1,801,116)	20,601,058

Net Assets as of December 31, 2017:	$20,466,713	$403,298,328	$33,788,127	$112,193,199

See accompanying notes.
(1) See Footnote 1.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Statement of Operations and Change in Net Assets
Years Ended December 31, 2016 and 2017

	BlackRock Equity Dividend V.I. Class I Shares	BlackRock Global Allocation	BlackRock Global Allocation V.I. Class I Shares	BlackRock Global Opportunities V.I. Class I Shares
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2015:	$9,731,465	$146,699,965	$1,413,444	$3,660,782

Investment Income:
Reinvested Dividends	200,235	2,182,257	17,685	63,591
Investment Expense:
Mortality and Expense Risk and Administrative Charges	61,253	797,654	8,013	20,396
Net Investment Income (Loss)	138,982	1,384,603	9,672	43,195

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	369,653	-	-	5,835
Realized Gain (Loss) on Investments	241,271	(1,185,075)	7,822	154,482
Net Realized Capital Gains (Losses) on Investments	610,924	(1,185,075)	7,822	160,317
Net Change in Unrealized Appreciation (Depreciation)	856,442	4,558,450	28,755	(101,963)
Net Gain (Loss) on Investment	1,467,366	3,373,375	36,577	58,354

Net Increase (Decrease) in Net Assets Resulting from Operations	1,606,348	4,757,978	46,249	101,549

Increase (Decrease) in Net Assets from Contract Transactions	1,608,582	(19,907,541)	(75,827)	(552,676)

Total Increase (Decrease) in Net Assets	3,214,930	(15,149,563)	(29,578)	(451,127)

Net Assets as of December 31, 2016:	$12,946,395	$131,550,402	$1,383,866	$3,209,655

Investment Income:
Reinvested Dividends	241,600	1,879,418	19,261	37,277
Investment Expense:
Mortality and Expense Risk and Administrative Charges	77,488	782,838	8,562	18,486
Net Investment Income (Loss)	164,112	1,096,580	10,699	18,791

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	728,541	-	14,943	307,270
Realized Gain (Loss) on Investments	630,984	701,243	11,156	483,450
Net Realized Capital Gains (Losses) on Investments	1,359,525	701,243	26,099	790,720
Net Change in Unrealized Appreciation (Depreciation)	496,375	15,076,274	142,973	(99,990)
Net Gain (Loss) on Investment	1,855,900	15,777,517	169,072	690,730

Net Increase (Decrease) in Net Assets Resulting from Operations	2,020,012	16,874,097	179,771	709,521

Increase (Decrease) in Net Assets from Contract Transactions	(485,043)	(14,698,492)	(51,887)	(1,474,779)

Total Increase (Decrease) in Net Assets	1,534,969	2,175,605	127,884	(765,258)

Net Assets as of December 31, 2017:	$14,481,364	$133,726,007	$1,511,750	$2,444,397

See accompanying notes.
(1) See Footnote 1.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Statement of Operations and Change in Net Assets
Years Ended December 31, 2016 and 2017

	BlackRock Government Money Market	BlackRock High Yield	BlackRock International V.I. Class I Shares	BlackRock Large Cap Focus Growth V.I. Class I Shares	BlackRock Managed Volatility V.I. Class I Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2015:	$93,724,813	$20,547,436	$8,222,708	$10,038,394	$57,134

Investment Income:
Reinvested Dividends	2,815	1,192,259	126,208	52,822	483
Investment Expense:
Mortality and Expense Risk and Administrative Charges	518,652	125,403	44,975	51,385	336
Net Investment Income (Loss)	(515,837)	1,066,856	81,233	1,437	147

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	535	-	-	669,077	-
Realized Gain (Loss) on Investments	-	(142,729)	104,806	570,235	137
Net Realized Capital Gains (Losses) on Investments	535	(142,729)	104,806	1,239,312	137
Net Change in Unrealized Appreciation (Depreciation)	-	1,781,899	(211,470)	(642,343)	330
Net Gain (Loss) on Investment	535	1,639,170	(106,664)	596,969	467

Net Increase (Decrease) in Net Assets Resulting from Operations	(515,302)	2,706,026	(25,431)	598,406	614

Increase (Decrease) in Net Assets from Contract Transactions	(1,223,355)	(1,875,575)	(842,468)	(2,660,305)	(877)

Total Increase (Decrease) in Net Assets	(1,738,657)	830,451	(867,899)	(2,061,899)	(263)

Net Assets as of December 31, 2016:	$91,986,156	$21,377,887	$7,354,809	$7,976,495	$56,871

Investment Income:
Reinvested Dividends	381,385	1,195,562	-	3,944	68
Investment Expense:
Mortality and Expense Risk and Administrative Charges	489,351	127,414	50,919	53,478	281
Net Investment Income (Loss)	(107,966)	1,068,148	(50,919)	(49,534)	(213)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	263	-	-	1,629,679	373
Realized Gain (Loss) on Investments	-	33,108	261,450	373,071	5,439
Net Realized Capital Gains (Losses) on Investments	263	33,108	261,450	2,002,750	5,812
Net Change in Unrealized Appreciation (Depreciation)	-	402,064	2,024,450	346,234	(3,974)
Net Gain (Loss) on Investment	263	435,172	2,285,900	2,348,984	1,838

Net Increase (Decrease) in Net Assets Resulting from Operations	(107,703)	1,503,320	2,234,981	2,299,450	1,625

Increase (Decrease) in Net Assets from Contract Transactions	(11,628,013)	(2,504,990)	449,813	(509,075)	(38,613)

Total Increase (Decrease) in Net Assets	(11,735,716)	(1,001,670)	2,684,794	1,790,375	(36,988)

Net Assets as of December 31, 2017:	$80,250,440	$20,376,217	$10,039,603	$9,766,870	$19,883

See accompanying notes.
(1) See Footnote 1.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Statement of Operations and Change in Net Assets
Years Ended December 31, 2016 and 2017

	BlackRock S&P 500 Index V.I. Class I Shares	BlackRock Total Return	BlackRock U.S. Government Bond	Invesco V.I. American Franchise Series I Shares	Invesco V.I. Core Equity Series I Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2015:	$22,987,016	$38,838,216	$46,855,250	$1,660,046	$3,776,086

Investment Income:
Reinvested Dividends	432,708	929,234	874,971	-	27,693
Investment Expense:
Mortality and Expense Risk and Administrative Charges	140,643	218,765	262,661	9,715	23,251
Net Investment Income (Loss)	292,065	710,469	612,310	(9,715)	4,442

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,175,777	-	-	138,324	248,224
Realized Gain (Loss) on Investments	(467,119)	379,038	(190,408)	52,746	153,005
Net Realized Capital Gains (Losses) on Investments	708,658	379,038	(190,408)	191,070	401,229
Net Change in Unrealized Appreciation (Depreciation)	1,773,982	(157,618)	54,126	(156,637)	(62,593)
Net Gain (Loss) on Investment	2,482,640	221,420	(136,282)	34,433	338,636

Net Increase (Decrease) in Net Assets Resulting from Operations	2,774,705	931,889	476,028	24,718	343,078

Increase (Decrease) in Net Assets from Contract Transactions	(949,388)	(4,362,944)	(4,322,374)	(71,801)	(473,495)

Total Increase (Decrease) in Net Assets	1,825,317	(3,431,055)	(3,846,346)	(47,083)	(130,417)

Net Assets as of December 31, 2016:	$24,812,333	$35,407,161	$43,008,904	$1,612,963	$3,645,669

Investment Income:
Reinvested Dividends	470,373	948,918	941,385	1,873	38,916
Investment Expense:
Mortality and Expense Risk and Administrative Charges	164,692	199,068	236,633	13,486	23,449
Net Investment Income (Loss)	305,681	749,850	704,752	(11,613)	15,467

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,170,930	-	-	182,656	194,929
Realized Gain (Loss) on Investments	1,494,076	246,582	(234,245)	122,384	84,434
Net Realized Capital Gains (Losses) on Investments	2,665,006	246,582	(234,245)	305,040	279,363
Net Change in Unrealized Appreciation (Depreciation)	2,237,509	116,418	18,254	182,117	146,203
Net Gain (Loss) on Investment	4,902,515	363,000	(215,991)	487,157	425,566

Net Increase (Decrease) in Net Assets Resulting from Operations	5,208,196	1,112,850	488,761	475,544	441,033

Increase (Decrease) in Net Assets from Contract Transactions	(945,532)	(3,095,407)	(3,646,615)	612,597	(283,568)

Total Increase (Decrease) in Net Assets	4,262,664	(1,982,557)	(3,157,854)	1,088,141	157,465

Net Assets as of December 31, 2017:	$29,074,997	$33,424,604	$39,851,050	$2,701,104	$3,803,134

See accompanying notes.
(1) See Footnote 1.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Statement of Operations and Change in Net Assets
Years Ended December 31, 2016 and 2017

MFS® Growth Initial Class
Subaccount

Net Assets as of December 31, 2015:	$7,323,357

Investment Income:
Reinvested Dividends	3,226
Investment Expense:
Mortality and Expense Risk and Administrative Charges	43,782
Net Investment Income (Loss)	(40,556)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	440,085
Realized Gain (Loss) on Investments	485,959
Net Realized Capital Gains (Losses) on Investments	926,044
Net Change in Unrealized Appreciation (Depreciation)	(731,226)
Net Gain (Loss) on Investment	194,818

Net Increase (Decrease) in Net Assets Resulting from Operations	154,262

Increase (Decrease) in Net Assets from Contract Transactions	(252,266)

Total Increase (Decrease) in Net Assets	(98,004)

Net Assets as of December 31, 2016:	$7,225,353

Investment Income:
Reinvested Dividends	8,680
Investment Expense:
Mortality and Expense Risk and Administrative Charges	50,371
Net Investment Income (Loss)	(41,691)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	328,472
Realized Gain (Loss) on Investments	586,890
Net Realized Capital Gains (Losses) on Investments	915,362
Net Change in Unrealized Appreciation (Depreciation)	1,326,759
Net Gain (Loss) on Investment	2,242,121

Net Increase (Decrease) in Net Assets Resulting from Operations	2,200,430

Increase (Decrease) in Net Assets from Contract Transactions	(189,506)

Total Increase (Decrease) in Net Assets	2,010,924

Net Assets as of December 31, 2017:	$9,236,277

See accompanying notes.
(1) See Footnote 1.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2017

1. Organization

Merrill Lynch Variable Life Separate Account II (the Separate Account) is a segregated investment account of Transamerica Advisors Life Insurance Company (TALIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940.  TALIC and the Separate Account are regulated by the Securities and Exchange Commission.  The assets and liabilities of the Separate Account are clearly identified and distinguished from TALIC's other assets and liabilities.  The Separate Account consists of multiple investment subaccounts.  Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund.  Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.  Activity in these specified investment subaccounts is available to contract owners of  Prime Plan I -VII, Directed Life I, Directed Life II, and Prime Plan Investor.

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
Zero Coupon Trust	Zero Coupon Trust
2019 Trust	2019 Trust
AB Variable Products Series Fund, Inc.	AB Variable Products Series Fund, Inc.
AB Large Cap Growth Class A Shares	AB Large Cap Growth Portfolio Class A Shares
BlackRock Fund, Inc.	BlackRock Fund, Inc.
BlackRock Advantage Large Cap Core	BlackRock Advantage Large Cap Core Fund
BlackRock Advantage Large Cap Value V.I. Class I Shares	BlackRock Advantage Large Cap Value V.I. Fund Class I Shares
BlackRock Advantage U.S. Total Market V.I. Class I Shares	BlackRock Advantage U.S. Total Market V.I. Fund Class I Shares
BlackRock Balanced Capital	BlackRock Balanced Capital Fund
BlackRock Basic Value V.I. Class I Shares	BlackRock Basic Value V.I. Fund Class I Shares
BlackRock Capital Appreciation	BlackRock Capital Appreciation Fund
BlackRock Equity Dividend V.I. Class I Shares	BlackRock Equity Dividend V.I. Fund Class I Shares
BlackRock Global Allocation	BlackRock Global Allocation Fund
BlackRock Global Allocation V.I. Class I Shares	BlackRock Global Allocation V.I. Fund Class I Shares
BlackRock Global Opportunities V.I. Class I Shares	BlackRock Global Opportunities V.I. Fund Class I Shares
BlackRock Government Money Market	BlackRock Government Money Market Fund
BlackRock High Yield	BlackRock High Yield Fund
BlackRock International V.I. Class I Shares	BlackRock International V.I. Fund Class I Shares
BlackRock Large Cap Focus Growth V.I. Class I Shares	BlackRock Large Cap Focus Growth V.I. Fund Class I Shares
BlackRock Managed Volatility V.I. Class I Shares	BlackRock Managed Volatility V.I. Fund Class I Shares
BlackRock S&P 500 Index V.I. Class I Shares	BlackRock S&P 500 Index V.I. Fund Class I Shares
BlackRock Total Return	BlackRock Total Return Fund
BlackRock U.S. Government Bond	BlackRock U.S. Government Bond Fund

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2017

1. Organization (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Series I Shares	Invesco V.I. American Franchise Fund Series I Shares
Invesco V.I. Core Equity Series I Shares	Invesco V.I. Core Equity Fund Series I Shares
MFS® Variable Insurance Trust	MFS® Variable Insurance Trust
MFS® Growth Initial Class	MFS® Growth Series Initial Class

The following subaccount name changes were made effective during the fiscal year ended December 31, 2017:
Subaccount	Formerly
BlackRock Advantage Large Cap Core	BlackRock Large Cap Core
BlackRock Advantage Large Cap Value V.I. Class I Shares	BlackRock Large Cap Value V.I. Class I Shares
BlackRock Advantage U.S. Total Market V.I. Class I Shares	BlackRock Value Opportunities V.I. Class I Shares
BlackRock Large Cap Focus Growth V.I. Class I Shares	BlackRock Large Cap Growth V.I. Class I Shares

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2017

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts.  The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities.  Actual results could differ from those estimates.

Investments
Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2017.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income
Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy
The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique.    The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:
Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.
Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2017

3. Investments
The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2017 were as follows:

Subaccount	Purchases	Sales
2019 Trust	$1,800	$280,754
AB Large Cap Growth Class A Shares	2,388,018	2,722,337
BlackRock Advantage Large Cap Core	36,636,622	12,380,859
BlackRock Advantage Large Cap Value V.I. Class I Shares	2,825,752	1,801,118
BlackRock Advantage U.S. Total Market V.I. Class I Shares	5,213,503	5,069,506
BlackRock Balanced Capital	76,865,601	40,147,421
BlackRock Basic Value V.I. Class I Shares	2,881,528	5,530,837
BlackRock Capital Appreciation	13,021,028	11,066,509
BlackRock Equity Dividend V.I. Class I Shares	2,831,066	2,423,452
BlackRock Global Allocation	4,122,199	17,724,078
BlackRock Global Allocation V.I. Class I Shares	34,370	60,613
BlackRock Global Opportunities V.I. Class I Shares	765,722	1,914,441
BlackRock Government Money Market	46,312,749	58,048,411
BlackRock High Yield	2,495,432	3,913,848
BlackRock International V.I. Class I Shares	1,531,377	1,132,513
BlackRock Large Cap Focus Growth V.I. Class I Shares	3,125,993	2,054,914
BlackRock Managed Volatility V.I. Class I Shares	441	38,893
BlackRock S&P 500 Index V.I. Class I Shares	9,665,067	9,133,985
BlackRock Total Return	2,368,503	4,700,061
BlackRock U.S. Government Bond	2,448,805	5,380,635
Invesco V.I. American Franchise Series I Shares	1,171,365	387,754
Invesco V.I. Core Equity Series I Shares	268,978	342,145
MFS® Growth Initial Class	1,222,321	1,125,141

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
4. Change in Units
The change in units outstanding were as follows:
Year Ended December 31, 2017	Year Ended December 31, 2016
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
2019 Trust	71	(10,169)	(10,098)	-	(52,231)	(52,231)
AB Large Cap Growth Class A Shares	38,715	(61,745)	(23,030)	29,725	(63,530)	(33,805)
BlackRock Advantage Large Cap Core	4,227	(42,050)	(37,823)	4,927	(53,759)	(48,832)
BlackRock Advantage Large Cap Value V.I. Class I Shares	21,470	(59,071)	(37,601)	30,923	(111,881)	(80,958)
BlackRock Advantage U.S. Total Market V.I. Class I Shares	13,156	(58,076)	(44,920)	13,824	(56,820)	(42,996)
BlackRock Balanced Capital	20,766	(343,330)	(322,564)	35,153	(420,641)	(385,488)
BlackRock Basic Value V.I. Class I Shares	15,117	(73,867)	(58,750)	15,193	(79,958)	(64,765)
BlackRock Capital Appreciation	10,204	(49,980)	(39,776)	10,463	(67,847)	(57,384)
BlackRock Equity Dividend V.I. Class I Shares	28,516	(36,464)	(7,948)	59,860	(31,838)	28,022
BlackRock Global Allocation	27,666	(200,946)	(173,280)	22,283	(283,095)	(260,812)
BlackRock Global Allocation V.I. Class I Shares	3	(1,015)	(1,012)	4	(1,689)	(1,685)
BlackRock Global Opportunities V.I. Class I Shares	19,190	(81,795)	(62,605)	11,391	(39,311)	(27,920)
BlackRock Government Money Market	1,140,823	(1,430,693)	(289,870)	1,567,481	(1,597,487)	(30,006)
BlackRock High Yield	15,596	(45,162)	(29,566)	17,493	(42,277)	(24,784)
BlackRock International V.I. Class I Shares	62,222	(45,519)	16,703	11,226	(52,530)	(41,304)
BlackRock Large Cap Focus Growth V.I. Class I Shares	63,957	(82,744)	(18,787)	20,218	(155,014)	(134,796)
BlackRock Managed Volatility V.I. Class I Shares	-	(895)	(895)	-	(21)	(21)
BlackRock S&P 500 Index V.I. Class I Shares	199,221	(219,544)	(20,323)	379,828	(398,174)	(18,346)
BlackRock Total Return	11,704	(37,937)	(26,233)	17,253	(54,197)	(36,944)
BlackRock U.S. Government Bond	15,989	(54,557)	(38,568)	22,832	(68,990)	(46,158)
Invesco V.I. American Franchise Series I Shares	53,852	(20,208)	33,644	5,220	(10,014)	(4,794)
Invesco V.I. Core Equity Series I Shares	1,851	(16,223)	(14,372)	3,239	(30,000)	(26,761)
MFS® Growth Initial Class	20,769	(25,115)	(4,346)	23,040	(29,529)	(6,489)

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements

4. Change In Unit Dollar (continued)

Year Ended December 31, 2017	Year Ended December 31, 2016

Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
2019 Trust	$1,800	$(256,896)	$(255,096)	$12	$(1,330,362)	$(1,330,350)
AB Large Cap Growth Class A Shares	1,666,931	(2,651,146)	(984,215)	1,025,338	(2,232,215)	(1,206,877)
BlackRock Advantage Large Cap Core	1,190,056	(11,730,490)	(10,540,434)	1,110,397	(12,294,214)	(11,183,817)
BlackRock Advantage Large Cap Value V.I. Class I Shares	651,943	(1,756,086)	(1,104,143)	795,328	(2,830,830)	(2,035,502)
BlackRock Advantage U.S. Total Market V.I. Class I Shares	1,095,522	(4,961,268)	(3,865,746)	1,025,147	(3,991,435)	(2,966,288)
BlackRock Balanced Capital	2,334,247	(38,019,987)	(35,685,740)	3,393,210	(40,671,354)	(37,278,144)
BlackRock Basic Value V.I. Class I Shares	1,088,497	(5,348,282)	(4,259,785)	1,009,376	(5,113,754)	(4,104,378)
BlackRock Capital Appreciation	2,111,346	(10,533,260)	(8,421,914)	1,822,134	(11,985,135)	(10,163,001)
BlackRock Equity Dividend V.I. Class I Shares	1,870,979	(2,356,022)	(485,043)	3,298,697	(1,690,115)	1,608,582
BlackRock Global Allocation	2,334,195	(17,032,687)	(14,698,492)	1,706,270	(21,613,811)	(19,907,541)
BlackRock Global Allocation V.I. Class I Shares	184	(52,071)	(51,887)	191	(76,018)	(75,827)
BlackRock Global Opportunities V.I. Class I Shares	421,873	(1,896,652)	(1,474,779)	221,207	(773,883)	(552,676)
BlackRock Government Money Market	46,095,517	(57,723,530)	(11,628,013)	63,685,009	(64,908,364)	(1,223,355)
BlackRock High Yield	1,290,324	(3,795,314)	(2,504,990)	1,348,235	(3,223,810)	(1,875,575)
BlackRock International V.I. Class I Shares	1,537,605	(1,087,792)	449,813	220,044	(1,062,512)	(842,468)
BlackRock Large Cap Focus Growth V.I. Class I Shares	1,497,785	(2,006,860)	(509,075)	378,875	(3,039,180)	(2,660,305)
BlackRock Managed Volatility V.I. Class I Shares	-	(38,613)	(38,613)	-	(877)	(877)
BlackRock S&P 500 Index V.I. Class I Shares	8,044,690	(8,990,222)	(945,532)	12,423,535	(13,372,923)	(949,388)
BlackRock Total Return	1,422,966	(4,518,373)	(3,095,407)	2,034,105	(6,397,049)	(4,362,944)
BlackRock U.S. Government Bond	1,514,344	(5,160,959)	(3,646,615)	2,173,242	(6,495,616)	(4,322,374)
Invesco V.I. American Franchise Series I Shares	987,383	(374,786)	612,597	79,192	(150,993)	(71,801)
Invesco V.I. Core Equity Series I Shares	35,851	(319,419)	(283,568)	56,867	(530,362)	(473,495)
MFS® Growth Initial Class	888,895	(1,078,401)	(189,506)	800,376	(1,052,642)	(252,266)

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2017

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance.  These charges are discussed in more detail in the individual's policy.  Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

2019 Trust
12/31/2017	99,072	$25.28	to	$23.45	$2,456,249	-%	0.84%	to	1.24%	(0.30)%	to	(0.69)%
12/31/2016	109,170	25.35	to	23.61	2,721,165	-	0.84	to	1.24	0.29	to	(0.10)
12/31/2015	161,401	25.28	to	23.64	4,026,233	-	0.84	to	1.24	1.09	to	0.69
12/31/2014	169,102	25.01	to	23.47	4,176,683	-	0.84	to	1.24	2.21	to	1.80
12/31/2013	159,838	24.47	to	23.06	3,860,495	-	0.84	to	1.24	(4.10)	to	(4.48)
AB Large Cap Growth Class A Shares
12/31/2017	297,417	48.26	to	44.35	14,021,876	-	0.50	to	0.90	31.33	to	30.81
12/31/2016	320,447	36.75	to	33.90	11,532,036	-	0.50	to	0.90	2.12	to	1.71
12/31/2015	354,252	35.98	to	33.33	12,500,097	-	0.50	to	0.90	10.56	to	10.12
12/31/2014	318,106	32.55	to	30.26	10,143,270	-	0.50	to	0.90	13.57	to	13.12
12/31/2013	310,842	28.66	to	26.75	8,726,418	0.07	0.50	to	0.90	36.67	to	36.13
BlackRock Advantage Large Cap Core
12/31/2017	425,242	315.02	to	271.35	129,547,957	1.34	0.50	to	0.90	21.63	to	21.15
12/31/2016	463,065	258.99	to	223.97	116,130,555	1.35	0.50	to	0.90	10.13	to	9.70
12/31/2015	511,897	235.16	to	204.17	116,731,976	1.15	0.50	to	0.90	0.10	to	(0.30)
12/31/2014	549,083	234.92	to	204.78	125,214,626	1.05	0.50	to	0.90	12.22	to	11.78
12/31/2013	595,048	209.33	to	183.20	121,048,644	1.16	0.50	to	0.90	33.62	to	33.09
BlackRock Advantage Large Cap Value V.I. Class I Shares
12/31/2017	263,344	33.16	to	31.01	8,594,297	1.57	0.50	to	0.90	16.64	to	16.18
12/31/2016	300,945	28.43	to	26.69	8,428,783	1.23	0.50	to	0.90	13.04	to	12.59
12/31/2015	381,903	25.15	to	23.71	9,489,746	1.10	0.50	to	0.90	(2.21)	to	(2.60)
12/31/2014	440,968	25.72	to	24.34	11,211,365	1.09	0.50	to	0.90	11.57	to	11.13
12/31/2013	512,991	23.05	to	21.90	11,693,469	1.17	0.50	to	0.90	32.94	to	32.41
BlackRock Advantage U.S. Total Market V.I. Class I Shares
12/31/2017	219,213	95.32	to	86.66	20,466,713	0.86	0.50	to	0.90	13.49	to	13.04
12/31/2016	264,133	83.99	to	76.66	21,749,608	0.27	0.50	to	0.90	23.04	to	22.55
12/31/2015	307,129	68.26	to	62.55	20,591,998	0.26	0.50	to	0.90	(7.07)	to	(7.44)
12/31/2014	353,565	73.46	to	67.58	25,534,718	0.25	0.50	to	0.90	4.70	to	4.28
12/31/2013	413,120	70.16	to	64.81	28,497,559	0.54	0.50	to	0.90	41.69	to	41.13
BlackRock Balanced Capital
12/31/2017	3,432,775	120.84	to	105.92	403,298,328	1.80	0.50	to	0.90	14.02	to	13.57
12/31/2016	3,755,339	105.98	to	93.27	387,296,994	1.71	0.50	to	0.90	8.11	to	7.68
12/31/2015	4,140,827	98.03	to	86.61	395,416,207	1.62	0.50	to	0.90	0.02	to	(0.37)
12/31/2014	4,529,516	98.01	to	86.94	432,762,927	1.84	0.50	to	0.90	10.51	to	10.08
12/31/2013	4,935,189	88.68	to	78.98	427,034,359	1.96	0.50	to	0.90	19.69	to	19.22
BlackRock Basic Value V.I. Class I Shares
12/31/2017	439,938	78.23	to	71.12	33,788,127	1.50	0.50	to	0.90	7.70	to	7.28
12/31/2016	498,688	72.63	to	66.30	35,589,243	1.51	0.50	to	0.90	17.60	to	17.13
12/31/2015	563,453	61.76	to	56.60	34,224,499	1.48	0.50	to	0.90	(6.42)	to	(6.79)
12/31/2014	615,120	66.00	to	60.72	39,968,700	1.42	0.50	to	0.90	9.38	to	8.95
12/31/2013	674,995	60.34	to	55.73	40,113,350	1.46	0.50	to	0.90	37.39	to	36.84
BlackRock Capital Appreciation
12/31/2017	469,213	246.55	to	212.37	112,193,199	0.28	0.50	to	0.90	32.99	to	32.47
12/31/2016	508,989	185.39	to	160.32	91,592,141	0.23	0.50	to	0.90	(0.10)	to	(0.50)
12/31/2015	566,373	185.58	to	161.12	102,071,591	0.13	0.50	to	0.90	6.73	to	6.31
12/31/2014	602,840	173.87	to	151.56	101,962,115	0.17	0.50	to	0.90	8.39	to	7.96
12/31/2013	654,251	160.42	to	140.39	102,193,089	0.25	0.50	to	0.90	33.86	to	33.33

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2017

5. Financial Highlights

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

BlackRock Equity Dividend V.I. Class I Shares
12/31/2017	205,386	$71.83	to	$65.30	$14,481,364	1.79%	0.50%	to	0.90%	16.16%	to	15.70%
12/31/2016	213,334	61.83	to	56.44	12,946,395	1.88	0.50	to	0.90	15.82	to	15.36
12/31/2015	185,312	53.39	to	48.92	9,731,465	1.62	0.50	to	0.90	(1.11)	to	(1.50)
12/31/2014	207,214	53.99	to	49.67	11,007,885	1.79	0.50	to	0.90	8.80	to	8.37
12/31/2013	223,208	49.62	to	45.83	10,906,801	1.95	0.50	to	0.90	23.90	to	23.41
BlackRock Global Allocation
12/31/2017	1,509,338	91.07	to	80.53	133,726,007	1.40	0.50	to	0.90	13.49	to	13.04
12/31/2016	1,682,618	80.24	to	71.24	131,550,402	1.59	0.50	to	0.90	3.73	to	3.32
12/31/2015	1,943,430	77.36	to	68.95	146,699,965	1.82	0.50	to	0.90	(1.12)	to	(1.51)
12/31/2014	2,131,731	78.23	to	70.01	162,932,637	2.39	0.50	to	0.90	1.81	to	1.41
12/31/2013	2,335,596	76.84	to	69.04	175,473,785	1.80	0.50	to	0.90	14.37	to	13.91
BlackRock Global Allocation V.I. Class I Shares
12/31/2017	28,041	55.21	to	49.75	1,511,750	1.32	0.50	to	0.90	13.29	to	12.85
12/31/2016	29,053	48.73	to	44.09	1,383,866	1.29	0.50	to	0.90	3.60	to	3.19
12/31/2015	30,738	47.04	to	42.73	1,413,444	1.12	0.50	to	0.90	(1.20)	to	(1.60)
12/31/2014	32,379	47.62	to	43.42	1,508,985	2.08	0.50	to	0.90	1.60	to	1.20
12/31/2013	35,857	46.86	to	42.90	1,646,848	1.12	0.50	to	0.90	14.19	to	13.73
BlackRock Global Opportunities V.I. Class I Shares
12/31/2017	98,220	25.32	to	23.41	2,444,397	1.19	0.50	to	0.90	24.57	to	24.08
12/31/2016	160,825	20.33	to	18.87	3,209,655	1.84	0.50	to	0.90	3.08	to	2.67
12/31/2015	188,745	19.72	to	18.38	3,660,782	0.82	0.50	to	0.90	0.21	to	(0.18)
12/31/2014	241,876	19.68	to	18.41	4,683,855	1.13	0.50	to	0.90	(4.63)	to	(5.01)
12/31/2013	272,139	20.64	to	19.38	5,529,870	0.34	0.50	to	0.90	29.13	to	28.62
BlackRock Government Money Market
12/31/2017	1,978,034	41.58	to	35.81	80,250,440	0.44	0.50	to	0.90	(0.05)	to	(0.45)
12/31/2016	2,267,904	41.60	to	35.97	91,986,156	-	0.50	to	0.90	(0.49)	to	(0.89)
12/31/2015	2,297,910	41.80	to	36.29	93,724,813	-	0.50	to	0.90	(0.49)	to	(0.89)
12/31/2014	2,451,879	42.01	to	36.62	100,585,364	-	0.50	to	0.90	(0.49)	to	(0.89)
12/31/2013	2,587,989	42.22	to	36.95	106,832,237	-	0.50	to	0.90	(0.49)	to	(0.89)
BlackRock High Yield
12/31/2017	237,299	88.79	to	78.15	20,376,217	5.61	0.50	to	0.90	7.39	to	6.97
12/31/2016	266,865	82.68	to	73.06	21,377,887	5.67	0.50	to	0.90	13.85	to	13.40
12/31/2015	291,649	72.62	to	64.43	20,547,436	5.51	0.50	to	0.90	(5.10)	to	(5.47)
12/31/2014	336,184	76.52	to	68.16	24,994,305	5.78	0.50	to	0.90	1.37	to	0.97
12/31/2013	395,452	75.49	to	67.50	29,058,449	6.16	0.50	to	0.90	9.75	to	9.32
BlackRock International V.I. Class I Shares
12/31/2017	377,587	27.07	to	25.02	10,039,603	-	0.50	to	0.90	30.46	to	29.94
12/31/2016	360,884	20.75	to	19.25	7,354,809	1.65	0.50	to	0.90	(0.11)	to	(0.50)
12/31/2015	402,188	20.77	to	19.35	8,222,708	1.07	0.50	to	0.90	(3.24)	to	(3.62)
12/31/2014	424,794	21.47	to	20.08	8,980,158	1.73	0.50	to	0.90	(5.67)	to	(6.04)
12/31/2013	495,669	22.75	to	21.37	11,119,994	2.22	0.50	to	0.90	22.14	to	21.66
BlackRock Large Cap Focus Growth V.I. Class I Shares
12/31/2017	369,075	26.91	to	24.98	9,766,870	0.04	0.50	to	0.90	28.91	to	28.41
12/31/2016	387,862	20.88	to	19.45	7,976,495	0.59	0.50	to	0.90	7.35	to	6.92
12/31/2015	522,658	19.45	to	18.19	10,038,394	0.61	0.50	to	0.90	2.22	to	1.81
12/31/2014	541,916	19.02	to	17.87	10,188,436	0.58	0.50	to	0.90	13.60	to	13.15
12/31/2013	580,594	16.75	to	15.79	9,613,038	0.69	0.50	to	0.90	33.25	to	32.72
BlackRock Managed Volatility V.I. Class I Shares
12/31/2017	451	44.84	to	41.94	19,883	0.15	0.50	to	0.90	4.46	to	4.05
12/31/2016	1,346	42.93	to	40.31	56,871	0.86	0.50	to	0.90	1.20	to	0.80
12/31/2015	1,367	42.42	to	39.99	57,134	-	0.50	to	0.90	(1.06)	to	(1.45)
12/31/2014	1,388	42.87	to	40.57	58,698	-	0.50	to	0.90	1.77	to	1.37
12/31/2013	1,617	42.13	to	40.03	67,239	0.92	0.50	to	0.90	12.06	to	11.61

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2017
5. Financial Highlights

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

BlackRock S&P 500 Index V.I. Class I Shares
12/31/2017	651,021	$45.57	to	$41.87	$29,074,997	1.68%	0.50%	to	0.90%	20.90%	to	20.42
12/31/2016	671,344	37.69	to	34.77	24,812,333	1.81	0.50	to	0.90	11.04	to	10.60
12/31/2015	689,690	33.94	to	31.44	22,987,016	1.83	0.50	to	0.90	0.55	to	0.15
12/31/2014	735,514	33.76	to	31.39	24,404,199	1.69	0.50	to	0.90	12.73	to	12.29
12/31/2013	799,932	29.94	to	27.95	23,563,699	1.87	0.50	to	0.90	31.21	to	30.69
BlackRock Total Return
12/31/2017	277,712	124.26	to	107.03	33,424,604	2.78	0.50	to	0.90	3.37	to	2.96
12/31/2016	303,945	120.21	to	103.96	35,407,161	2.46	0.50	to	0.90	2.43	to	2.02
12/31/2015	340,889	117.36	to	101.90	38,838,216	2.54	0.50	to	0.90	(0.20)	to	(0.59)
12/31/2014	374,288	117.59	to	102.50	42,772,936	3.05	0.50	to	0.90	6.37	to	5.95
12/31/2013	427,343	110.54	to	96.74	46,013,692	3.19	0.50	to	0.90	(1.54)	to	(1.93)
BlackRock U.S. Government Bond
12/31/2017	419,994	97.41	to	83.90	39,851,050	2.25	0.50	to	0.90	1.21	to	0.81
12/31/2016	458,562	96.24	to	83.23	43,008,904	1.89	0.50	to	0.90	1.03	to	0.63
12/31/2015	504,720	95.26	to	82.70	46,855,250	2.10	0.50	to	0.90	0.05	to	(0.34)
12/31/2014	572,997	95.21	to	82.99	53,215,093	2.11	0.50	to	0.90	5.42	to	5.01
12/31/2013	647,239	90.31	to	79.03	57,052,275	2.29	0.50	to	0.90	(3.48)	to	(3.86)
Invesco V.I. American Franchise Series I Shares
12/31/2017	138,009	19.70	to	19.26	2,701,104	0.08	0.50	to	0.90	26.71	to	26.21
12/31/2016	104,365	15.54	to	15.26	1,612,963	-	0.50	to	0.90	1.76	to	1.36
12/31/2015	109,159	15.28	to	15.05	1,660,046	-	0.50	to	0.90	4.48	to	4.07
12/31/2014	108,449	14.62	to	14.47	1,580,417	0.04	0.50	to	0.90	7.90	to	7.47
12/31/2013	113,615	13.55	to	13.46	1,536,339	0.42	0.50	to	0.90	39.44	to	38.89
Invesco V.I. Core Equity Series I Shares
12/31/2017	183,836	21.00	to	20.03	3,803,134	1.03	0.50	to	0.90	12.61	to	12.17
12/31/2016	198,208	18.65	to	17.86	3,645,669	0.74	0.50	to	0.90	9.72	to	9.28
12/31/2015	224,969	17.00	to	16.34	3,776,086	1.10	0.50	to	0.90	(6.24)	to	(6.61)
12/31/2014	238,072	18.13	to	17.50	4,267,768	0.87	0.50	to	0.90	7.61	to	7.18
12/31/2013	273,920	16.85	to	16.32	4,570,182	1.40	0.50	to	0.90	28.61	to	28.10
MFS® Growth Initial Class
12/31/2017	197,441	47.80	to	43.92	9,236,277	0.10	0.50	to	0.90	30.75	to	30.24
12/31/2016	201,787	36.56	to	33.72	7,225,353	0.04	0.50	to	0.90	1.93	to	1.53
12/31/2015	208,276	35.86	to	33.21	7,323,357	0.16	0.50	to	0.90	7.02	to	6.60
12/31/2014	206,238	33.51	to	31.16	6,782,346	0.10	0.50	to	0.90	8.40	to	7.97
12/31/2013	221,315	30.91	to	28.86	6,722,397	0.22	0.50	to	0.90	36.17	to	35.63

(1)	See footnote 1

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**
These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2017
5.	Financial Highlights (continued)

***
These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.  Investment options with a date notation indicate the effective date of that investment option in the variable account.  The total return is calculated for each period indicated or from the effective date through the end of the reporting period.  Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return.  Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2017

6. Administrative and Mortality and Expense Risk Charges

A daily charge is deducted from the unit values of the subaccounts of the Separate Account for TALIC’s assumption of certain mortality and expense risks incurred in connection with the contract.  The charge is assessed daily based on the net asset value of the account and ranges from 0.50% to 0.90%, depending on the death benefit selected.  Charges reflected above are those currently assessed and may be subject to change.   Contract owners should see their actual policy and any related attachments to determine their specific charges.

In addition to M&E, the following subaccounts are assessed a daily charge for a trust acquisition fee:

Additional Trust
Subaccount	Acquisition Fee Assessed
2019 Trust	0.34%

7. Income Tax

Operations of the Separate Account form a part of TALIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code).   The operations of the Separate Account are accounted for separately from other operations of TALIC for purposes of federal income taxation.  The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TALIC.  Under existing federal income tax laws, the income of the Separate Account is not taxable to TALIC, as long as earnings are credited under the variable life contracts.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2017

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued.  During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Related Parties

Transamerica Capital, Inc. ("TCI"), a wholesaling broker-dealer, is an affiliated entity of TALIC and an indrect wholly owned subsidiary of AEGON N.V..  TCI distributes TALIC's products through broker-dealers and other financial intermediaries.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.
Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder
Transamerica Advisors Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Transamerica Advisors Life Insurance Company as of December 31, 2017 and 2016, and the related statements of income (loss), of comprehensive income (loss), of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and December 31, 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
March 29, 2018

We have served as the Company's auditor since 2014.

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF TRANSAMERICA CORPORATION)
BALANCE SHEETS

	December 31,

(dollars in thousands, except share data)	2017	2016

ASSETS
Investments
Fixed maturity available-for-sale securities, at estimated fair value
(amortized cost: 2017 - $1,418,128; 2016 - $1,383,787)	$1,548,638	$1,487,037
Equity available-for-sale securities, at estimated fair value
(cost: 2017 - $25,473; 2016 - $31,264)	28,497	32,551
Limited partnerships	1,375	70,910
Mortgage loans on real estate	24,962	116,208
Policy loans	608,183	632,834
Derivative assets	8,212	16,526
Total investments	2,219,867	2,356,066
Cash and cash equivalents	270,307	267,844
Accrued investment income	33,303	34,318
Deferred policy acquisition costs	30,207	33,901
Deferred sales inducements	6,867	7,708
Value of business acquired	201,299	222,299
Goodwill	2,800	2,800
Income tax asset	-	576
Reinsurance receivables	239	166
Receivable for investments sold - net	-	997
Other assets	37,777	35,484
Recoverable of ceded GMIB embedded derivatives, at fair value	25,325	48,166
Separate Accounts assets	5,793,834	5,659,950
Total Assets	$8,621,825	$8,670,275

See Notes to Financial Statements

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF TRANSAMERICA CORPORATION)
BALANCE SHEETS - Continued

	December 31,

(dollars in thousands, except share data)	2017	2016

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholder liabilities and accruals
Policyholder account balances	$1,041,903	$1,096,695
Future policy benefits	411,654	486,826
Claims and claims settlement expenses	37,679	37,556
Total policyholder liabilities and accruals	1,491,236	1,621,077
Payables for collateral under securities loaned, reverse repurchase agreements and derivatives	248,561	245,702
Checks not yet presented for payment	6,061	4,261
Derivative liabilities	2,226	15,165
Income tax liability	1,934	-
Affiliated payables - net	6,148	5,064
Affiliated short-term note payable	10,000	-
Reinsurance payables	194	203
Payable for investments purchased - net	93	-
Other liabilities	18,097	12,461
Separate Accounts liabilities	5,793,834	5,659,950
Total Liabilities	7,578,384	7,563,883

Stockholder's Equity
Common stock ($10 par value; authorized 1,000,000 shares;
issued and outstanding: 250,000 shares)	2,500	2,500
Additional paid-in capital	1,378,311	1,425,816
Accumulated other comprehensive income, net of taxes	80,499	55,350
Retained Earnings (Deficit)	(417,869)	(377,274)
Total Stockholder's Equity	1,043,441	1,106,392
Total Liabilities and Stockholder's Equity	$8,621,825	$8,670,275

See Notes to Financial Statements

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF TRANSAMERICA CORPORATION)
STATEMENTS OF INCOME (LOSS)

	For the Years Ended December 31,
(dollars in thousands)	2017	2016	2015

Revenues
Policy charge revenue	$149,994	$151,446	$166,746
Net investment income (loss)	107,527	111,149	112,184
Net realized investment gains (losses)
Other-than-temporary impairment gains (losses) on securities	-	(4,563)	(1,764)
Portion of other-than-temporary impairments previously
recognized in other comprehensive income (loss)	-	(121)	(109)
Net other-than-temporary impairment losses on
securities recognized in income	-	(4,684)	(1,873)
Net realized investment gains (losses), excluding other- than-temporary impairment losses on securities	8,404	5,142	3,563
Net realized investment gains (losses)	8,404	458	1,690
Net derivative gains (losses)	(49,085)	(90,238)	(37,457)
Total Revenues	216,840	172,815	243,163

Benefits and Expenses
Interest credited to policyholder liabilities	52,299	55,015	54,914
Policy benefits (net of reinsurance recoveries:
2017 - $1,667; 2016 - $3,773; 2015 - $2,321)	2,499	65,067	105,246
Amortization (accretion) of deferred policy acquisition costs	3,716	3,680	3,783
Amortization (accretion) of value of business acquired	15,919	32,482	22,364
Insurance, General and Administrative Expenses	40,618	38,103	47,916
Total Benefits and Expenses	115,051	194,347	234,223
Income (Loss) Before Taxes	101,789	(21,532)	8,940
Income Tax Expense (Benefit)	2,384	(1,005)	(4,718)
Net Income (Loss)	$99,405	$(20,527)	$13,658

See Notes to Financial Statements

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF TRANSAMERICA CORPORATION)
STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	For the Years Ended December 31,
(dollars in thousands)	2017	2016	2015

Net Income (Loss)	$99,405	$(20,527)	$13,658

Other Comprehensive Income (Loss)
Net unrealized gains (losses) on available-for-sale securities
Net unrealized holding gains (losses) arising during the period	29,511	8,993	(67,572)
Reclassification adjustment for (gains) losses included in net income (loss)	(1,440)	3	(484)
	28,071	8,996	(68,056)
Net unrealized gains (losses) on cash flow hedges
Net unrealized gains (losses) on cash flow hedges arising during the period	(806)	(6,288)	1,807
Reclassification adjustment for (gains) losses included
in net income (loss)	1,100	861	99
	294	(5,427)	1,906
Net unrealized other-than-temporary impairments on securities
Change in previously recognized unrealized other-than- temporary impairments	923	(112)	(741)
Reclassification adjustment for other-than-temporary impairments included in net income (loss)	-	121	109
	923	9	(632)
Adjustments
Value of business acquired	(4,139)	(4,819)	14,131
Total other comprehensive income (loss), net of taxes	25,149	(1,241)	(52,651)
Comprehensive Income (Loss)	$124,554	$(21,768)	$(38,993)

See Notes to Financial Statements

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF TRANSAMERICA CORPORATION)
STATEMENTS OF STOCKHOLDER’S EQUITY

	For the Period Ended December 31,
(dollars in thousands)	2017	2016	2015

Common Stock	$2,500	$2,500	$2,500

Additional Paid-in Capital
Balance at beginning of period	$1,425,816	$1,514,157	$1,545,665
Capital contributions from AEGON USA, LLC	-	-	68,492
Return of capital to Transamerica Corporation /AEGON USA, LLC	(47,505)	(88,341)	(100,000)
Balance at end of period	$1,378,311	$1,425,816	$1,514,157

Accumulated Other Comprehensive Income
Balance at beginning of period	$55,350	$56,591	$109,242
Total other comprehensive income (loss), net of taxes	25,149	(1,241)	(52,651)
Balance at end of period	$80,499	$55,350	$56,591

Retained Earnings (Deficit)
Balance at beginning of period	$(377,274)	$(281,747)	$(295,405)
Net income (loss)	99,405	(20,527)	13,658
Cash dividend paid to Transamerica Corporation	(140,000)	(75,000)	-
Balance at end of period	$(417,869)	$(377,274)	$(281,747)

Total Stockholder's Equity	$1,043,441	$1,106,392	$1,291,501

See Notes to Financial Statements

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF TRANSAMERICA CORPORATION)
STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
(dollars in thousands)	2017	2016	2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$99,405	$(20,527)	$13,658
Adjustments to reconcile net income (loss) to net cash and cash equivalents provided by operating activities:
Change in deferred policy acquisition costs	3,694	3,599	3,627
Change in deferred sales inducements	841	809	834
Change in value of business acquired	15,919	32,482	22,364
Change in benefit reserves, net of change in ceded reinsurance recoverable	(52,745)	(9,440)	43,176
Change in income tax accruals	2,510	(1,149)	(4,535)
Change in claims and claims settlement expenses	123	5,146	3,471
Change in other operating assets and liabilities - net	6,835	132	(2,124)
Change in checks not yet presented for payment	1,800	(5,655)	(3,658)
Amortization (accretion) of investments	(1,091)	(762)	3,046
Interest credited to policyholder liabilities	52,299	55,015	54,914
Net derivative (gains) losses	49,085	90,238	37,457
Net realized investment (gains) losses	(8,404)	(458)	(1,690)
Change in unrealized (gains) losses related to limited partnerships	(3,270)	99	-
Net cash and cash equivalents provided by/(used in) operating activities	$167,001	$149,529	$170,540

CASH FLOWS FROM INVESTING ACTIVITIES
Sales of available-for-sale securities and mortgage loans	342,876	497,472	231,374
Maturities of available-for-sale securities and mortgage loans	176,014	263,745	351,597
Purchases of available-for-sale securities and mortgage loans	(445,747)	(593,984)	(475,044)
Sales of limited partnerships	76,478	4,041	252
Purchases of limited partnerships	(3,673)	(11,562)	-
Change in affiliated short-term note receivable	-	25,000	(25,000)
Cash received in connection with derivatives	55,289	28,797	76,494
Cash paid in connection with derivatives	(123,848)	(110,962)	(135,918)
Proceeds from the maturity or prepayment of policy loans	71,242	78,018	75,402
Payments for the origination of policy loans	(46,591)	(49,386)	(55,796)
Net settlement on futures contracts	1,153	(5,989)	(3,030)
Other	-	-	778
Net cash and cash equivalents provided by/(used in) investing activities	$103,193	$125,190	$41,109

See Notes to Financial Statements

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF TRANSAMERICA CORPORATION)
STATEMENTS OF CASH FLOWS - Continued
	For the Years Ended December 31,
(dollars in thousands)	2017	2016	2015

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder deposits	$10,280	$13,362	$15,578
Policyholder withdrawals	(116,958)	(135,940)	(134,335)
Capital contributions from AUSA	-	-	68,492
Return of capital to TA Corp/AUSA	(47,505)	(88,341)	(100,000)
Change in payables for collateral under securities loaned, reverse repurchase agreements and derivatives	16,452	42,562	(59,936)
Cash dividend paid to TA Corp	(140,000)	(75,000)	-
Cash receipts from affiliated short-term note payable	48,000	-	-
Cash paid on affiliated short-term note payable	(38,000)	-	-
Net cash and cash equivalents provided by/(used in) financing activities	(267,731)	(243,357)	(210,201)

Net increase (decrease) in cash and cash equivalents (a)	2,463	31,362	1,448
Cash and cash equivalents, beginning of period	267,844	236,482	235,034
Cash and cash equivalents, end of period	$270,307	$267,844	$236,482

(a)
Included in net increase (decrease) in cash and cash equivalents is interest paid (2017 - $137; 2016 - $44; 2015 - $15), interest received (2017- $7; 2016 - $31; 2015 - $18), and income taxes paid (2017 - $108; 2016 - $0; 2015 - $0).

See Notes to Financial Statements

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF TRANSAMERICA CORPORATION)
NOTES TO FINANCIAL STATEMENTS

(dollars in thousands)

Note 1.  Summary of Significant Accounting Policies
Basis of Presentation
TALIC is a wholly-owned subsidiary of TA Corp, which is an indirect wholly-owned subsidiary of Aegon N.V., a limited liability share company organized under Dutch law. Aegon N.V. and its subsidiaries and joint ventures have life insurance and pension operations in over twenty countries in Europe, the Americas, and Asia and are also active in savings and investment operations, accident and health insurance, and general insurance and have limited banking operations in a number of these countries.
The Company is a life insurance company that conducts its business primarily in the annuity markets and, to a lesser extent, in the life insurance markets of the financial services industry. The Company is domiciled in the State of Arkansas and is currently licensed to sell insurance and annuities in 49 states, the District of Columbia, the U.S. Virgin Islands and Guam.
Basis of Reporting
The accompanying Financial Statements have been prepared in conformity with United States GAAP. The Company also submits Financial Statements to insurance industry regulatory authorities, which are prepared on the basis of SAP. The significant accounting policies and related judgments underlying the accompanying Financial Statements are summarized below.
Accounting Estimates and Assumptions
The preparation of Financial Statements in conformity to GAAP requires management to make estimates and assumptions affecting the reported amounts of assets, liabilities, revenues and expenses and the disclosures of contingent assets and liabilities. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: the fair value of certain investments (including derivatives), asset valuation allowances, deferred policy acquisition costs, deferred sales inducements, the value of business acquired, goodwill, policyholder liabilities, income taxes, and the potential effects of unresolved litigation matters.
Investments
Fixed maturity and equity securities
The Company's investments consist principally of fixed maturity and equity securities that are classified as AFS and are reported at estimated fair value. The fair values of fixed maturity and equity securities are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company's valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. If broker quotes are not available, then securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.
To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs periodic in-depth reviews of prices received from third-party pricing services. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from third-party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar fixed maturities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as review of exception reports that highlight significant price changes, stale prices or un-priced securities. In addition, the Company performs back testing on a sample basis. Back testing involves selecting a sample of securities trades and comparing the prices in those transactions to prices used for financial reporting. Significant variances between the price used for financial reporting and the transaction price are investigated to explain the cause of the difference.
The Company’s portfolio of private placement securities is valued using a matrix pricing methodology. The pricing methodology is obtained from a third-party service and indicates current spreads for securities based on weighted average life, credit rating and industry sector. On a monthly basis, the Company reviews the matrix to ensure the spreads are reasonable by comparing them to observed spreads for similar securities traded in the market. In order to account for the illiquid nature of these securities, illiquidity premiums are included in the valuation and are determined based upon the pricing of recent transactions in the private placement market as well as comparing the value of the privately offered security to a similar public security. The impact of the illiquidity premium to the overall valuation is less than 2% of the fair value.
For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. Amortization is recognized using the effective interest method. For equity securities, dividends are recognized on the ex-dividend date. Investment transactions are recorded on the trade date. Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification.
Changes in the fair value of fixed maturity and equity securities deemed AFS are reported as a component of AOCI, net of taxes on the Balance Sheets and are not reflected in the Statements of Income (Loss) until a sale transaction occurs or when credit-related declines in estimated fair value are deemed other-than-temporary.
Other-than-temporary impairments
The Company regularly reviews each investment in its fixed maturity and equity AFS securities portfolio to evaluate the necessity of recording impairment losses for OTTI declines in the fair value of investments. Management makes this determination through a series of discussions with the Company’s portfolio managers and credit analysts, and information obtained from external sources (i.e., company announcements, ratings agency announcements, or news wire services). For fixed maturity AFS securities, the Company also considers whether it is more likely than not that it will be required to sell the debt security before its anticipated recovery. The factors that may give rise to a potential OTTI include, but are not limited to, 1) certain credit-related events, such as default of principal or interest payments by the issuer, 2) bankruptcy of issuer, 3) certain security restructurings, and 4) fair market value less than cost or amortized cost for an extended period of time. In the absence of a readily ascertainable market value, the estimated fair value on these securities represents management’s best estimate and is based on comparable securities and other assumptions as appropriate. Management bases this determination on the most recent information available.
For equity securities, once management determines that a decline in the value of an AFS security is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with a corresponding charge to earnings.
Objective evidence of impairment of an investment in an equity instrument classified as AFS includes information about significant changes with an adverse effect that have taken place in the technological, market, economic or legal environment in which the issuer operates and that indicates the cost of the investment in the equity instrument may not be recovered. As part of an ongoing process, the equity analysts actively monitor earnings releases, company fundamentals, new developments and industry trends for any signs of possible impairment. If an AFS equity security is impaired based upon the Company’s qualitative or quantitative impairment criteria, any further declines in the fair value at subsequent reporting dates are recognized as impairments. Therefore, at each reporting period an impairment is recognized for the difference between the fair value and the original cost basis, less any previously recognized impairments, for an equity security that is determined to be impaired based upon the Company’s impairment criteria.

For fixed maturity AFS securities, an OTTI must be recognized in earnings when an entity either a) has the intent to sell the debt security, or b) is more likely than not to be required to sell the debt security before its anticipated recovery. If the Company meets either of these criteria, the OTTI is recognized in earnings in an amount equal to the entire difference between the security’s amortized cost basis and its fair value at the balance sheet date. For fixed maturity AFS securities in unrealized loss positions that do not meet these criteria, the Company must analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows. If the net present value is less than the amortized cost of the investment, an OTTI is recorded. The OTTI is separated into two pieces: an amount representing the credit loss, where the present value of cash flows expected to be collected is less than the amortized cost basis of the security, and an amount related to all other factors (referred to as the non-credit portion). The credit loss is recognized in earnings and the non-credit loss is recognized in OCI, net of applicable taxes and the value of business acquired. Management records subsequent changes in the estimated fair value (positive and negative) of fixed maturity AFS securities for which non-credit OTTI was previously recognized in OCI in “Net unrealized other-than-temporary impairments on securities.”
Debt securities are monitored individually for impairments based on our asset specialists' expectations of payment interruption. The probability of interruption is based on assessments of capital markets, funding needs and the liquidity profile of the issuer.
Limited partnerships
At December 31, 2017 the Company had an investment in one limited partnership, which is not publicly traded. This partnership is carried at estimated fair value. Management estimates the fair value of this partnership based on its review of the net asset value (“NAV”) statement provided to investors quarterly in arrears, plus cash activity through the end of the reporting period.
Mortgage Loans on Real Estate
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances and the allowance for credit losses. The fair value of mortgage loans on real estate is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or similar remaining maturities. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred.
Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value. Changing economic conditions impact the Company’s valuation of mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that the Company performs for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for losses. In addition, the Company continues to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have deteriorating credits or have experienced debt coverage reduction. Where warranted, the Company has established or increased loss reserves based upon this analysis. The Company does not accrue interest on loans ninety days past due. The Company also establishes an allowance for credit losses which is calculated by applying a percentage, based on risk rating and maturity, to the outstanding loan balance.
The change in the valuation allowance and the allowance for credit losses is reflected in net realized investment gains (losses), excluding OTTI on securities in the Statements of Income (Loss).
Policy loans
Policy loans on insurance contracts are stated at unpaid principal balances. Due to the collateralized nature of policy loans, the Company believes that the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. Policy loans have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy.

Derivatives and Hedge Accounting
The Company uses several types of derivatives to manage the capital market risk associated with the GMWB. Derivatives are primarily used by the Company to manage risk associated with interest rate or equity market risk or volatility. Freestanding derivatives are carried on the Balance Sheets at fair value. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the fair value of the derivatives are reported in net derivative gains (losses) in the Statements of Income (Loss).
To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception, detailing the particular risk management objective and strategy for the hedge (which includes the item and risk that is being hedged), the derivative that is being used and how hedge effectiveness is being assessed. For hedge accounting purposes, a distinction is made between fair value hedges, cash flow hedges and hedges of a net investment in a foreign operation. Currently and during the periods covered by the accompanying Financial Statements, the Company has only had cash flow hedges.
A cash flow hedge is the hedge of the exposure to variability of cash flows to be received or paid related to a recognized asset or liability. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative is reported as a component of OCI and reclassified into the Statements of Income (Loss) when the Company’s earnings are affected by the variability of the hedged item. Any hedge ineffectiveness is recognized as a component of net derivative gains (losses) in the Statements of Income (Loss).
The Company has entered into cash flow hedging transactions on TIPS utilizing interest rate swaps to lengthen portfolio duration and to hedge the variability of cash flows due to changes in inflation. The Company recognizes hedge ineffectiveness gains (losses) from the difference of the change in fair value of the swap and the change in fair value of the underlying Treasury in net derivative gains (losses) in the Statements of Income (Loss).
Equity futures contracts and interest rate futures contracts are used to hedge the equity risk and interest rate risk, respectively, associated with these types of variable guaranteed products, in particular the claim and/or revenue risks of the liability portfolio. Net settlements on the futures occur daily. The realized gains (losses) on settlement of these futures are recorded in net derivative gains (losses) in the Statements of Income (Loss).
The Company uses variance swaps to hedge equity risk. The Company also enters into total return swaps that are based on various global market indices. The Company recognizes gains (losses) from the change in fair value of the variance swaps and total return swaps in net derivative gains (losses) in the Statements of Income (Loss).
The Company also writes credit default swaps enabling the Company to change the risk profile of the assets in the portfolio by enhancing the overall yield. As a writer of credit default swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit default swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap, and recognized in net derivative gains (losses) in the Statements of Income (Loss).
The Company enters into fixed-to-float and float-to-fixed interest rate swaps in order to hedge the interest rate risk on the underlying liability. The Company holds these contracts at fair value, and recognizes gains (losses) related to changes in fair value in net derivative gains (losses) in the Statements of Income (Loss).
The Company also utilizes put and call options which serve to hedge the risk of equity market declines. The Company recognizes gains (losses) from the change in fair value of the options in net derivative gains (losses) in the Statements of Income (Loss).
The Company’s GMWB dynamic program currently targets the following market sensitivities: first and second order equity exposure (Delta and Gamma); and first order interest rate exposure (Rho).
Cash and Cash Equivalents
Cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less. Cash and cash equivalents are primarily valued at amortized cost, which approximates fair value.

Checks Not Yet Presented for Payment
The Company's checks not yet presented for payment consists of checks written that have not yet cleared the Company’s bank accounts. The majority of the Company’s bank accounts are zero balance accounts that are funded at the time items clear against the account; therefore, the outstanding checks represent immediately payable liabilities. Because the recipients of these checks have generally not yet received payment, the Company classifies the outstanding checks as a liability in the Company’s Balance Sheets. Checks not yet presented for payment are classified in the cash flows from operating activities section of the Company’s Statements of Cash Flows.
Securities Lending
Financial assets that are lent to a third party or that are transferred subject to a repurchase agreement at a fixed price are not derecognized as the Company retains substantially all of the risks and rewards of asset ownership. The loaned securities are included in fixed maturity AFS securities on the Balance Sheets. A liability is recognized for cash collateral received, required initially at 102%, on which interest is accrued. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is required to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned securities.
Reverse Repurchase Agreements
The Company enters into dollar roll repurchase agreement transactions whereby the Company takes delivery of mortgage-backed securities (“MBS”) pools and sells them to a counterparty along with an agreement to repurchase substantially the same pools at some point in the future, typically one month forward. Dollar roll repurchase agreements are the only type of reverse repurchase agreement the Company enterers into at this time. These transactions are accounted for as collateralized borrowings, and the repurchase agreement liability is included on the Balance Sheets in payables for collateral under securities loaned, reverse repurchase agreements and derivatives. There is a risk that the MBS pools will not be delivered by the counterparty upon the maturity of the repurchase agreement. However, this risk is considered to be very low as the U.S. MBS market is well-established, deep, and liquid for securities that the counterparty can utilize to source pools required to satisfy its obligation. Counterparties for MBS pools must pass internal credit underwriting standards prior to initiating repurchase agreement transactions. In addition, each month the value of the cash collateral is reset based on the change in the fair value of the MBS, thereby minimizing the amount of counterparty exposure.
Value of Business Acquired
VOBA reflects the estimated fair value of in force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, for each block of business, of future policy and contract charges, premiums, mortality, policyholder behavior, Separate Account performance, operating expenses, investment returns, and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.
For acquired annuity and variable life insurance contracts, VOBA is amortized in proportion to estimated gross profits arising principally from investment margins, mortality and expense margins, rider margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. Revisions in estimates result in changes to the amounts amortized in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than the unamortized balance.
Deferred Policy Acquisition Costs
The costs of acquiring business, principally commissions, certain expenses related to policy issuance, and certain variable sales expenses that relate to and vary with the production of new and renewal business are deferred and amortized based on the estimated future gross profits for the group of acquired contracts. DAC are subject to recoverability testing at the time of the policy issuance and loss recognition testing at the end of each reporting period.

DAC for variable annuities are amortized with interest over the anticipated lives of the insurance contracts in relation to the present values of estimated future gross profits from asset-based fees, guaranteed benefit rider fees, contract fees, and surrender charges, less a provision for guaranteed death and living benefit expenses, policy maintenance expenses, and non-capitalized commissions. Future gross profit estimates are subject to periodic evaluation with necessary revisions applied against amortization to date. Changes in assumptions can have a significant impact on the amount of DAC reported and the related amortization patterns. In general, increases in the estimated Separate Accounts return and decreases in surrender or mortality assumptions increase the expected future profitability of the underlying business and may lower the rate of DAC amortization. Conversely, decreases in the estimated Separate Accounts returns and increases in surrender or mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.
Deferred Sales Inducements
The Company offered a sales inducement whereby the contract owner received a bonus that increases the initial account balance by an amount equal to a specified percentage of the contract owner’s additional deposit. This amount may be subject to recapture under certain circumstances. Consistent with DAC, sales inducements for variable annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of the DSI asset.
The expense and the subsequent capitalization and amortization (accretion) are recorded as a component of policy benefits in the Statements of Income (Loss).
For VOBA, DAC and DSI, the impact of revisions and assumptions to estimates on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking.”
Annually, the Company performs a comprehensive review of actuarial assumptions utilized in measuring insurance liabilities and expected gross profits used in amortizing VOBA, DAC and DSI. The assumptions include, but are not necessarily limited to, inputs such as mortality, policyholder behavior and expected future rates of returns on investments. As part of this review, the Company considers emerging experience, future expectations and other data, including any observable market data. These assumptions are updated and implemented in the third quarter of each year, unless a material change in experience, indicative of a long term trend, is observed during an interim period.
Goodwill
Goodwill is the excess of the purchase price over the estimated fair value of net assets acquired. Goodwill and intangible assets with indefinite lives are not amortized, but are subject to impairment tests conducted annually, or more frequently when there is an impairment indicator. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the Annuity reporting unit level. A reporting unit represents the operating segment which is the level at which the financial information is prepared and regularly reviewed by management. Goodwill is reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review the carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down to fair value based primarily on discounted cash flows. The Company performed annual tests of intangible assets at December 31, 2017, 2016, and 2015 and determined there was no impairment required.
Separate Accounts
The Company’s Separate Accounts that support its variable annuities and variable life insurance contracts have, assets and liabilities that are legally segregated and reported as separate captions on the Balance Sheets. Separate Accounts are established in conformity with Arkansas State Insurance Law and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities. The assets of the Separate Accounts are carried at the daily NAV of the mutual funds in which they invest.
Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, the net investment income and net realized and unrealized gains and losses attributable to Separate Accounts assets supporting variable annuities and variable life insurance contracts accrue directly to the contract owner and are not reported as revenue in the Statements of Income (Loss). Mortality charges, guaranteed benefit fees, policy administration, maintenance and withdrawal charges associated with Separate Accounts products are included in policy charge revenue in the Statements of Income (Loss).

Policyholder Account Balances

The Company’s liability for policyholder account balances represents the contract value that has accrued to the benefit of policyholders as of the Balance Sheet date. The liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance.
Future Policy Benefits
Future policy benefits are actuarially determined liabilities, which are calculated to meet future obligations and are generally payable over an extended period of time. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, surrender rates, policy expenses, equity returns, interest rates, long-term volatility, own credit risk, utilization, and inflation. These estimates and assumptions are influenced by historical experience, current developments and anticipated market trends. Included within future policy benefits are liabilities for GMDB and GMIB provisions contained in the variable products that the Company has issued.
The GMDB and GMIB liabilities are determined by projecting future expected guaranteed benefits under multiple scenarios for returns on Separate Accounts assets. The Company uses estimates for mortality and policyholder behavior assumptions based on actual and projected experience for each contract type. These estimates are consistent with the estimates used in the calculation of DAC. The Company regularly evaluates the assumptions used to establish these liabilities, as well as actual experience, and adjusts GMDB and GMIB liabilities with a related charge or credit to earnings (unlocking) if actual experience or evidence suggests that the assumptions should be revised.
Future policy benefits also include liabilities, which can be either positive or negative, for contracts containing GMWB and SALB provisions based on the fair value of the underlying benefit. GMWB and GMIB reinsurance are treated as embedded derivatives and are required to be reported separately from the host contract. The fair values of these guarantees are calculated as the present value of future expected payments to policyholders less the present value of assessed fees attributable to the guarantees. Given the complexity and long-term nature of these guarantees, which are unlike instruments available in financial markets, their fair values are determined using stochastic techniques under a variety of market return scenarios. A variety of factors are considered, including expected market rates of return, equity and interest rate volatility, credit spread, correlations of market returns, discount rates and actuarial assumptions. Currently, the Company does not hedge the risks associated with the SALB.
The Company’s liability for future policy benefits consists of liabilities for immediate annuities and liabilities for certain guaranteed benefits contained in the variable insurance products the Company has issued. Liabilities for immediate annuities are equal to the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment generally depends on policyholder mortality. Interest rates used in establishing these liabilities were in the range of 0.01% to 8.8% during both 2017 and 2016.
See Notes to Financial Statements, Note 5 Variable Contracts Containing Guaranteed Benefits, for further discussion.
Revenue Recognition
Revenues for variable annuity contracts consist of policy charges for i) mortality and expense risks, ii) certain guaranteed benefits selected by the contract owner, iii) administration fees, iv) annual contract maintenance charges, and v) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable annuity contracts are recognized when policy charges are assessed or earned.
Revenues for variable life insurance contracts consist of policy charges for i) mortality and expense risks, ii) cost of insurance fees, iii) amortization of front-end and deferred sales charges, and iv) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable life insurance contracts are recognized when policy charges are assessed or earned.
Revenues for interest-sensitive annuity contracts (market value adjusted annuities, immediate annuities, and single premium deferred annuities) and interest-sensitive life insurance contracts (single premium whole life insurance) consist of i) investment income, ii) gains (losses) on the sale of invested assets, and iii) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for interest-sensitive annuity and life insurance contracts are recognized when investment income and investment sales are earned while revenues for contract charges are recognized when assessed or earned.
Revenues for CDAs consist of fees assessed based on a percentage of the participants covered asset pool, which are assets that are not internally managed by the Company. Fees on CDAs are recognized as they are assessed or earned.

Claims and Claims Settlement Expenses
Liabilities for claims and claims settlement expenses equal the death benefit (plus accrued interest) for claims that have been reported to the Company but have not settled and an estimate, based upon prior experience, for unreported claims.
Interest Credited to Policyholder Liabilities

Interest credited to policyholder liabilities in the Statements of Income (Loss) represents amounts paid on policyholder account values associated with fixed life insurance and annuity contracts. Minimum levels of interest crediting and allowable adjustment to those interest crediting rates are contractually defined. The Company adjusts rates to reflect current market conditions as necessary. This amount also includes any interest paid on pending claims.

The interest crediting rates for the Company’s fixed rate products are as follows:
	2017			2016
Interest-sensitive life products	4.00%			4.00%
Interest-sensitive deferred annuities	0.25%	-	4.42%	0.25%	-	4.90%

These rates may be changed at the option of the Company after initial guaranteed rates expire, unless contracts are subject to minimum interest rate guarantees.
Insurance, General and Administrative Expenses
Insurance, general and administrative expenses consist primarily of commissions resulting from the sale of the Company’s products. Also included are premium taxes and administrative expenses incurred as a result of the issue and maintenance of these products.
Income Taxes
The Company uses the asset and liability method in providing income taxes on all transactions that have been recognized in the Financial Statements. The asset and liability method requires that deferred taxes be adjusted to reflect the tax rates at which future taxable amounts will be settled or realized. The Company provides for income taxes based on amounts that it believes it will ultimately owe. Inherent in the provision for income taxes are estimates regarding the realization of certain tax deductions and credits.
Specific estimates include the realization of DRD and FTC. A portion of the Company’s investment income related to the Separate Accounts business qualifies for the DRD and FTC. Information necessary to calculate these tax adjustments is typically not available until the following year. However, within the current year’s provision, management makes estimates regarding the future tax deductibility of these items. These estimates are primarily based on recent historic experience.
The valuation allowance is related to the loss carry forwards, tax credits, and other deferred tax assets that, in the current judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that all or some of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on future generation of future taxable income during the periods in which those temporary differences are deductible. Management considers the scheduled reversal of deferred tax liabilities, projected taxable income, and tax-planning strategies in making the assessment. The amount of the deferred tax asset considered realizable, however, could be increased in the near term if estimates of future taxable income during the carry forward period are increased.
The Company provides for income taxes on all transactions that have been recognized in the Financial Statements in accordance with GAAP guidance. Accordingly, deferred taxes are adjusted to reflect the tax rates at which future taxable amounts will likely be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net income (loss) in the year during which such changes are enacted. As a result of the TCJA, the Company reduced its net deferred tax asset balance by $41,028 (before valuation allowance consideration). This was recognized in the Statements of Income (Loss).
Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in income from continuing operations.
The Company is subject to taxes on premiums and is exempt from state income taxes in most states. See Notes to Financial Statements, Note 6 Income Taxes, for further discussion on the enactment of the legislation commonly referred to as the TCJA and the impact to the Company’s provision for income taxes for the year ended December 31, 2017.

Subsequent Events
The Financial Statements are adjusted to reflect events that occurred between the balance sheet date and the date when the Financial Statements are issued, provided they give evidence of conditions that existed at the balance sheet date. Events that are indicative of conditions that arose after the balance sheet are disclosed, but do not result in an adjustment of the Financial Statements themselves. No subsequent events have been identified that require adjustments to or disclosure in the Financial Statements. On March 1, 2018, the Company declared a $200,000 cash dividend payable to its Parent on or before May 31, 2018, pending regulatory approval.

Current Accounting Guidance
Accounting Standards Update (“ASU”) 2016-06, Derivatives and Hedging (Topic 815): Contingent Put and Call Options in Debt Instrument

In March 2016, the FASB issued ASU 2016-06, Derivatives and Hedging (Topic 815); Contingent Put and Call Options in Debt Instruments. The amendments in this Update clarify the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. That is, when a call (put) option is contingently exercisable, an entity does not have to assess whether the event that triggers the ability to exercise a call (put) option is related to interest rates or credit risks. An entity is required to assess the embedded call (put) options solely in accordance with the existing four-step decision sequence, which are whether (1) the payoff is adjusted based on changes in an index, (2) the payoff is indexed to an underlying other than interest rates or credit risk, (3) the debt involves a substantial premium or discount, and (4) the call (put) option is contingently exercisable. The amendments in this Update are effective for Financial Statements issued for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. The Company adopted this standard on January 1, 2017. Adoption of this ASU did not impact its Financial Statements.
ASU 2016-05, Derivatives and Hedging (Topic 815): Effect of Derivative Contract Novations
In March 2016, the FASB issued ASU 2016-05, Derivatives and Hedging (Topic 815): Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships. The amendments in this Update clarify that a change in the counterparty to a derivative instrument that has been designated as the hedging instrument under Topic 815 does not, in and of itself, require de-designation of that hedging relationship provided that all other hedge accounting criteria continue to be met. That is, the reporting entity must still consider whether there is a change in the counterparty’s creditworthiness in determining whether the hedging relationship continues to qualify for hedge accounting. The amendments in this Update are effective for Financial Statements issued for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. The Company adopted this standard on January 1, 2017. Adoption of this ASU did not impact its Financial Statements.

Future Accounting Guidance
ASU 2018-02, Income Statement – Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income
In February 2018, the FASB issued ASU 2018-02, Income Statement – Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income. The Update allows a reclassification from AOCI to retained earnings for tax effects stranded in AOCI resulting from the TCJA. The Update is effective for all entities for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Early adoption is permitted in any period. The amendments in this Update should be applied either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Cuts and Jobs Act is recognized. The Company is evaluating the impact that adoption of the Update will have on its Financial Statements.
ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities
In August 2017, the FASB issued new guidance on derivatives and hedging ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities. The amendments in this new guidance are effective for annual periods beginning after December 15, 2018, and interim periods within those fiscal years. The objectives of the new guidance are to improve transparency and understandability of information conveyed to financial statement users about an entity’s risk management activities by better aligning the entity’s financial reporting for hedging relationships with those risk management activities and to reduce the complexity of and simplify the application of hedge accounting by preparers. The Company is evaluating the impact that adoption of this Update will have on its Financial Statements.

ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities
In March 2017, the FASB issued ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20). Under current GAAP, premiums and discounts on callable debt securities generally are amortized to the maturity date. The amendments in this Update shorten the amortization period for certain callable debt securities held at a premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted. An entity applies the amendments in this Update on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. The Company is evaluating the impact that adoption of this Update will have on its Financial Statements.

ASU 2017-04, Intangibles—Goodwill and Other (Topic 350) Simplifying the Test for Goodwill Impairment
In January 2017, the FASB issued ASU 2017-04, Intangibles-Goodwill and Other (Topic 350). The ASU simplifies how an entity is required to test goodwill for impairment by eliminating Step 2 from the goodwill impairment test. Current GAAP requires that, in computing the implied fair value of goodwill under Step 2, an entity perform procedures to determine the fair value at the impairment testing date of its assets and liabilities following the procedure that would be required in determining the fair value of assets acquired and liabilities assumed in a business combination. This ASU requires that an entity perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. An entity should recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. This ASU is to be applied on a prospective basis and is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods, with early adoption permitted. The Company is evaluating the impact that adoption of this Update will have on its Financial Statements.
ASU 2016-15, Statement of Cash Flow (Topic 230): Classification of Certain Cash Receipts and Cash Payments
In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flow (Topic 230): Classification of Certain Cash Receipts and Cash Payments, to reduce diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The amendments in this Update provide guidance on the following eight specific cash flow issues: debt prepayment or debt extinguishment costs; settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing; contingent consideration payments made after a business combination; proceeds from the settlement of insurance claims; proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies; distributions received from equity method investees; beneficial interests in securitization transactions; and separately identifiable cash flows and application of the predominance principle. The amendments in this Update are effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years, and they should be applied using a retrospective transition method to each period presented unless impracticable. The Company does not expect the adoption of this Update to have a material impact on its Financial Statements.
ASU 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments
In June 2016, the FASB issued ASU 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. The amendments in this Update replace the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. The amendments affect loans, debt securities, trade receivables, net investments in leases, off-balance-sheet credit exposures, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. The amendments in this Update require a financial asset (or a group of financial assets) measured at amortized cost basis to be presented at the net amount expected to be collected. The amendments in this Update are effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. An entity will apply the amendments in this Update through a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is effective (that is, a modified-retrospective approach). The Company is currently evaluating the impact that adoption of this Update will have on its Financial Statements. In January 2017, the FASB issued ASU 2017-03, Accounting Changes and Error Corrections (Topic 250) and Investments-Equity Method and Joint Ventures (Topic 323) which requires the Company to determine the appropriate financial statement disclosures about the potential material effects of ASU 2016-13 when adopted. Currently, the Company cannot reasonably estimate the impact of adopting this standard. The Company is in the process of establishing accounting policies in compliance with this ASU; and its current accounting policies are described in Note 1, Summary of Significant Accounting Policies.

ASU 2016-01, Financial Instruments - Overall
In January 2016, FASB issued ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, which addresses certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. For the Company, the amendments in this guidance are effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. With certain exceptions, early adoption is not permitted. The amendments in this guidance are to be applied by means of a cumulative-effect adjustment to the balance sheet as of the beginning of the fiscal year of adoption, except for those related to equity securities without readily determinable fair values (including disclosure requirements) which are to be applied prospectively to equity investments that exist as of the date of adoption of the Update. The Company does not expect the adoption of this Update to have a material impact on its Financial Statements.

ASU 2014-09, Revenue from Contracts with Customers (Topic 606)

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this update supersedes the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance unless the contracts are within the scope of other standards (for example, financial instruments, insurance contracts or lease contracts). The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance establishes a five-step process to achieve this core principle. An entity may use either of two transition methods: retrospective to each prior reporting period presented with certain practical expedients, or retrospective with the cumulative effect of initial application recognized at the date of initial application subject to certain additional disclosures. In March 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers: Principal versus Agent Considerations (Reporting Revenue Gross versus Net), which clarifies the implementation guidance on principal versus agent considerations of Topic 606. In April 2016, the FASB issued ASU 2016-10, Revenue from Contracts with Customers: Identifying Performance Obligations and Licensing, which clarifies the following two aspects of Topic 606: identifying performance obligations and the licensing implementation guidance. In May 2016, the FASB issued ASU 2016-12, Revenue from Contracts with Customers: Narrow-Scope Improvements and Practical Expedients, which provides clarifying guidance in a few narrow areas and adds some practical expedients to the guidance. In December 2016, the FASB issued ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers, which affects narrow aspects of the guidance issued in Update 2014-09. In January 2017, the FASB issued ASU 2017-03, Accounting Changes and Error Corrections (Topic 250) and Investments-Equity Method and Joint Ventures (Topic 323) which requires the Company to determine the appropriate financial statement disclosures about the potential material effects of ASU 2014-09 when adopted. In November 2017, the FASB issued ASU 2017-14, Income Statement—Reporting Comprehensive Income (Topic 220), Revenue Recognition (Topic 605), and Revenue from Contracts with Customers (Topic 606) (SEC Update). In August 2015, the FASB issued ASU 2015-14, Deferral of the Effective Date, which defers the effective date by one year. As a result, these updates will be effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. Early application of these Updates is permitted only as of fiscal years beginning after December 15, 2016. The Company has performed its evaluation and determined that while the majority of the Company’s revenue streams are considered to be out-of-scope (ASC 944), adoption of this Update for the remaining in-scope revenue streams will not have a material impact on its Financial Statements.

Note 2.  Fair Value of Financial Instruments
Fair Value Measurements
ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a three-level fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.
Fair Value Hierarchy
The Company has categorized its financial instruments into the three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Assets and liabilities recorded at fair value on the Balance Sheets are categorized as follows:
Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.
Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means
Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Both observable and unobservable inputs may be used to determine the fair value of positions classified in Level 3. The circumstances for using unobservable measurement include, those in which there is little, if any, market activity for the assets or liabilities. Therefore, the Company must make assumptions about inputs that a hypothetical market participant would use to value the assets and liabilities.
The Company recognizes transfers between levels at the beginning of the quarter.

The following tables present the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis at December 31, 2017 and 2016:

	December 31, 2017
	Level 1	Level 2	Level 3	Total
Assets
Fixed maturity AFS securities (a)
Corporate securities	$-	$942,024	$-	$942,024
Asset-backed securities	-	52,642	4,264	56,906
Commercial mortgage-backed securities	-	73,321	-	73,321
Residential mortgage-backed securities	-	81,417	-	81,417
Municipals	-	881	-	881
Government and government agencies
United States	362,119	-	-	362,119
Foreign	1,444	24,836	-	26,280
Redeemable preferred stock	-	5,690	-	5,690
Total fixed maturity AFS securities	$363,563	$1,180,811	$4,264	$1,548,638
Equity AFS securities (a)
Banking securities	$-	$28,497	$-	$28,497
Total equity AFS securities	$-	$28,497	$-	$28,497
Cash equivalents (b)	$20,812	$247,941	$-	$268,753
Derivative assets (c)	-	8,212	-	8,212
Fair value recoverable of ceded GMIB embedded derivatives (d)	-	-	25,325	25,325
Investments measured at NAV (e)	-	-	-	5,795,209
Total assets	$384,375	$1,465,461	$29,589	$7,674,634

Liabilities
Future policy benefits (embedded derivatives only) (f)	$-	$-	$38,471	$38,471
Derivative liabilities (c)	-	2,226	-	2,226
Total liabilities	$-	$2,226	$38,471	$40,697

	December 31, 2016
	Level 1	Level 2	Level 3	Total
Assets
Fixed maturity AFS securities (a)
Corporate securities	$-	$911,851	$-	$911,851
Asset-backed securities	-	43,372	9,215	52,587
Commercial mortgage-backed securities	-	76,513	-	76,513
Residential mortgage-backed securities	-	96,177	-	96,177
Municipals	-	856	-	856
Government and government agencies
United States	341,379	-	-	341,379
Foreign	1,480	6,194	-	7,674
Total fixed maturity AFS securities	$342,859	$1,134,963	$9,215	$1,487,037
Equity AFS securities (a)
Banking securities	$-	$26,726	$-	$26,726
Industrial securities	-	5,825	-	5,825
Total equity AFS securities	$-	$32,551	$-	$32,551
Cash equivalents (b)	$-	$265,538	$-	$265,538
Derivative assets (c)	-	16,526	-	16,526
Fair value recoverable of ceded GMIB embedded derivatives (d)	-	-	48,166	48,166
Investments measured at NAV (e)	-	-	-	5,730,860
Total assets	$342,859	$1,449,578	$57,381	$7,580,678

Liabilities
Future policy benefits (embedded derivatives only) (f)	$-	$-	$55,143	$55,143
Derivative liabilities (c)	-	15,165	-	15,165
Total liabilities	$-	$15,165	$55,143	$70,308

(a)
The fair values of debt securities are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its debt securities. The Company’s valuation policy utilizes a pricing hierarchy that dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. The majority of brokers’ quotes are non-binding. As part of the pricing process, the Company assesses the appropriateness of each quote (i.e., whether the quote is based on observable market transactions) to determine the most appropriate estimate of fair value. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use the following inputs: reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

Third-party pricing services and brokers will often determine prices using recently reported trades for identical or similar securities. The third-party pricing services and brokers make adjustments for the elapsed time from the trade date to the balance sheet date to take into account available market information. Lacking recently reported trades, third-party pricing services and brokers will use modeling techniques to determine a security price where expected future cash flows are developed based on the performance of the underlying collateral and discounted using an estimated market rate.
Periodically, the Company performs an analysis of the inputs obtained from third-party pricing services and brokers to ensure that the inputs are reasonable and produce a reasonable estimate of fair value. The Company’s asset specialists and investment valuation specialists consider both qualitative and quantitative factors as part of this analysis. Several examples of analytical procedures performed include, but are not limited to, recent transactional activity for similar debt securities, review of pricing statistics and trends and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks, such as exception reports that highlight significant price changes, stale prices or un-priced securities.

Following is additional discussion of the valuation methodologies for certain types of debt and equity securities:
Corporate debt securities - Valuations of corporate debt securities are monitored and reviewed on a monthly basis. The pricing hierarchy is dependent on the possibility of corroboration of market prices when available. If no market prices are available, valuations are determined by a discounted cash flow methodology using an internally calculated yield. The yield is comprised of a credit spread over a given benchmark, taking into account liquidity risk for thinly traded securities.
RMBS, CMBS and ABS - Valuations of RMBS, CMBS and ABS are monitored and reviewed on a monthly basis. Valuations are based on a pricing hierarchy and, depending on the asset type, the pricing hierarchy consists of a waterfall that starts with making use of market prices from indices and follows with making use of third-party pricing services or brokers. The pricing hierarchy is dependent on the possibility of corroborating the market prices. If no market prices are available, the Company uses either internal models or another available pricing source to determine fair value. Significant inputs included in the internal models are generally determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles. Market standard models may be used to model the specific collateral composition and cash flow structure of each transaction. The most significant unobservable input is the illiquidity premium, which is embedded in the discount rate.
Government and government agencies - When available, the Company uses quoted market prices in active markets to determine the fair value of its government and government agencies’ investments. When the Company cannot make use of quoted market prices, market prices from indices or quotes from third-party pricing services or brokers are used.
Equity securities – Valuations of equity securities are monitored and reviewed on a monthly basis. When available, the Company uses quoted market prices in active markets to determine the fair value of its equity investments. When the Company cannot make use of quoted market prices, quotes from a third-party vendor, broker, or custodian are used.
(b)
Cash equivalents are primarily valued at amortized cost, which approximates fair value. Cash equivalents that receive a vendor price are classified as fair value Level 1. Operating cash is not included in the above table.

(c)
Level 2 derivatives include interest rate swaps, inflation swaps, variance swaps, total return swaps, credit default swaps, and options for which the Company utilized readily accessible quoted index levels and broker quotes. The fair value of exchange traded interest rate swaps is calculated based on the change in the underlying floating rate curve measured using the Overnight Index Swap at the reporting date, as compared to the fixed leg of the swap. The fair value of over-the-counter traded interest rate swaps is calculated based on the change in the underlying floating rate curve measured using the LIBOR at the reporting date, as compared to the fixed leg of the swap. The fair value of inflation swaps is calculated as the difference between the consumer price index (or related readily accessible quoted inflation index level) at the reporting date and the last reset date, multiplied by the notional value of the swap. The fair value of variance swaps is calculated as the difference between the estimated volatility of the underlying S&P at maturity and the actual volatility of the underlying S&P at initiation (i.e., strike) multiplied by the notional value of the swap. Total return swaps are valued based on the change in the underlying equity index as of the last reset date. The fair value of equity options is calculated using the Black-Scholes model and market observable inputs for the underlying market price and volatility surface. Credit default swaps are valued using a discounted cash flow model where future premium payments and protection payments are corrected for the probability of default, which is modeled using an arbitrage free credit spread model.

(d)
The Company reinsures a portion of its variable annuity business that offers GMIB reinsurance. GMIB reinsurance contracts are treated as embedded derivatives since they contain payment provisions for net settlement and, therefore, are reported separately from the host contract.

(e)
Amounts are comprised of certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy in accordance with Subtopic 820-10. These investments do not have lockup periods.

	December 31, 2017				December 31, 2016
Investment:	Fair	Unfunded	Redemption	Redemption	Fair	Unfunded
Limited Partnerships	Value	Commitments	Frequency	Notice Period	Value	Commitments
Limited Partnership - Private Equity	$1,375	$-	None	None	$1,759	$-
Limited Partnership - Hedge Funds	-	-	N/A	N/A	69,151	-
	$1,375	$-			$70,910	$-
Separate Accounts	5,793,834	-	None	None	5,659,950	-
Investments measured at NAV	$5,795,209	$-			$5,730,860	$-

(f)
The Company recognizes liabilities for contracts containing GMWB and SALB, which are reported at fair value. The liabilities for the contracts containing GMWB are treated as embedded derivatives, which are required to be reported separately from the host contract. The fair value of these guarantees is calculated as the present value of future expected payments to policyholders less the present value of assessed fees attributable to the guarantees. Given the complexity and long-term nature of the guarantees, their fair values are determined using stochastic techniques under a variety of market return, discount rate and actuarial assumptions. Since two of the assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 of the fair value hierarchy.

During 2017 and 2016, there were no transfers between Level 1 and 2.
The following table provides a summary of the change in the fair value of the Company's Level 3 fixed maturity AFS securities at December 31, 2017 and 2016:
	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016
Balance at beginning of period (a)	$9,215	$6,666
Change in unrealized gains (losses) (b)	254	(243)
Purchases	4,000	2,792
Sales	(5,242)	(326)
Transfers into Level 3	3,000	2,113
Transfers out of Level 3	(6,965)	(1,954)
Changes in valuation (c)	1	-
Net realized investment gains (c)	1	167
Balance at end of period (a)	$4,264	$9,215

(a)	Recorded as a component of fixed maturity AFS securities on the Balance Sheets.
(b)	Recorded as a component of other comprehensive income (loss) in net unrealized holding gains (losses) on AFS securities arising during the period.
(c)	Recorded as a component of net realized investment gains (losses) on securities in the Statements of Income (Loss).

In certain circumstances, the Company will obtain non-binding broker quotes from brokers to assist in the determination of fair value. If those quotes can be corroborated by other market-observable data, the investments will be classified as Level 2 investments. If not, the investments are classified as Level 3 due to the unobservable nature of the brokers’ valuation processes. The decrease in Level 3 fixed maturity securities at December 31, 2017 was primarily driven by the transfer of two ABS securities from Level 3 to Level 2 due to the availability of market observable data, as well as the sale of three Level 3 ABS securities during the year. This was offset by the transfer of an ABS security from Level 2 to Level 3 due to the unavailability of market observable data, as well as the purchase of one Level 3 ABS security during the year.

The Company's Level 3 assets consist of GMIB reinsurance and Level 3 liabilities consist of provisions for GMWB and SALB. The fair value of these assets and liabilities is calculated as the present value of future expected payments to policyholders less the present value of assessed fees attributable to the guarantees. Given the complexity and long-term nature of these guarantees, which are unlike instruments available in financial markets, their fair values are determined using stochastic techniques under a variety of market return scenarios. A variety of factors are considered, including expected market rates of return, equity and interest rate volatility, credit spread, correlations of market returns, discount rates and actuarial assumptions. Changes in the Company’s credit spread and volatility assumptions have an inverse effect on the GMIB reinsurance assets. An increase (decrease) in credit spread of GMWB and SALB in isolation would result in a lower (higher) fair value liability measurement and an increase (decrease) in volatility in isolation would result in a higher (lower) fair value liability measurement.
The expected market rates of returns are based on risk-free rates, such as the current LIBOR forward curve. The credit spread, which is a significant unobservable input, is set by using the CDS spreads of a reference portfolio of life insurance companies, adjusted to reflect the subordination of senior debt holders at the holding company level to the position of policyholders at the operating company level (who have priority in payments to other creditors). The credit spread was 30 basis points (“bps”) and 50 bps at December 31, 2017 and 2016, respectively.
For equity volatility, the Company uses a term structure assumption with market-based implied volatility inputs for the first five years and a long-term forward rate assumption of 25% - 30% thereafter. The volume of observable option trading from which volatilities are derived generally declines as the contracts’ term increases; therefore, the volatility curve grades from implied volatilities for five years to the ultimate rate.    Correlations of market returns across underlying indices are based on historical market returns and their inter-relationships over a number of years preceding the valuation date. Assumptions regarding policyholder behavior, such as lapses, included in the models are derived in the same way as the assumptions used to measure insurance liabilities. These assumptions are reviewed at each valuation date and updated based on historical experience and observable market data as required.
The following table provides a summary of the changes in the fair value of the Company’s Level 3 liabilities (assets) at December 31, 2017 and 2016:

	Twelve Months Ended			Twelve Months Ended
	December 31, 2017			December 31, 2016
		GMIB			GMIB
	GMWB	Reinsurance	SALB	GMWB	Reinsurance	SALB
Balance at beginning of period (a)	$54,414	$(48,166)	$729	$60,618	$(61,426)	$511
Changes in interest rates (b)	5,787	(1,841)	-	(4,179)	2,262	-
Changes in equity markets (b)	(19,803)	24,663	176	(5,988)	12,560	218
Other (b)	(2,832)	19	-	3,963	(1,562)	-
Balance at end of period (a)	$37,566	$(25,325)	$905	$54,414	$(48,166)	$729

(a)
GMWB and SALB are recorded as a component of future policy benefits on the Balance Sheets and GMIB reinsurance is recorded as recoverable of ceded GMIB embedded derivatives, at fair value on the Balance Sheets.

(b)	Recorded as a component of policy benefits in the Statements of Income (Loss).
During 2017, the change in the fair value of the GMWB and GMIB reinsurance guarantees was primarily driven by changes in interest rates, equity market performance and mortality assumption updates. The fair value of the GMWB guarantees decreased due to favorable equity returns, mortality assumptions updates, partially offset by a decrease in interest rates and a decrease in own credit spread. The fair value of the GMIB reinsurance guarantees and the fair value of the GMWB reinsurance guarantees moved in the opposite directions. During 2016, the change in fair value of the GMWB and GMIB reinsurance guarantees was primarily driven by changes in interest rates, equity market performance and mortality assumption updates. The fair value of the GMWB and GMIB reinsurance guarantees decreased due to an increase in interest rates by 11 basis points, an increase in own credit spread of 10 basis points and favorable equity returns. The decrease of the GMWB liability was partially offset by the mortality assumption update in the third quarter. During 2017 and 2016, the change in the SALB liability was due to an increase in fees collected.

The following table provides a summary of the quantitative inputs and assumptions of the Company's Level 3 assets and liabilities at December 31, 2017 and 2016:

	December 31, 2017
	Estimated			Range
Description	Fair Value	Valuation Techniques	Unobservable Inputs	(Weighted Average)
Assets
Fixed maturity securities
Asset-backed securities	$4,264	Broker	(a)	(a)
Total fixed maturity securities	$4,264

Future policy benefits (embedded derivatives) -GMIB Reinsurance	25,325	Discounted cash flows	Own credit risk	30 bps
			Long-term volatility	25% - 30%
Total assets	$29,589

Liabilities
Future policy benefits (embedded derivatives) - GMWB	$37,566	Discounted cash flows	Own credit risk	30 bps
			Long-term volatility	25% - 30%

Future policy benefits - SALB	905	(b)	(b)	(b)
Total liabilities	$38,471

	December 31, 2016
	Estimated			Range
Description	Fair Value	Valuation Techniques	Unobservable Inputs	(Weighted Average)
Assets
Fixed maturity securities
Asset-backed securities	$9,215	Broker	(a)	(a)

Future policy benefits (embedded derivatives) - GMIB Reinsurance	48,166	Discounted cash flows	Own credit risk	50 bps
			Long-term volatility	25% - 30%
Total assets	$57,381

Liabilities
Future policy benefits (embedded derivatives) - GMWB	$54,414	Discounted cash flows	Own credit risk	50 bps
			Long-term volatility	25% - 30%

Future policy benefits - SALB	729	(b)	(b)	(b)
Total liabilities	$55,143

(a)
The Company has obtained non-binding broker quotes, which cannot be corroborated by market observable data, to assist in determining the fair values of the Level 3 asset-backed securities. The Company does not receive the unobservable inputs used by the broker but performs annual reviews to approve the use of brokers and obtains an asset specialist’s review of the broker’s price.

(b)	The SALB is a product with fewer than 125 policies. Due to the small size of this block, the liability was established based on the fees.

The following table provides the estimated fair value of the Company's investments not carried at fair value on the Balance Sheets at December 31, 2017 and 2016:

	December 31, 2017
	Level 1	Level 2	Level 3	Total
Assets
Mortgage loans on real estate (a)	$-	$-	$26,049	$26,049
Policy loans (b)	-	608,183	-	608,183
Total assets	$-	$608,183	$26,049	$634,232

	December 31, 2016
	Level 1	Level 2	Level 3	Total
Assets
Mortgage loans on real estate (a)	$-	$-	$115,020	$115,020
Policy loans (b)	-	632,834	-	632,834
Total assets	$-	$632,834	$115,020	$747,854

(a)
The fair value of mortgage loans on real estate is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or similar remaining maturities.

(b)	Policy loans are stated at unpaid principal balance. The book value of policy loans approximates their fair value.

Note 3.  Investments
Fixed Maturity and Equity Securities
The amortized cost/cost, gross unrealized gains and losses, estimated fair values and OTTI reflected in AOCI of investments in fixed maturity and equity AFS securities at December 31, 2017 and 2016 were:

	December 31, 2017
		Gross Unrealized		Estimated
	Amortized			Fair	OTTI
	Cost/Cost	Gains	Losses	Value	in AOCI (a)
Fixed maturity AFS securities
Corporate securities	$885,440	$58,766	$(2,182)	$942,024	$-
Asset-backed securities	56,852	241	(187)	56,906	-
Commercial mortgage-backed securities	72,373	1,397	(449)	73,321	-
Residential mortgage-backed securities	74,385	7,076	(44)	81,417	-
Municipals	906	-	(25)	881	-
Government and government agencies
United States	298,223	63,998	(102)	362,119	-
Foreign	24,158	2,168	(46)	26,280	-
Redeemable preferred stock	5,791	-	(101)	5,690	-
Total fixed maturity AFS securities	$1,418,128	$133,646	$(3,136)	$1,548,638	$-

Equity AFS securities
Banking securities	$25,473	$3,024	$-	$28,497	$-
Total equity AFS securities	$25,473	$3,024	$-	$28,497	$-

	December 31, 2016
		Gross Unrealized		Estimated
	Amortized			Fair	OTTI
	Cost/Cost	Gains	Losses	Value	in AOCI (a)
Fixed maturity AFS securities
Corporate securities	$859,028	$56,387	$(3,564)	$911,851	$-
Asset-backed securities	53,421	15	(849)	52,587	-
Commercial mortgage-backed securities	75,396	1,706	(589)	76,513	-
Residential mortgage-backed securities	92,943	4,004	(770)	96,177	(5)
Municipals	909	-	(53)	856	-
Government and government agencies
United States	295,581	45,798	-	341,379	-
Foreign	6,509	1,165	-	7,674	-
Total fixed maturity AFS securities	$1,383,787	$109,075	$(5,825)	$1,487,037	$(5)

Equity AFS securities
Banking securities	$25,473	$1,721	$(468)	$26,726	$-
Industrial securities	5,791	34	-	5,825	-
Total equity AFS securities	$31,264	$1,755	$(468)	$32,551	$-

(a)	Represents OTTI in AOCI, which were not reflected in earnings. Amount excludes $3,364 and $2,446 of unrealized gains at December 31, 2017 and December 31, 2016, respectively.
Excluding investments in U.S. government and government agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

The amortized cost and estimated fair value of fixed maturity AFS securities by investment grade at December 31, 2017 and 2016 were:

	December 31, 2017		December 31, 2016
		Estimated		Estimated
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value
Investment grade	$1,337,738	$1,460,708	$1,294,978	$1,393,503
Below investment grade	80,390	87,930	88,809	93,534
Total fixed maturity AFS securities	$1,418,128	$1,548,638	$1,383,787	$1,487,037
At December 31, 2017 and 2016, the estimated fair value of fixed maturity securities rated BBB-, which is the lowest investment grade rating given by rating agencies, was $120,663 and $65,730, respectively. Below investment grade securities are speculative and are subject to significantly greater risks related to the creditworthiness of the issuers and the liquidity of the market for such securities. The Company closely monitors such investments.
The amortized cost and estimated fair value of fixed maturity AFS securities at December 31, 2017 and 2016 by contractual maturities were:

	December 31, 2017		December 31, 2016
		Estimated		Estimated
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value
Fixed maturity AFS securities
Due in one year or less	$73,570	$74,686	$56,748	$57,489
Due after one year through five years	466,858	484,576	523,815	555,221
Due after five years through ten years	134,939	139,174	95,744	99,697
Due after ten years	539,151	638,558	485,720	549,354
	$1,214,518	$1,336,994	$1,162,027	$1,261,761
Mortgage-backed securities and other asset-backed securities	$203,610	$211,644	$221,760	$225,276
Total fixed maturity AFS securities	$1,418,128	$1,548,638	$1,383,787	$1,487,037
In the preceding table, fixed maturity securities not due at a single maturity date have been included in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
The Company had an investment in one non-income producing corporate security which amounted to $420 at December 31, 2017.
The Company had investment securities with an estimated fair value of $4,246 and $13,371 that were deposited with insurance regulatory authorities at December 31, 2017 and 2016, respectively.

Unrealized Losses on Fixed Maturity and Equity Securities
The Company’s investments in fixed maturity and equity securities classified as AFS are carried at estimated fair value with unrealized gains and losses included in stockholder’s equity as a component of AOCI, net of taxes.
The estimated fair value and gross unrealized losses and OTTI related to fixed maturity and equity AFS securities aggregated by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2017 and 2016 were as follows:

	December 31, 2017
			Gross
	Estimated		Unrealized
	Fair	Amortized	Losses and
	Value	Cost/Cost	OTTI (a)
Less than or equal to six months
Fixed maturity AFS securities
Corporate securities	$109,579	$110,819	$(1,240)
Asset-backed securities	20,762	20,791	(29)
Commercial mortgage-backed securities	28,994	29,409	(415)
Residential mortgage-backed securities	2,054	2,098	(44)
Government and government agencies
United States	7,533	7,635	(102)
Total fixed maturity and equity AFS securities	$168,922	$170,752	$(1,830)
Greater than six months but less than or equal to one year
Fixed maturity AFS securities
Commercial mortgage-backed securities	26	26	-
Government and government agencies
Foreign	3,767	3,813	(46)
Redeemable preferred stock	5,690	5,791	(101)
Total fixed maturity and equity AFS securities	$9,483	$9,630	$(147)
Greater than one year
Fixed maturity AFS securities
Corporate securities	$8,498	$9,440	$(942)
Asset-backed securities	2,610	2,768	(158)
Commercial mortgage-backed securities	986	1,020	(34)
Residential mortgage-backed securities	6	6	-
Municipals	881	906	(25)
Total fixed maturity and equity AFS securities	$12,981	$14,140	$(1,159)
Total fixed maturity and equity AFS securities	$191,386	$194,522	$(3,136)

	December 31, 2016
			Gross
	Estimated		Unrealized
	Fair	Amortized	Losses and
	Value	Cost/Cost	OTTI (a)
Less than or equal to six months
Fixed maturity AFS securities
Corporate securities	$64,992	$66,625	$(1,633)
Asset-backed securities	30,729	31,253	(524)
Commercial mortgage-backed securities	30,698	31,285	(587)
Residential mortgage-backed securities	54,987	55,690	(703)
Equity AFS securities - banking securities	8,213	8,500	(287)
Total fixed maturity and equity AFS securities	$189,619	$193,353	$(3,734)
Greater than six months but less than or equal to one year
Fixed maturity AFS securities
Corporate securities	$4,522	$4,863	$(341)
Asset-backed securities	879	1,000	(121)
Commercial mortgage-backed securities	1,010	1,012	(2)
Residential mortgage-backed securities	212	229	(17)
Total fixed maturity and equity AFS securities	$6,623	$7,104	$(481)
Greater than one year
Fixed maturity AFS securities
Corporate securities	$19,541	$21,131	$(1,590)
Asset-backed securities	7,978	8,182	(204)
Residential mortgage-backed securities	2,122	2,172	(50)
Municipals	856	909	(53)
Equity AFS securities - banking securities	1,615	1,796	(181)
Total fixed maturity and equity AFS securities	$32,112	$34,190	$(2,078)
Total fixed maturity and equity AFS securities	$228,354	$234,647	$(6,293)
(a) Subsequent unrealized gains (losses) on OTTI securities are included in Net unrealized OTTI on securities in the Statements of Comprehensive Income (Loss).
The total number of securities in an unrealized loss position was 79 and 81 at December 31, 2017 and 2016, respectively. The Company held 371 and 360 total securities at December 31, 2017 and 2016, respectively.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI and the number of securities with fair value declining below amortized cost by between 20% and 40% by length of time that securities have been in a continuous unrealized loss position were as follows at December 31, 2017 and 2016:

	December 31, 2017			December 31, 2016
	Estimated	Gross Unrealized	Number of	Estimated	Gross Unrealized	Number of
	Fair Value	Losses/OTTI (a)	Securities	Fair Value	Losses/OTTI (a)	Securities
Decline 20% - 40%
Held longer than one year	$2,033	$(908)	2	$1,375	$(614)	1
Total	$2,033	$(908)	2	$1,375	$(614)	1

(a)      Subsequent unrealized gains (losses) on OTTI securities are included in Net unrealized OTTI on securities in the Statements of Comprehensive Income (Loss).

Unrealized gains (losses) incurred during 2017 and 2016 were primarily due to price fluctuations resulting from changes in interest rates and credit spreads. If the Company has the intent to sell or it is more likely than not that the Company will be required to sell these securities prior to the anticipated recovery of the amortized cost, securities are written down to fair value. If cash flow models indicate a credit event will impact future cash flows, the security is impaired to discounted cash flows. For fixed maturity AFS securities, the Company does not intend to sell them, nor is it more likely than not that the Company will be required to sell them before the recovery of their respective amortized cost basis, and the Company expects to recover the entire cost basis of the debt securities. In making the other-than-temporary impairment assessment, the Company also considered all available information relevant to the collectability of the security, including information about past events, current conditions, and reasonable and supportable forecasts, when developing the estimate of cash flows expected to be collected. Therefore, the Company determined that these fixed maturity AFS securities were not other-than-temporarily impaired.
The components of net unrealized gains (losses) and OTTI included in AOCI, net of taxes, at December 31, 2017 and 2016 were as follows:

	December 31,
	2017	2016
Assets
Fixed maturity AFS securities	$130,511	$103,250
Cash equivalent securities	(2)	-
Equity AFS securities	3,023	1,287
Cash flow hedges	(931)	(1,224)
Value of business acquired	(30,769)	(26,630)
	$101,832	$76,683
Liabilities
Income taxes - deferred	$(21,333)	$(21,333)
Stockholder's Equity
Accumulated other comprehensive income, net of taxes	$80,499	$55,350

Mortgage Loans on Real Estate
Mortgage loans on real estate consist entirely of mortgages on commercial real estate. Prepayment premiums are collected when borrowers elect to prepay their debt prior to the stated maturity. There were prepayment premiums of $1,183 collected during the year ended December 31, 2017. There were no prepayment premiums collected during 2016. Prepayment premiums are included in net realized investment gains (losses), excluding OTTI losses on securities in the Statements of Income (Loss). The Company does not accrue interest on loans ninety days past due. At December 31, 2017 and 2016, there were no commercial mortgage loans that had two or more payments delinquent.
The fair values of mortgage loans on real estate are estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or similar remaining maturities. The estimated fair value of the mortgages on commercial real estate at December 31, 2017 and 2016 was $26,049 and $115,020, respectively.
Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. A valuation allowance is established when a loan is determined to be impaired for the excess carrying value of the loan over its estimated collateral value. There were no impaired mortgage loans at December 31, 2017 and 2016. For the portion of the mortgage loan portfolio without specific reserves, an allowance for credit losses is established. The change in the allowance for credit losses is reflected in net realized investment gains (losses), excluding OTTI on securities in the Statements of Income (Loss).
The commercial mortgages are geographically diversified throughout the United States with the largest concentrations in Florida, Utah, Minnesota, and California which account for approximately 82% of mortgage loans at December 31, 2017.
The credit quality of commercial mortgage loans at December 31, 2017 and 2016 was as follows:

	December 31,
Commercial	2017	2016
AAA - AA	$11,723	$43,047
A	13,246	55,269
BBB	-	17,970
Total mortgage loans on real estate	$24,969	$116,286
Less: allowance for credit losses	(7	(78)

Total mortgage loans on real estate, net	$24,962	$116,208
The credit quality of the commercial mortgage loans was determined based on an internal credit rating model that assigns a letter rating to each mortgage loan in the portfolio as an indicator of the quality of the mortgage loan. The internal credit rating model was designed based on a rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a rating score and an associated letter rating that is intended to align with S&P GRS ratings as closely as possible. Information supporting the risk rating process is updated at least annually. While mortgage loans with a lower rating carry a higher risk of loss an adequate allowance for credit losses has been established to cover those risks.
Securities Lending
The following table provides a summary of the securities lending program at December 31, 2017 and 2016:

	December 31,
	2017	2016
Payables for collateral under securities loaned	$209,923	$199,412
Amortized cost of securities out on loan	167,195	166,942
Estimated fair value of securities out on loan	203,909	194,996

Reverse Repurchase Agreements
The following table provides a summary of the reverse repurchase agreements at December 31, 2017 and 2016:

	December 31,
	2017	2016
Payables for reverse repurchase agreements	$36,494	$46,637
Amortized cost of securities pledged	36,249	47,021
Estimated fair value of securities pledged	36,337	46,401
Collateral Maturities of Reverse Repurchase Agreements and Securities Lending Transactions
The following tables provide a summary of maturities of collateral underlying reverse repurchase agreements and securities lending transactions at December 31, 2017 and 2016:

	December 31, 2017
	Overnight and Continuous	Up to 30 days	Total
Reverse repurchase agreements
Residential mortgage-backed securities	$-	$36,337	$36,337
Total	$-	$36,337	$36,337

Securities lending transactions
U.S. Treasury and agency securities	$169,011	$-	$169,011
Corporate securities	34,493	-	34,493
Equity securities-banking	405	-	405
Total	$203,909	$-	$203,909
Total Borrowings	$203,909	$36,337	$240,246

Gross amount of recognized liabilities for reverse repurchase agreements and securities lending included on the Balance Sheets			$246,417

	December 31, 2016
	Overnight and Continuous	Up to 30 days	Total
Reverse repurchase agreements
Residential mortgage-backed securities	$-	$46,401	$46,401
Total	$-	$46,401	$46,401

Securities lending transactions
U.S. Treasury and agency securities	$144,705	$-	$144,705
Corporate securities	40,774	-	40,774
Equity securities-banking	9,517	-	9,517
Total	$194,996	$-	$194,996
Total Borrowings	$194,996	$46,401	$241,397

Gross amount of recognized liabilities for reverse repurchase agreements and securities lending included on the Balance Sheets			$246,049

Derivatives and Hedge Accounting
The following table presents the notional and fair value amounts of non-qualifying hedging instruments and cash flow hedges at December 31, 2017 and 2016:

	Notional		Fair Value
	December 31,		December 31,
Derivative Type	2017	2016	2017	2016
Non-qualifying hedges
Short futures	$5,462	$25,157	$-	$-
Long futures	60,697	55,071	-	-
Interest rate swaps	221,000	251,000	(2,599)	(2,799)
Variance swaps	398	540	(1,847)	(1,835)
Total return swaps	248,326	1,405,253	(4,791)	(16,487)
Options	1,043,001	2,002,850	26,023	24,525
Credit default swaps	185,000	210,000	7,350	1,311
Total non-qualifying hedges	$1,763,884	$3,949,871	$24,136	$4,715
Cash flow hedges
Interest rate swaps	$49,883	$49,883	$(3,808)	$(3,002)
Total cash flow hedges	$49,883	$49,883	$(3,808)	$(3,002)
Derivative Total	$1,813,767	$3,999,754	$20,328	$1,713
The following table presents the net derivative gains (losses) recognized in the Statements of Income (Loss):

	Net Derivative Gains (Losses) Recognized In Income
	December 31,
Derivative Type	2017	2016	2015
Short futures	$(1,413)	$(4,578)	$(2,002)
Long futures	2,566	(1,411)	(1,029)
Variance swaps	(3,334)	(3,659)	(2,838)
Total return swaps	(16,235)	(79,142)	(36,481)
Options (puts and calls)	(33,624)	(3,571)	7,650
Interest rate swaps	206	(566)	(2,222)
Credit default swaps	2,749	2,689	(535)
Total	$(49,085)	$(90,238)	$(37,457)
The net year-to-date derivative impact for 2017 resulted in lower derivative losses of $41,153 as compared to 2016, driven primarily by positional activity and the impact of equity market performance on short positions in total return swaps and futures, partially offset by increased amortization on put option positions during the year.

The following table presents the maximum potential amount of future payments, credit rating, and maturity dates for the credit default swaps at December 31, 2017 and 2016:

	Maximum Potential Amount
	of Future Payments	Credit Rating		Maturity Date Range
Derivative Type	December 31, 2017
Credit default swaps
Corporate debt	$95,000	AA-BBB		March 2020-December 2021
Sovereign debt	90,000	AA-A		March 2018-June 2022
Credit default swaps total	$185,000

	Maximum Potential Amount
	of Future Payments	Credit Rating		Maturity Date Range
Derivative Type	December 31, 2016
Credit default swaps
Corporate debt	$120,000		A	June 2017-December 2020
Sovereign debt	90,000	AA-A		June 2017-December 2021
Credit default swaps total	$210,000

The following tables present the components of the gains or losses on derivatives that qualify as cash flow hedges:

	Gains (Losses) Recognized in			Net Realized Gains (Losses) Recognized in
	OCI on Derivatives (Effective Portion)			Income on Derivatives (Ineffective Portion)
	December 31,			December 31,
	2017	2016	2015	2017	2016	2015
Interest rate swaps	$294	$(5,427)	$1,906	$6	$6	$5
Total	$294	$(5,427)	$1,906	$6	$6	$5

	Gains (Losses) Reclassified from
	AOCI into Net investment Income (Effective Portion)
	December 31,
	2017	2016	2015
Interest rate swaps	$(1,100)	$(861)	$(99)
Total	$(1,100)	$(861)	$(99)
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
At December 31, 2017, the before-tax deferred net gains (losses) on derivatives recorded in AOCI that are expected to be reclassified to the Statements of Income (Loss) during the next twelve months are ($1,100). This expectation is based on the anticipated interest payments on the hedged investments in TIPS that will occur over the next twelve months, at which time the Company will recognize the deferred gains (losses) as an adjustment to interest income over the term of the investment cash flows.
In addition, in order to trade futures, the Company is required to post collateral to an exchange (sometimes referred to as margin). The fair value of collateral posted in relation to the futures margin was $2,488 and $5,276 at December 31, 2017 and 2016, respectively.

Offsetting of Derivative Instruments
The Company mitigates credit risk arising from derivative contracts by entering into International Swaps and Derivatives Association master netting arrangements and collateral agreements. These arrangements with a counterparty create a right to offset amounts due to and due from the same counter party when the arrangements are enforceable in the event of a default or bankruptcy, which ultimately reduces credit risk exposure. These arrangements are conducted under terms that are usual and customary in standard derivative activities, as well as requirements determined by exchanges where a bank acts as an intermediary.
The following table provides details relating to the effect, or potential effect, of netting and collateral arrangements, including the right to offset, associated with the Company’s recognized financial assets and recognized financial liabilities at December 31, 2017 and 2016:

	December 31, 2017		December 31, 2016
Derivatives Subject to a Master Netting Arrangement or a Similar Right to Offset	Assets	Liabilities	Assets	Liabilities
Gross estimated fair value of derivatives:
OTC - Bilateral	$34,487	$11,560	$37,344	$32,832
OTC - Cleared	1,590	4,188	1,678	4,477
Total gross estimated fair value of derivatives	$36,077	$15,748	$39,022	$37,309
Amounts offset on the Balance Sheets
Gross estimated fair value of derivatives: (1)
OTC - Bilateral	$(9,878)	$(9,878)	$(18,014)	$(18,014)
OTC - Cleared	(1,590)	(1,590)	(1,678)	(1,678)
Cash collateral: (2), (3)
OTC - Bilateral	(16,397)	-	(2,804)	-
OTC - Cleared	-	(2,054)	-	(2,452)
Estimated fair value of derivatives presented on the Balance Sheets	$8,212	$2,226	$16,526	$15,165
Gross amounts not offset on the Balance Sheets:
Securities collateral: (4)
OTC - Bilateral	$(8,083)	$(1,516)	$(15,222)	$(14,249)
Net amount after application of master netting agreements and collateral	$129	$710	$1,304	$916

(1)	Estimated fair value of derivatives is limited to the amount that is subject to offset.
(2)
The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. Cash collateral received for over-the-counter ("OTC") OTC-Bilateral and OTC-Cleared derivatives is included in cash and cash equivalents, short-term investments, or in fixed maturity securities, and the obligation to return it, beyond what is being offset, is included in payables for collateral under securities loaned, reverse repurchase agreements and derivatives. At December 31, 2017, the Company received excess cash collateral of $2,213. The Company had no excess cash collateral received from counterparties at December 31, 2016.

(3)
The receivable for the return of cash collateral provided to the counterparty, beyond what is being offset, is included in other assets. At December 31, 2017 and 2016, the Company had no excess cash collateral provided to counterparties that was excluded from the table above due to the foregoing limitation. The amount reported in the table above does not include initial margin on Exchange-Traded and OTC-Cleared derivatives.

(4)
Securities collateral received or pledged by the Company is held in separate custodial accounts and is not recorded on the Balance Sheets. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2017 and 2016, the Company received excess securities collateral with an estimated fair value of $4,214 and $395, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2017 and 2016, the Company provided excess securities collateral with an estimated fair value of $146 and $1,878, respectively, for its OTC-Bilateral derivatives, which is not included in the table above due to the foregoing limitation. At December 31, 2017 and 2016, the Company also provided securities initial margin with an estimated fair value of $11,310 and $11,291, respectively, for its OTC-Cleared derivatives, which is not included in the table above.

There were no other derivative assets or liabilities at December 31, 2017 and 2016 that were subject to offsetting.

Net Investment Income (Loss)
Net investment income by source for the years ended December 31, 2017, 2016, and 2015 was as follows:

Net investment income (loss)	2017	2016	2015
Fixed maturity AFS securities	$62,606	$67,573	$70,495
Equity AFS securities	1,303	1,962	2,061
Limited partnerships	3,274	(106)	(778)
Mortgage loans on real estate	4,665	5,135	4,111
Policy loans on insurance contracts	32,909	34,037	35,435
Derivatives	6,445	6,818	4,631
Cash and cash equivalents	3,067	2,373	649
Other	301	375	234
Gross investment income	$114,570	$118,167	$116,838
Less investment expenses	(7,043)	(7,018)	(4,654)
Net investment income (loss)	$107,527	$111,149	$112,184
Realized Investment Gains (Losses)
The Company considers fair value at the date of sale to be equal to the proceeds received. Proceeds and gross realized investment gains (losses) from the sale of AFS securities for the years ended years ended December 31, 2017, 2016, and 2015 were as follows:

	2017	2016	2015
Proceeds	$211,613	$494,524	$226,843
Gross realized investment gains	4,666	8,865	6,722
Gross realized investment losses	(657)	(3,300)	(3,119)

Proceeds on AFS securities sold at a realized loss	47,193	128,407	74,724
Net realized investment gains (losses) for the years ended years ended December 31, 2017, 2016, and 2015 were as follows:

	2017	2016	2015
Fixed maturity AFS securities	$4,009	$(231)	$1,380
Equity AFS securities	-	585	350
Mortgage loans on real estate	5,337	(1)	313
Adjustment related to VOBA	(942)	105	(353)
Net realized investment gains	$8,404	$458	$1,690
In 2017, 2016 and 2015, there were no impaired limited partnerships.
There were no impaired mortgage loans at December 31, 2017, 2016, or 2015.

OTTI
The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated, for which the non-credit portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts at December 31, 2017 and 2016:

	December 31,
	2017	2016
Balance at beginning of period	$(2,040)	$(935)
Additional credit loss impairments recognized in the current period on securities previously impaired through OCI	-	121
Accretion of credit loss impairments previously recognized	(1,071)	(1,226)
Balance at end of period	$(3,111)	$(2,040)
The components of OTTI reflected in the Statements of Income (Loss) for the years ended years ended December 31, 2017, 2016, and 2015 were as follows:

	2017	2016	2015
Gross OTTI losses on securities	$-	$5,213	$1,873
Net OTTI loss recognized in OCI	-	-	-
Net OTTI losses	$-	$5,213	$1,873
Value of business acquired amortization	-	(529)	-
Net OTTI losses recognized in income	$-	$4,684	$1,873
During 2017, the Company did not impair any holdings.
During 2016, the Company impaired its holding of a previously OCI impaired 2007 vintage RMBS due to an adverse change in cash flows, a public non-convertible bond due to liquidity concerns and low oil and natural gas prices, and a private non-convertible bond due to the company entering restructuring negotiation.
During 2015, the Company impaired its holding of a previously OCI impaired 2006 vintage RMBS, a previously OCI impaired 2007 vintage RMBS and a public non-convertible bond due to adverse changes in cash flows.

Note 4.  VOBA, DAC, and DSI
VOBA
The change in the carrying amount of VOBA for the years ended December 31, 2017 and 2016 was as follows:

	2017	2016
Balance at beginning of period	$222,299	$259,493
Accretion (amortization) expense	(7,460)	(19,571)
Unlocking	(8,459)	(12,909)
Adjustment related to realized (gains) losses on investments and OTTI	(942)	105
Adjustment related to unrealized (gains) losses and OTTI on investments	(4,139)	(4,819)
Balance at end of period	$201,299	$222,299

The estimated future amortization of VOBA is as follows:

2018	$17,743
2019	16,759
2020	15,449
2021	14,212
2022	13,587
DAC
The change in the carrying amount of DAC for the years ended December 31, 2017 and 2016 was as follows:

	2017	2016
Balance at beginning of period	$33,901	$37,500
Capitalization	22	81
Accretion (amortization) expense	(3,931)	(5,207)
Unlocking	215	1,527
Balance at end of period	$30,207	$33,901

DSI

The change in the carrying amount of DSI for the years ended December 31, 2017 and 2016 was as follows:
	2017	2016
Balance at beginning of period	$7,708	$8,518
Capitalization	2	33
Accretion (amortization) expense	(892)	(1,190)
Unlocking	49	347
Balance at end of period	$6,867	$7,708

For a complete discussion of the Company’s VOBA, DAC and DSI accounting policies, see Notes to Financial Statements, Note 1 Summary of Significant Accounting Policies.

 Note 5.  Variable Contracts Containing Guaranteed Benefits
Variable Annuity Contracts Containing Guaranteed Benefits
The Company has issued variable annuity contracts in which the Company may have contractually guaranteed to the contract owner a GMDB and/or an optional guaranteed living benefit provision. The living benefit provisions offered by the Company included a GMIB and a GMWB. Information regarding the general characteristics of each guaranteed benefit type is provided below:
•
In general, contracts containing GMDB provisions provide a death benefit equal to the greater of the GMDB or the contract value. Depending on the type of contract, the GMDB may equal: (1) contract deposits accumulated at a specified interest rate, (2) the contract value on specified contract anniversaries, (3) the return of contract deposits, or (4) some combination of these benefits. Each benefit type is reduced for contract withdrawals.

•
In general, contracts containing GMIB provisions provide the option to receive a guaranteed future income stream upon annuitization. There is a waiting period of ten years from contract issue that must elapse before the GMIB provision can be exercised.

•
Contracts containing GMWB provisions provide the contract owner the ability to withdraw minimum annual payments regardless of the impact of market performance on the contract owner’s account value. In general, withdrawal percentages are based on the contract owner’s age at the time of the first withdrawal.

The Company had the following variable annuity contracts containing guaranteed benefits at December 31, 2017 and 2016:

2017	GMDB	GMIB	GMWB
Net amount at risk (a)	$552,405	$19,440	$4,813
Average attained age of contract owners	74	68	77

2016
Net amount at risk (a)	$741,564	$27,017	$8,106
Average attained age of contract owners	74	68	76
Weighted average period remaining until expected annuitization	n/a	-	n/a

(a)
Net amount at risk for GMDB is defined as the current GMDB in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMIB is defined as the present value of the minimum guaranteed annuity payments available to the contract owner in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMWB is defined as the difference between the maximum amount payable under the guarantee and the contract owners’ account balance at the Balance Sheet date.

The Company records liabilities for contracts containing a GMDB, GMIB and GMWB as a component of future policy benefits on the Balance Sheets and changes in the liabilities are included as a component of policy benefits in the Statements of Income (Loss).
The changes in the variable annuity GMDB, GMIB and GMWB liabilities for the years ended December 31, 2016 and 2017, were as follows:

	GMDB	GMIB	GMWB
Balance, January 1, 2016	$131,378	$95,048	$60,618
Guaranteed benefits incurred	25,408	13,750	-
Guaranteed benefits paid	(23,432)	(2,050)	-
Unlocking	(20,371)	(10,046)	-
Change in fair value reserves	-	-	(6,204)
Balance, December 31, 2016	$112,983	$96,702	$54,414
Guaranteed benefits incurred	22,623	10,972	-
Guaranteed benefits paid	(22,570)	(2,892)	-
Unlocking	(34,164)	(32,762)	-
Change in fair value reserves	-	-	(16,848)
Balance, December 31, 2017	$78,872	$72,020	$37,566

During 2017, the decrease in GMDB liabilities was driven primarily by higher than expected equity returns. During 2016, the decrease in GMDB liabilities was primarily driven by higher market performance and favorable adjustments for assumption updates and model changes, which are reflected in unlocking, offset by increased benefits incurred over benefits paid.
During 2017, the decrease in GMIB liabilities was driven primarily by positive market performance exceeding management best estimate assumptions. During 2016, the increase in GMIB liabilities was driven by increased benefits incurred offset slightly by benefits paid and positive market performance offset by unfavorable adjustments for assumption updates and model changes, which are reflected in unlocking.
During 2017, the decrease in GMWB liabilities was driven primarily by higher market performance, offset by an increase in reserves driven by decreased rates and own credit spread. During 2016, the decrease in GMWB liabilities was driven primarily by higher market performance and unfavorable adjustments for assumption changes, which are reflected in change in fair value reserves.
At December 31, 2017 and 2016, contract owners’ account balances by mutual fund class and by guaranteed benefit provisions were comprised as follows:

				Money
2017	Equity	Bond	Balanced	Market	Total
GMDB only	$1,406,510	$388,218	$342,216	$102,566	$2,239,510
GMDB and GMIB	819,035	262,873	91,878	148,083	1,321,869
GMDB and GMWB	279,455	112,727	1,977	87,253	481,412
GMWB only	117,918	47,596	1,455	34,356	201,325
GMIB only	76,830	25,306	643	28,596	131,375
No guaranteed benefit	18,237	5,384	526	10,843	34,990
Total	$2,717,985	$842,104	$438,695	$411,697	$4,410,481

2016
GMDB only	$1,303,816	$418,368	$341,637	$113,912	$2,177,733
GMDB and GMIB	793,764	263,157	91,138	147,951	1,296,010
GMDB and GMWB	284,597	118,392	1,862	89,015	493,866
GMWB only	117,273	47,229	1,165	35,748	201,415
GMIB only	73,648	25,106	1,570	28,838	129,162
No guaranteed benefit	16,553	5,738	1,108	12,232	35,631
Total	$2,589,651	$877,990	$438,480	$427,696	$4,333,817

Variable Life Contracts Containing Guaranteed Benefits
The Company has issued variable life contracts in which the Company contractually guarantees to the contract owner a GMDB. In general, contracts containing GMDB provisions provide a death benefit equal to the amount specified in the contract regardless of the level of the contract’s account value.
At December 31, 2017 and 2016, contract owners’ account balances by mutual fund class for contracts containing GMDB provisions were distributed as follows:

				Money
2017	Equity	Bond	Balanced	Market	Total
GMDB only	$576,367	$117,085	$599,050	$90,851	$1,383,353

2016
GMDB only	$515,295	$126,634	$578,880	$105,324	$1,326,133

As the Company is a closed block of business, balances decreased in the bonds and money market funds, offset by market increases in the equity and balanced funds from 2016 to 2017.

Note 6.  Income Taxes

The following is a reconciliation of the provision for income taxes based on income (loss) before federal income taxes, computed using the federal statutory rate versus the reported provision for income taxes for the years ended December 31, 2017, 2016, and 2015:

	December 31,
	2017	2016	2015
Provisions for income taxes computed
at Federal statutory rate (35%)	$35,626	$(7,498)	$3,129
Increase (decrease) in income taxes resulting from:
Dividend received deduction	(8,047)	(7,567)	(6,622)
Tax credits	(222)	(458)	(302)
Valuation allowance on deferred tax assets	(65,529)	21,810	(1,497)
Change in Federal Tax Rate	41,028	-	-
Provision to return adjustment	(439)	(727)	498
State taxes (benefits)	712	211	(287)
Unrecognized tax benefits	4	987	363
Audit adjustment	-	(8,225)	-
Other	(749)	462	-
Income tax provision	$2,384	$(1,005)	$(4,718)

The effective tax rate was not meaningful for the years ended December 31, 2017, 2016 or 2015. Differences between the effective rate and the U.S. statutory rate of 35% principally were the result of the Separate Accounts DRD, the valuation allowance on NOL carryforwards and the TCJA.
The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes. The asset and liability method requires that deferred taxes be adjusted to reflect the tax rates at which future taxable amounts will be settled or realized. The Company provides for federal income taxes based on amounts it believes it will ultimately owe. Inherent in the provision for federal income taxes are estimates regarding the realization of certain tax deductions and credits. The income tax expense (benefit) for each of the twelve months ended December 31, 2017, 2016 and 2015 was $2,384, ($1,005), and ($4,718) respectively.
Deferred tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of December 31, 2017 and 35% as of December 31, 2016 and were as follows:
	December 31,
	2017	2016
Deferred tax assets
Tax DAC	$1,205	$14,992
Net operating and capital loss carryforward	116,117	228,864
Intangible assets	14,786	29,824
Transitional reserve amount	8,849	-
Policyholder reserves	17,189	29,546
Tax credits	19,511	13,992
Other	1,999	1,714
Total deferred tax assets	$179,656	$318,932
Valuation allowance	(78,697)	(154,440)
Net deferred tax assets	$100,959	$164,492

Deferred tax liabilities
VOBA	$51,553	$95,150
Policyholder reserves	8,050	20,106
Transitional reserve amount	3,988	-
Investments	39,158	48,660
Other	36	-
Total deferred tax liabilities	$102,785	$163,916
Total net deferred tax asset (liability)	$(1,826)	$576

As we complete the collection, preparation and analysis of data relevant to the TCJA, and interpret any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, we may make adjustments to these provisional amounts.
As a result of the TCJA, the Company’s tax reserve deductible temporary difference decreased by an estimated ($4,860). This change results in an offsetting $4,860 deductible temporary difference that will be amortized into taxable income evenly over the next eight years. As noted, this transitional change amount was based on provisional estimate at December 31, 2017. Actual results may differ from the estimates and will be adjusted in future periods when the actuarial models and systems are updated for the policyholder tax reserve changes required by the TCJA.
The income tax expense (benefit) consists of the following for the years ended December 31, 2017, 2016, and 2015:
	December 31,
	2017	2016	2015
Current federal income tax expense (benefit)	$-	$(179)	$-
Current state income tax expense (benefit)	(17)	(144)	9
Deferred federal income tax expense (benefit)	1,290	(1,150)	(4,275)
Deferred state income tax expense (benefit)	1,111	468	(452)
Total income tax expense (benefit)	$2,384	$(1,005)	$(4,718)
The income tax asset (liability) consists of the following at December 31, 2017 and 2016:
	December 31,
	2017	2016
Current federal income tax asset (liability)	$-	$-
Current state income tax asset (liability)	$(108)	$1
Deferred federal income tax asset (liability)	(1,759)	-
Deferred state income tax asset (liability)	(67)	575
Net income tax asset (liability)	$(1,934)	$576
At December 31, 2017 and 2016, the Company had a tax valuation allowance for deferred tax assets of $78,697 and $154,440, respectively (this includes losses that are anticipated to be used in the consolidated group to reflect the income statement impact of the losses that wouldn't be used if filing separately). In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that all or some of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on generation of future taxable income during the periods in which those temporary differences are deductible. Management considers the scheduled reversal of deferred tax liabilities, projected taxable income, and tax-planning strategies in making the assessment.
The Company has analyzed all material tax positions under the guidance of ASC 740, Income Taxes, related to the accounting for uncertainty in income tax, and determined there were tax benefits of $2,637 (gross $12,557) and $4,391 (gross $12,547), respectively, that should not be recognized at December 31, 2017 and 2016. These unrecognized tax benefits primarily relate to uncertainty regarding the sustainability of certain deductions taken on the 2008-2016 U.S. Federal income tax returns. To the extent these unrecognized tax benefits are ultimately recognized, they will affect the effective tax rate in a future period. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.
During 2016, the Company modified its calculation of dividends that are eligible for the DRD. This resulted in recording a permanent tax benefit of $7,391 in the Company’s 2016 Financial Statements for years 2011-2015. This has been treated as a change in estimate.
The components of the change in the unrecognized tax benefits were as follows at December 31, 2017 and 2016:

	December 31,
	2017	2016
Balance at beginning of period	$4,391	$3,404
Additions for tax positions of prior years	4	987
Change in federal tax rate	(1,758)	-
Balance at end of period	$2,637	$4,391

At December 31, 2017 and 2016, the Company had a NOL carry forward for federal income tax purposes of $554,553 (net of the ASC 740 reduction of $12,557) and $627,860 (net of the ASC 740 reduction of $12,547), respectively, with a carry forward period of fifteen years that expires at various dates between 2023 and 2031. At both December 31, 2017 and 2016, the Company had a capital loss carry forward of $0 and $84, respectively, for federal income tax purposes with a carry forward period of five years that will expire in 2018. At December 31, 2017 and 2016, the Company had a foreign tax credit carry forward of $9,831 and $9,776, respectively, with a carry forward period of ten years that will expire at various dates up to 2026. Also, the Company has an Alternative Minimum Tax credit carry forward for federal income tax purposes of $4,216 at both December 31, 2017 and 2016.  The Company is estimating to be refunded $4,216 ($3,937 net of valuation allowance) of a minimum tax credit carryforward by the end of 2021 pursuant to the TCJA.
The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company did not recognize any penalties in its Financial Statements at December 31, 2017, 2016, or 2015. The Company recognized interest expense (income) of $316, $74 and less than $86 at December 31, 2017, 2016 and 2015, respectively. The total interest payable balance at December 31, 2017 and 2016 is $477 and $161, respectively.
The Company records taxes on a separate company basis. For federal income tax purposes, the Company joins in a consolidated income tax return filing with its direct parent, TA Corp, and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the agreement, taxes are payable to or receivable from TA Corp in amounts that would result had the Company filed a separate tax return with taxing authorities. Any tax differences between the Company’s separately calculated provision and cash flows attributable to benefits from consolidation have been recognized as capital contributions from TA Corp. For the years ended December 31, 2017 and 2016 and 2015, the Company recognized capital contributions from (distributions to) TA Corp and contributions from AUSA in connection with the tax allocation agreement in the amount of ($47,465), ($13,381) and $68,492, respectively. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service.
The Company filed a separate federal income tax return for the years 2008 through 2012. The Company was part of the consolidated tax return for 2013 through 2016. An examination by the Internal Revenue Service is in progress for the years 2011 to 2013. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions. The 2017 return has not yet been filed.

 Note 7.  Accumulated Other Comprehensive Income
The changes in AOCI by component for the years ended December 31, 2017, 2016, and 2015 were as follows:

	2017
	Unrealized Holding
	Gains (Losses) on	Unrealized Holding	OCI Adjustments for	Total Accumulated
	AFS Securities and	Gains (Losses) on	Policyholder liabilities,	Other Comprehensive
	Cash Equivalents	Cash Flow Hedges	VOBA, and Deferred Tax	Income (Loss)
Beginning balance	$104,538	$(1,225)	$(47,963)	$55,350
OCI before reclassifications	30,434	(806)	(4,139)	25,489
Amounts reclassified from AOCI	(1,440)	1,100	-	(340)
Net current period OCI	$28,994	$294	$(4,139)	$25,149
Tax expense (benefit)	-	-	-	-
Total other comprehensive income (loss), net of taxes	$28,994	$294	$(4,139)	$25,149
Ending balance, net of taxes	$133,532	$(931)	$(52,102)	$80,499

	2016
	Unrealized Holding	Unrealized Holding	OCI Adjustments for	Total Accumulated
	Gains (Losses) on	Gains (Losses) on	Policyholder liabilities,	Other Comprehensive
	AFS Securities	Cash Flow Hedges	VOBA, and Deferred Tax	Income (Loss)
Beginning balance	$95,533	$4,202	$(43,144)	$56,591
OCI before reclassifications	8,881	(6,288)	(4,819)	(2,226)
Amounts reclassified from AOCI	124	861	-	985
Net current period OCI	$9,005	$(5,427)	$(4,819)	$(1,241)
Tax expense (benefit)	-	-	-	-
Total other comprehensive income (loss), net of taxes	$9,005	$(5,427)	$(4,819)	$(1,241)
Ending balance, net of taxes	$104,538	$(1,225)	$(47,963)	$55,350

	2015
	Unrealized Holding	Unrealized Holding	OCI Adjustments for	Total Accumulated
	Gains (Losses) on	Gains (Losses) on	Policyholder liabilities,	Other Comprehensive
	AFS Securities	Cash Flow Hedges	VOBA, and Deferred Tax	Income (Loss)
Beginning balance	$164,221	$2,296	$(57,275)	$109,242
OCI before reclassifications	(68,313)	1,807	14,131	(52,375)
Amounts reclassified from AOCI	(375)	99	-	(276)
Net current period OCI	$(68,688)	$1,906	$14,131	$(52,651)
Tax expense (benefit)	-	-	-	-
Total other comprehensive income (loss), net of taxes	$(68,688)	$1,906	$14,131	$(52,651)
Ending balance, net of taxes	$95,533	$4,202	$(43,144)	$56,591

The reclassifications out of AOCI for the years ended December 31, 2017, 2016, and 2015 were as follows:

	Amounts Reclassified from AOCI
AOCI Components	2017	2016	2015	Affected Line Item in the Statement Where Net Income is Presented
Unrealized holding gains (losses) on AFS securities
Available-for-sale securities	$1,440	$(3)	$484	Net realized investment gains (losses)
	-	(121)	(109)	Portion of OTTI previously recognized in OCI
	$1,440	$(124)	375	Total

Unrealized holding gains (losses) on cash flow hedges
Interest rate swaps	$(1,100)	$(861)	$(99)	Net investment income
	$(1,100)	$(861)	(99)	Total
Total amounts reclassified from AOCI	$340	$(985)	$276

Note 8.  Stockholder’s Equity and Statutory Accounting Principles
The Company’s statutory Financial Statements are presented on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Arkansas. The State of Arkansas has adopted the NAIC statutory accounting principles as the basis of its statutory accounting principles.
The Company's statutory net income (loss) at December 31, 2017, 2016 and 2015 was $193,953, $71,053 and ($24,119), respectively.
Statutory capital and surplus at December 31, 2017 and 2016 was $731,065 and $696,073, respectively. At December 31, 2017 and 2016, approximately $226,423 and, $142,822 respectively, of stockholder’s equity was available for dividend distributions that would not require approval by the Arkansas Insurance Department, subject to the availability of unassigned surplus. During 2017, the Company paid a $140,000 dividend and a $47,505 return of capital to TA Corp. During 2016, the Company paid a $75,000 cash dividend and $88,341 return of capital to TA Corp. During 2015, the Company paid a $100,000 cash return of capital and received a $68,492 capital contribution from AUSA.
The NAIC utilizes the RBC adequacy monitoring system. The RBC calculates the amount of adjusted capital that a life insurance company should have based upon that company's risk profile. At December 31, 2017 and 2016, based on the RBC formula, the Company's total adjusted capital levels were significantly above the minimum amount of capital required to avoid regulatory action.

Note 9.  Reinsurance
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding mortality risk to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily quota share coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $1,000 on single and joint life policies. At December 31, 2017, the Company had a reinsurance receivable of $239 and reinsurance payable of $194. At December 31, 2016, the Company had a net reinsurance receivable of $166 and reinsurance payable of $203. The Company did not have a reinsurance reserve at December 31, 2017 and 2016.
Indemnity reinsurance agreements do not relieve the Company from its obligations to contract owners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. The Company determined after this evaluation that no reserve was required.
In addition, the Company seeks to limit its exposure to guaranteed benefit features contained in certain variable annuity contracts. Specifically, the Company reinsures certain GMIB and a GMDB provision to the extent reinsurance capacity is available in the marketplace.
At December 31, 2016 and 2017, the Company had the following account values for variable annuity contracts containing GMIB and GMDB provisions that were reinsured along with life insurance in force:
December 31, 2017
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net amount	Percentage of amount ceded to gross amount
Life insurance	$4,465,980	$143,356	$1,047	$4,323,671	0.02%	3.21%
GMIB	1,453,202	478,098	-	975,104	0.00%	32.90%
GMDB	3,979,129	171,818	-	3,807,311	0.00%	4.32%

December 31, 2016
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net amount	Percentage of amount ceded to gross amount
Life insurance	$4,586,845	$160,455	$924	$4,427,314	0.02%	3.50%
GMIB	1,430,611	480,283	-	950,328	0.00%	33.57%
GMDB	3,947,838	168,608	-	3,779,230	0.00%	4.27%

 Note 10.  Related Party Transactions
At December 31, 2017, the Company had the following related party agreements in effect:
The Company is party to a common cost allocation service agreement with TA Corp companies in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs related to services rendered. During 2017, 2016 and 2015, the Company incurred $11,554, $10,223 and $10,818, respectively, in expenses under this agreement. Charges attributable to this agreement are included in insurance, general and administrative expenses, net of amounts capitalized.
The Company was party to intercompany short-term note payable/receivable arrangements with its Parent and affiliates at various times during the year. The $35,000 intercompany short-term note payable to the Parent with an interest rate of 0.83% entered into on May 22, 2017 was settled with payments of $15,000 and $20,000 on August 4, 2017 and August 9, 2017, respectively. The $3,000 intercompany short-term note payable to the Parent with an interest rate of 0.9% that was entered into on June 20, 2017 was settled with a payment of $3,000 on August 9, 2017. On October 20, 2017, the Company entered into a short-term note payable with the Parent for $10,000 with an interest rate of 1.1%, which is still outstanding. On June 18, 2016, the Company settled an intercompany short-term note receivable with AUSA for $25,000 with an interest rate of 0.13% that was entered into on June 19, 2015. Transactions with related parties generate payables to and receivables from the Parent and affiliates and bear interest at the thirty-day commercial paper rate. The balance due to affiliates at December 31, 2017 and 2016 was $6,148 and $5,064, respectively. During 2017, 2016, and 2015, the Company accrued and/or received $7, $31, and $18 of interest, respectively. During 2017, 2016 and 2015, the Company accrued and/or paid $137, $0, and $0 of interest, respectively. Interest related to these arrangements is included in net investment income.
AEGON USA Realty Advisors, LLC acts as the manager and administrator for the Company’s mortgage loans on real estate under an administrative and advisory agreement with the Company. Charges attributable to this agreement are included in net investment income. During 2017, 2016 and 2015, the Company incurred $168, $181 and $149, respectively, under this agreement. Mortgage loan origination fees are included in investment expenses.
AEGON USA Investment Management, LLC acts as a discretionary investment manager under an investment management agreement with the Company. During 2017, 2016 and 2015, the Company incurred $2,716, $1,927 and $1,709, respectively, in expenses under this agreement. Charges attributable to this agreement are included in net investment income.
Transamerica Capital, Inc. provides underwriting and distribution services for the Company under an underwriting agreement. During 2017, 2016 and 2015, the Company incurred $23,901, $24,501 and $30,356, respectively, in expenses under this agreement. Charges attributable to this agreement are included in insurance, general and administrative expenses, net of amounts capitalized.
Transamerica Asset Management, Inc. acts as the investment advisor for certain related party funds in the Company’s Separate Accounts under multiple service agreements. These agreements ended as of March 31, 2017. During 2017, 2016 and 2015, the Company incurred $79, $320 and $361, respectively, in expenses under this agreement. Charges attributable to this agreement are included in insurance, general and administrative expenses, net of amounts capitalized.
The Company has a participation agreement with Transamerica Series Trust to offer certain funds in the Company’s Separate Accounts. Transamerica Capital, Inc. acts as the distributor for such related party funds. The Company has entered into a distribution and shareholder services agreement for certain of such funds. During 2017, 2016 and 2015, the Company received $2,752, $2,199 and $2,381, respectively, in revenue under this agreement. Revenue attributable to this agreement is included in policy charge revenue.
Transamerica Life Insurance Company provides derivative management services for the Company under a derivative management and services agreement. During 2017, the Company incurred $73 in expenses under this agreement.

The Company purchases and sells investments from/to various affiliated companies. The investments are purchased and sold using the fair value on the date of the acquisition or disposition. The purchasing and selling of investments between affiliated companies for the years ended December 31, 2017, 2016 and 2015 were as follows:
	2017	2016	2015
Investments purchased from affiliates:
AFS fixed maturities	$141,700	$-	$30,356
Mortgage loans on real estate	-	-	4,000
Limited partnerships	-	10,000	-
Derivatives	147	-	-
Investments sold to affiliates:
AFS fixed maturities	$20,962	$89,820	$24,878
AFS equities	-	-	-
Mortgage loans on real estate	122,075	-	-
Derivatives	4,440	-	82

While management believes that the service agreements referenced above provide reasonable terms, they may not necessarily provide for costs that are indicative of the costs that would have been incurred with an unrelated third party. Related party agreements contain reciprocal indemnity provisions pertaining to each party’s representations and contractual obligations thereunder.

Note 11.  Commitments and Contingencies
State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state's life insurance guaranty association. These associations have been established for the protection of contract owners from loss (within specified limits) as a result of the insolvency of an insurer. At the time insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer's contract owner obligations (within specified limits). The Company has utilized public information to estimate the future assessments it will incur as a result of life insurance company insolvencies. At December 31, 2017 and 2016, the Company’s estimated liability for future guaranty fund assessments was $83 and $140, respectively. If future insolvencies occur, the Company’s estimated liability may not be sufficient to fund these insolvencies and the estimated liability may need to be adjusted. The Company regularly monitors public information regarding insurer insolvencies and adjusts its estimated liability as appropriate. Several states allow companies to take a credit on their premium tax returns for assessments paid to state guaranty associations to cover the obligations of insolvent insurers. The Company has a receivable for future premium tax deductions of $3,774 and $4,012 at December 31, 2017 and 2016, respectively.
In the normal course of business, the Company is subject to various claims and assessments. Legal and regulatory proceedings are subject to inherent uncertainties, and future events could change management's assessment of the probability or estimated amount of potential losses from pending or threatened proceedings. Based on available information, it is the opinion of management that the ultimate resolution of pending or threatened legal and regulatory proceedings, other than claims settlement expenses, both individually and in the aggregate, will not result in losses above any related accruals that will have a material adverse effect on the Company's financial position or liquidity at December 31, 2017. If management believes that, based on available information, it is at least reasonably possible that a material loss (or additional material loss in excess of any accrual) will be incurred in connection with any legal or regulatory proceedings, other than claims settlement expenses, the Company discloses an estimate of the possible loss or range of loss, either individually or in the aggregate, as appropriate, if such an estimate can be made, or discloses that an estimate cannot be made. Based on the Company's assessment at December 31, 2017, no such disclosures were considered necessary.

Note 12.  Segment Information
The following tables summarize each business segment’s contribution to select Statements of Income (Loss) information for the years ended December 31, 2017, 2016, and 2015:
		Life
2017	Annuity	Insurance	Total
Policy charge revenue	$96,035	$53,959	$149,994
Net Investment income (loss)	53,516	54,011	107,527
Net realized investment gains (losses)	5,755	2,649	8,404
Derivative gains (losses)	(49,085)	-	(49,085)
Total Revenue	$106,221	$110,619	$216,840

Interest credited to policyholder liabilities	$7,475	$44,824	$52,299
Policy benefits (net of reinsurance recoveries)	(27,424)	29,923	2,499
Amortization (accretion) of DAC	3,716	-	3,716
Amortization (accretion) of VOBA	4,241	11,678	15,919
Insurance, general and administrative expenses	37,219	3,399	40,618
Total Expenses	$25,227	$89,824	$115,051

Income (Loss) before taxes	$80,994	$20,795	$101,789
Income tax expense (benefit)	1,897	487	2,384
Net income (loss)	$79,097	$20,308	$99,405

2016
Policy charge revenue	$96,689	$54,757	$151,446
Net Investment income (loss)	53,358	57,791	111,149
Net realized investment gains (losses)	524	(66)	458
Derivative gains (losses)	(90,463)	225	(90,238)
Total Revenue	$60,108	$112,707	$172,815

Interest credited to policyholder liabilities	$8,476	$46,539	$55,015
Policy benefits (net of reinsurance recoveries)	16,823	48,244	65,067
Amortization (accretion) of DAC	3,680	-	3,680
Amortization (accretion) of VOBA	6,889	25,593	32,482
Insurance, general and administrative expenses	35,391	2,712	38,103
Total Expenses	$71,259	$123,088	$194,347

Income (Loss) before taxes	$(11,151)	$(10,381)	$(21,532)
Income tax expense (benefit)	(521)	(484)	(1,005)
Net income (loss)	$(10,630)	$(9,897)	$(20,527)

2015
Policy charge revenue	108,320	58,426	166,746
Net Investment income (loss)	51,667	60,517	112,184
Net realized investment gains (losses)	1,110	580	1,690
Derivative gains (losses)	(37,425)	(32)	(37,457)
Total Revenue	$123,672	$119,491	$243,163

Interest credited to policyholder liabilities	$9,006	$45,908	$54,914
Policy benefits (net of reinsurance recoveries)	68,984	36,262	105,246
Amortization (accretion) of DAC	3,783	-	3,783
Amortization (accretion) of VOBA	8,110	14,254	22,364
Insurance, general and administrative expenses	43,803	4,113	47,916
Total Expenses	$133,686	$100,537	$234,223

Income (Loss) before taxes	$(10,014)	$18,954	$8,940
Income tax expense (benefit)	(9,297)	4,579	(4,718)
Net Income (loss)	$(717)	$14,375	$13,658

The following tables represent select Balance Sheet information at December 31, 2017 and 2016:

		Total
	Total	Policyholder
2017	Assets	Liabilities
Annuity	$5,975,236	$484,398
Life Insurance	2,646,589	1,006,838
Total	$8,621,825	$1,491,236

2016
Annuity	$6,044,874	$567,814
Life Insurance	2,625,401	1,053,263
Total	$8,670,275	$1,621,077

PART C

OTHER INFORMATION
Item 26.       Exhibits

(a)		Board of Directors Resolutions.
(1)
Resolutions of the Board of Directors of Transamerica Advisors Life Insurance Company establishing the Separate Account. (Incorporated by Reference to Post-Effective Amendment No. 7 to the Registration Statement filed by the Registrant on Form S-6 (File No. 33-43057).)

	(2)	Board Resolution for Merger and Combination of Accounts. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
(b)		Custodian Agreements. Not applicable.
(c)		Underwriting Contracts.
(1)
Distribution Agreement between Transamerica Advisors Life Insurance Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(2)
Amended Sales Agreement between Transamerica Advisors Life Insurance Company and Merrill Lynch Life Agency, Inc. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(3)
Form of Underwriting Agreement Between Transamerica Advisors Life Insurance Company and Transamerica Capital, Inc. (Incorporated by reference to Post-Effective Amendment No. 10 to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, File No. 333-118362, Filed April 25, 2008.)

(4)
Wholesaling Agreement between Transamerica Advisors Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Transamerica Capital. (Incorporated by Reference to the Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company, File Nos. 33-26322, 33-46827, 33-52254, 33-60290, 33-58303, 333-33863, filed March 27, 2008.)

(5)
Selling Agreement between Transamerica Advisors Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch Life Agency, Inc. (Incorporated by Reference to the Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company, File Nos. 33-26322, 33-46827, 33-52254, 33-60290, 33-58303, 333-33863, filed March 27, 2008.)

(6)
Master Distribution Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. (Incorporated by reference to Exhibit 10.2 to Transamerica Advisors Life Insurance Company’s Current Report on Form 8-K, File No. 33-26322, filed January 4, 2008.)

(d)		Contracts.
	(1)	Modified Single Premium Variable Life Insurance Policy. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
	(2)	Guarantee of Insurability Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
	(3)	Death Benefit Proceeds Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
	(4)	Single Premium Immediate Annuity Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
	(5)	Change of Insured Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
	(6)	Partial Withdrawal Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
	(7)	Special Allocation Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
	(8)	Backdating Endorsement. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
	(9)	Additional Payment Endorsement. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
	(10)	Certificate of Assumption. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
	(11)	Company Name Change Endorsement. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
(e)		Applications.
	(1)	Application form for Modified Single Premium Variable Life Insurance Policy. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(f)		Depositor’s Certificate of Incorporation and By-Laws.
(1)
Articles of Amendment, Restatement, and Redomestication of the Articles of Incorporation of Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(2)
Amended and Restated By-Laws of Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(g)	Reinsurance Contracts.
Not Applicable.
(h)		Participation Agreements.
(1)
Agreement between Transamerica Advisors Life Insurance Company and Merrill Lynch Series Fund, Inc. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(2)
Agreement between Transamerica Advisors Life Insurance Company and Merrill Lynch Funds Distributor, Inc. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(3)
Agreement between Transamerica Advisors Life Insurance Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(4)
Participation Agreement among Transamerica Advisors Life Insurance Company, ML Life Insurance Company of New York, and Monarch Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 3 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(5)
Form of Participation Agreement among Transamerica Advisors Life Insurance Company, ML Life Insurance Company of New York and Family Life Insurance Company. (Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement filed by the Registrant on Form S-6 (File No. 33-43058).)

(6)
Form of Participation Agreement Among Transamerica Advisors Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to the Registration Statement filed on Form N-4 (File No. 33-43773).)

(7)
Form of Participation Agreement Among MFS Variable Insurance Trust, Transamerica Advisors Life Insurance Company, and Massachusetts Financial Services Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to the Registration Statement filed on Form N-4 (File No. 33-43773).)

	(8)	Participation Agreement By and Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Merrill Lynch
Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 11 to the Registration Statement filed on Form N-4 (File No. 33-43773).)
(9)
Form of Participation Agreement among Transamerica Advisors Life Insurance Company, Hotchkis and Wiley Variable Trust, and Hotchkis and Wiley. (Incorporated by reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 12 to Form N-4 Registration No. 33-43773 Filed May 1, 1998.)

(10)
Form of Participation Agreement between Transamerica Advisors Life Insurance Company and Mercury Asset Management V.I. Funds, Inc. (Incorporated by reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 15 to Form N-4 Registration No. 33-43773 Filed April 14, 1999.)

(11)
Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43773 Filed December 10, 1996.)

(12)
Amendment to the Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(13)
Amendment to the Participation Agreement Among Transamerica Advisors Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated May 1, 1997. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(14)
Amendment to the Participation Agreement Among Transamerica Advisors Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated June 5, 1998. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(15)
Amendment to the Participation Agreement Among Transamerica Advisors Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated July 22, 1999. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(16)
Amendment to the Participation Agreement Among MFS® Variable Insurance TrustSM, Transamerica Advisors Life Insurance Company, and Massachusetts Financial Services Company dated May 1, 1997. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(17)
Amendment to the Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(18)
Amendment to the Participation Agreement Among Transamerica Advisors Life Insurance Company and Hotchkis and Wiley Variable Trust. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(19)
Form of Amendment to Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc., and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 333-90243 Filed April 21, 2006.)

(20)
Form of Rule 22c-2 Shareholder Information Agreement Between AIM Investment Services, Inc. and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-43773 Filed April 17, 2007.)

(21)
Form of Rule 22c-2 Shareholder Information Agreement Between Alliance
Bernstein Investor Services, Inc. and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to
Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-43773 Filed April 17, 2007.)

(22)
Form of Rule 22c-2 Shareholder Information Agreement Between BlackRock Distributors, Inc. and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account C’s Post-Effective Amendment No. 6 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-73544 Filed April 17, 2007.)

(23)
Form of Rule 22c-2 Shareholder Information Agreement Between MFS Fund Distributors, Inc. and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-43773 Filed April 17, 2007.)

(24)
Form of Participation Agreement Between MLIG Variable Insurance Trust, Merrill Lynch Pierce, Fenner & Smith, Inc., and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account C’s Post-Effective Amendment No. 6 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-73544 Filed April 17, 2007.)

(25)
Form of Amendment to Participation Agreement by and among Alliance Capital Management L.P., AllianceBernstein Investment Research and Management, Inc. and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-43773 Filed April 17, 2007.)

(26)
Participation Agreement by and among MLIG Variable Insurance Trust, Merrill Lynch Pierce Fenner & Smith Inc., Roszel Advisors, LLC, and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-118362, Filed April 25, 2008.)

(27)
Amendment No. 12 to Participation Agreement Among Transamerica Advisors Life Insurance Company, AllianceBernstein L.P. and Alliancebernstein Investments, Inc. dated May 1, 2013. (Incorporated by Reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-6, File No. 33-43058, Filed April 27, 2015.)

(28)
Revision to Schedule A dated May 1, 2015, to Participation Agreement Among Transamerica Advisors Life Insurance Company, AllianceBernstein L.P. and AllianceBernstein Investments, Inc.(Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-6, File No. 33-43058 Filed April 25, 2016.)

(29)
Amendment No. 8 to Participation Agreement Between BlackRock Variable Series Funds, Inc., and Transamerica Advisors Life Insurance Company effective May 1, 2013. (Incorporated by Reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-6, File No. 33-43058, Filed April 27, 2015.)

(30)
Amendment No. 10 to Participation Agreement Among AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Distributors, Inc, and Transamerica Advisors Life Insurance Company dated May 1, 2013. (Incorporated by Reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-6, File No. 33-43058, Filed April 27, 2015.)

(31)
Amended and Restated Participation Agreement Among MFS Variable Insurance Trust, Transamerica Advisors Life Insurance Company and MFS Fund Distributors, Inc. dated December 1, 2010. (Incorporated by Reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-6, File No. 33-43058, Filed April 27, 2015.)

(32)
Revision to Schedule A dated May 1, 2016 to Participation Agreement Between Columbia Funds Variable Series Trust II, Columbia Management Investment Advisers, LLC, Columbia Management Investment Distributors, Inc. and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Transamerica Advisors Life insurance Company. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-6, File No. 33-43058 Filed April 25, 2017)

(i)		Administrative Contracts.
(1)
Amended form of terminated Service Agreement between Transamerica Advisors Life Insurance Company and Monarch Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(2)
Service Agreement among Transamerica Advisors Life Insurance Company, Family Life Insurance Company and Merrill Lynch Insurance Group, Inc. (Incorporated by reference to Post-Effective Amendment No. 4 filed by the Registrant on Form S-6 (File No. 33-43058).)

(j)		Other Material Contracts.
(1)
Keep Well Agreement between AEGON USA, Inc. and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to the Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company, File Nos. 33-26322, 33-46827, 33-52254, 33-60290, 33-58303, 333-33863, filed March 27, 2008.)

(2)
Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. (Incorporated by reference to Exhibit 10.1 to Transamerica Advisors Life Insurance Company’s Current Report on Form 8-K, File No. 33-26322, filed August 17, 2007.)

(3)
First Amendment to Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. (Incorporated by reference to Exhibit 10.1 to Transamerica Advisors Life Insurance Company’s Current Report on Form 8-K, File No. 33-26322, filed January 4, 2008.)

(k)		Legal Opinion.
	(1)	Opinion and Consent of Arthur D. Woods, Esq. as to the legality of the securities being registered. (Filed herewith.)
(l)		Actuarial Opinion.
Not applicable.
(m)		Calculations.
Not applicable.
(n)		Other Opinions.
	(1)	Written Consent of PricewaterhouseCoopers LL P , Independent Registered Public Accounting Firm. (Filed herewith.)
(o)		Omitted Financial Statements.
Not Applicable.
(p)		Initial Capital Agreements.
Not Applicable.
(q)		Redeemability Exemption
(1)
Memorandum describing Transamerica Advisors Life Insurance Company’s Issuance, Transfer and Redemption Procedures. (Incorporated by reference to Post-Effective Amendment No. 4 filed by the Registrant on Form S-6 (File No. 33-43058).)

(2)
Supplement to Memorandum describing Transamerica Advisors Life Insurance Company’s Issuance, Transfer and Redemption Procedures. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement filed on Form S-6 (File No. 33-55472).)

(r)		Powers of Attorney.(Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-6, File No. 33-43058 Filed April 25, 2016.)
	(1)	Blake S. Bostwick (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-6, File No. 33-43058 Filed April 25, 2017)
	(2)	C. Michiel van Katwijk ( Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-6, File No. 33-43058 Filed April 25, 2017)
	(4)	Mark W. Mullin (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-6, File No. 33-43058 Filed April 25, 2017)
(5)	Jay Orlandi (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-6, File No. 33-43058 Filed April 25, 2017)
(6)	David Schulz (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-6, File No. 33-43058 Filed April 25, 2017)
(7)	Eric J. Martin ((Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-6, File No. 33-43058 Filed April 25, 2017)

Item 27. Directors and Officers of the Depositor (Transamerica Advisors Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor

Blake S. Bostwick 1801 California St., Suite 100 Denver, CO 80202	Director and President

C. Michiel van Katwijk 100 Light St. Baltimore, MD 21202	Director, Chief Financial Officer, Executive Vice President and Treasurer

Eric J. Martin 4333 Edgewood Road, N.E. Cedar Rapids, IA 52499-0001	Controller, Senior Vice President and Assistant Treasurer

Mark W. Mullin 100 Light St. Baltimore, MD 21202	Director and Chairman of the Board

Jay Orlandi 100 Light St. Baltimore, MD 21202	Director, Executive Vice President. General Counsel and Secretary

David Schulz 4333 Edgewood Rd NE Cedar Rapids, IA 52499	Director, Chief Tax Officer and Senior Vice President

Item 28.  Persons Controlled or Under Common Control with the Depositor or Registrant

As of December 31, 2017 , the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Members: AHDF Manager I, LLC (0.01%), Mangaging Member; Transamerica Life Insurance Company (5%); non-AEGON affiliates: Dominium Taxable Fund I, LLC (94.99%)	Affordable housing loans
Aegon Affordable Housing Debt Fund II, LLC	Delaware	Members: Manager Member - AHDF Manager II, LLC (0.01%); Transamerica Life Insurance Company (99.99%)	Affordable housing loans
AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC is the Manager; equity will be owned by clients/investors of AEGON USA Investment Management, LLC	To serve as a fund for a client and offer flexilbility to accommodate other similarly situated clients.
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
Aegon Community Investments 50, LLC	Delaware
Members:  Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)
Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 52, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 53, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 54, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 55, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, LLC	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
Aegon LIHTC Fund 50, LLC	Delaware
Members:  Aegon Community  Investments 50, LLC (0.01%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-affiliate of AEGON, Citibank, N.A. (48.9950%)
Investments
Aegon LIHTC Fund 51, LLC	Delaware	Members: Aegon Community Investments 51, LLC (.01%) as Managing Member; non-affiliate of AEGON, Citibank, N.A. (99.99%)	Investments
Aegon LIHTC Fund 52, LLC	Delaware
Members:  Transamerica Financial Life Insurance Company (49.099490%); Transamerica Life Insurance Company (1%); Managing Member - Aegon Community Investments 52, LLC (0.01%); non-affiliate of AEGON, Citibank, N.A. (48.99510%)
Investments
Aegon LIHTC Fund 54, LLC	Delaware	Sole Member: Aegon Community Investments 54, LLC	Investments
Aegon LIHTC Fund 55, LLC	Delaware	Members: Investor Member - Transamerica Premier Life Insurance Company (99.99%); Managing Member - Aegon Community Investments 55, LLC.	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (85.1798%); Transamerica Premier Life Insurance Company (14.8202%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
Aegon Multi-Family Equity Fund, LLC	Delaware	Members: Transamerica Life Insurance Company (63%); Transamerica Financial Life Insurance Company (20%); Transamerica Premier Life Insurance Company (17%)	Investments
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company
AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AHDF Manager II, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMFETF Manager, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing
AUIM Credit Opportunities Fund, Ltd.	Delaware	100% AEGON USA Investment Management, LLC	Investment vehicle
AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL-Barfield, LLC (50%)	Investments
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Transamerica Premier Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	Sole Member: FGH USA LLC	Real estate
FGP West Street LLC	Delaware	Sole Member: FGP West Mezzanine LLC	Real estate
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Firebird Re Corp.	Arizona	100% Transamerica Corporation	Captive insurance company
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investents VIII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset manager: non-affiliate of AEGON, Solar TC Corp. (100%) investor member	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (99.99%); Transamerica Life Insurance Company (0.01%) J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	Sole Member: Garnet Community Investments, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware
Members:  Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON:  New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)
Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware
Members:  Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON:  Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)
Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware
Members:  Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON:  USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)
Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXX, LLC	Delaware	Members: Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments
Garnet LIHTC Fund XLI, LLC	Delaware
Members:  Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% managing member); non-AEGON affiliates :  BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).
Investments
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) managing member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) investor member	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware
Members:   Garnet Community Investments XLVII, LLC (1%) managing member; Transamerica Premire Life Insurance Company (14%) investor member; non-affiliate of AEGON:  Citibank, N.A. (49%) investor member; New York Life Insurance Company (20.5%) investor member and New York Life Insurance and Annuity Corporation (15.5%) investor member.
Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XLVIII, LLC	Delaware
Members:  Transamerica Financial Life Insurance Company (75.18%) and Garnet Community Investments XXXLVIII, LLC (.01%); non-affiliates of AEGON:  U.S. Bancorp Community Development Corporation (21.04%), American Republic Insurance Company (2.84%), Bank of Hope (.93%)
Investments
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California
Partners:  Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON:  ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)
Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
Interstate North Office Park GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, LLC	Iowa	Sole Member: RCC North America LLC	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Transamerica Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: RCC North America LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund 53, LLC	Delaware	Non-Member Manager, AEGON Community Investments 53, LLC (0%); non-affiliates of AEGON: Bank of America, National Association (98%); MUFG Union Bank, N.A. (2%)	Investments
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: RCC North America LLC	Investments
MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding, LLC
Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer-related software and hardware services, including procurement and contract services to some or all of the members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Natural Resources Alternatives Portfolio I, LLC	Delaware
Members:  Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%); Managing Member:  AEGON USA Realty Advisors, LLC
Investment vehicle - to invest in Natural Resources
New Markets Community Investment Fund, LLC	Iowa	Members: AEGON Institutional Markets, Inc.(50%); AEGON USA Realty Advisors, Inc. (50%)	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL-MITBK, LLC (50%)	Investmetns
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Placer 400 Investors, LLC	California	Members: RCC North Amerivca LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: RCC North America LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4% ); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Rock Springs Drive, LLC	Maryland	Members: RCC North America LLC (98%); non-affiliate of AEGON, Longshore Ventures, LLC (2%)	Investments
SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant
Southwest Equity General Company	Arizona	Sole Shareholder: AEGON Direct Marketing Services International, LLC	General corporation

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Reinsurance Company	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust
THH Acquisitions, LLC	Iowa	Sole Member - Transamerica Life Insurance Company	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: RCC North America LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% Transamerica Corporation	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	Sole Member: TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Ohio	100% Transamerica Corporation	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Pyramid Properties LLC	Iowa	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator
US PENG, INC.	Delaware	Sole Member: AEGON Levensverzekering N.V.	Energy investment strategy
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
WFG Reinsurance Limited	Hawaii	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware
Members are:  Transamerica Life Insurance Company (44.17%~~)~~; Transamerica Premier Life Insurance Company (36.40%); Transamerica Financial Life Insurance Company (18.13%); Firebird Re Corp. (1.30%).  Manager:  AEGON USA Investment Management LLC
Aggregating vehicle formed to hold various fund investments.

Item 29.     Indemnification

Transamerica Advisors Life Insurance Company’s By-Laws provide, in Article VI, as follows:

Section 1. Actions Other Than by or in the Right of the Corporation.  The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 2. Actions by or in the Right of the Corporation.  The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.

Section 3. Right to Indemnification.  To the extent that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 4. Determination of Right to Indemnification.  Any indemnification under Sections 1 and 2 of this Article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.   Principal Underwriter

Principal Underwriters

(a)            Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Financial Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E.  This account is a separate account of Transamerica Premier Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., and Transamerica Asset Allocation Variable Funds.

(b)            Directors and Officers of Transamerica Capital, Inc.:
Name	Principal Business Address	Position and Offices with Underwriter
Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer
Joe Boan	(1)	Director and Vice President
David R. Paulsen	(3)	Director, Chief Executive Officer, President and Chairman of the Board
Mike Curran	(3)	Chief Compliance Officer
Gregory E. Miller-Breetz	(1)	Secretary
Vincent J. Toner	(3)	Vice President
John Koehler	(3)	Vice President
Alison Ryan	(4)	Assistant Secretary
(1)    100 Light Street, Floor B1, Baltimore, MD  21202
(2)    4333 Edgewood Road N.E., Cedar Rapids, IA  52499-0001
(3)    1801 California Street, Suite 5200, Denver, CO  80202
(4)1150 S. Olive St., Los Angeles, CA  90015

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.		0		$0

(1)	Fiscal Year 2017

Item 31.     Location of Accounts and Records

All accounts, books, and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Manager Regulatory Filing Unit, Transamerica Advisors Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001; or by the Service Center at 2000 Wade Hampton Blvd., Greenville, South Carolina 29615.

Item 32.     Management Services

Not applicable.

Item 33.     Fee Representation

Transamerica Advisors Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Advisors Life Insurance Company.

Signatures
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Merrill Lynch Life Variable Separate Account II, certifies that this Post-Effective Amendment 31 meets all the requirements for effectiveness under paragraph (b) of Rule 485, and accordingly, has caused this Amendment to be signed on its behalf, in the City of St. Petersburg, Florida, on this 25h day of April, 2018.

Merrill Lynch Life Variable Life Separate Account II
(Registrant)

Transamerica Advisors Life Insurance Company
(Depositor)

By: * Blake S. Bostwick Director and President

As required by the Securities Act of 1933, this Post-Effective Amendment No. 31 to the Registration Statement has been signed by the following persons in the capacities indicated on April 25, 2018.

Signatures	Title

* Blake S. Bostwick	Director and President
* C. Michiel van Katwijk	Director, Chief Financial Officer, Executive Vice President and Treasurer
* Mark W. Mullin	Director and Chairman of the Board
* Jay Orlandi	Director, Executive Vice President. General Counsel and Secretary
* David Schulz	Director, Chief Tax Officer and Senior Vice President
* Eric J. Martin	Controller, Senior Vice President and Assistant Treasurer
* _________________ Arthur D. Woods

*By: Arthur D. Woods — Attorney-in-Fact pursuant to Powers of Attorney.

EXHIBIT LIST

Exhibit (k)(1)	Opinion and Consent of Arthur D. Woods, Esq. as to the legality of the securities being registered.
Exhibit (n)(1)	Written Consent of PricewaterhouseCoopers LL P , Independent Registered Public Accounting Firm